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                                 UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                   FORM N-CSR

                   CERTIFIED SHAREHOLDER REPORT OF REGISTERED
                        MANAGEMENT INVESTMENT COMPANIES



		Investment Company Act file number 811-21654

                          Pioneer Floating Rate Trust
               (Exact name of registrant as specified in charter)


                       60 State Street, Boston, MA 02109
              (Address of principal executive offices) (ZIP code)


            Terrence J. Cullen, Pioneer Investment Management, Inc.,
                       60 State Street, Boston, MA 02109
                    (Name and address of agent for service)


Registrant's telephone number, including area code:  (617) 742-7825


Date of fiscal year end:  November 30


Date of reporting period:  December 1, 2012 through November 30, 2013


Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1). The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection, and policymaking roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget ("OMB") control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 450 Fifth Street, NW, Washington, DC 20549-0609. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. ss. 3507.


ITEM 1. REPORTS TO STOCKHOLDERS.


                        Pioneer Floating
                        Rate Trust

--------------------------------------------------------------------------------
                        Annual Report | November 30, 2013
--------------------------------------------------------------------------------

                        Ticker Symbol:   PHD

                        [LOGO] PIONEER
                               Investments(R)
                      visit us: us.pioneerinvestments.com

Table of Contents

Letter to Shareowners                                                         2

Portfolio Management Discussion                                               4

Portfolio Summary                                                             9

Prices and Distributions                                                     11

Performance Update                                                           12

Schedule of Investments                                                      13

Financial Statements                                                         41

Financial Highlights                                                         44

Notes to Financial Statements                                                46

Report of Independent Registered Public Accounting Firm                      57

Approval of Investment Advisory Agreement                                    59

Trustees, Officers and Service Providers                                     63

                        Pioneer Floating Rate Trust | Annual Report | 11/30/13 1

President's Letter

Dear Shareowner,

When we look at the U.S. economy heading into 2014, we continue to see slow, but steady, growth. Employment has also been rising steadily, but only modestly. Consumer incomes, savings, wealth, and debt-servicing capacity have been solid buttresses for the recovering housing and auto industries. Industrial activity is growing only modestly, but current corporate profits are generally solid and balance sheets appear able to support needed capital spending and dividend* payouts. The scaled-back "fiscal cliff" tax increases and spending cuts have meaningfully cut the budget deficit without driving the economy into recession. In addition, we feel that continuing slack in labor markets and capacity utilization offers the potential for continuing growth without bottlenecks and rising inflation.

After observing the strengthening economic trends, the Federal Reserve (the Fed) hinted that it might begin scaling back its "QE" quantitative easing program later in 2013 and could terminate its bond purchases altogether sometime in 2014. In September, however, the Fed surprised many market participants by deciding not to start scaling back QE yet, but announced later in the year that it would, in fact, begin tapering QE. The Fed has also said that short-term interest rates are likely to remain near zero for some time to come, given that inflation remains subdued and unemployment remains too high.

The U.S. government's partial shutdown in October rattled the markets to a degree, but did not immediately have a significant negative impact on the economy or capital markets. As the year drew to a close, leaders in Washington reached a bipartisan budget agreement that establishes top-line government spending levels for the next two fiscal years, a move which should help to diffuse the threat of another shutdown. That certainly was welcome news for investors who had grown weary of the uncertainty caused by the constant, politically motived bickering over the nation's fiscal policies.

There are certainly risks and uncertainties that continue to plague the global economy as we head into the new year. The European economy remains weak, though it is beginning to show signs of stabilization, and a number of countries in the emerging markets have experienced difficulties. Still, a potential ending of the European recession, continuing economic improvement in Japan in response to the new government's easing policies, and a "soft landing" of 7% growth in China could very well result in an improving global outlook in 2014.

*   Dividends are not guaranteed.

2 Pioneer Floating Rate Trust | Annual Report | 11/30/13

There are also geopolitical worries abroad and the aforementioned political fights at home, and while most of the widely recognized risks we've outlined may already be "priced into" the market, we believe investors should continue to expect market volatility.

The Fed's aggressive monetary policies and fears about economic growth had helped drive long-term Treasury yields to unsustainably low levels; the return to more normal levels has resulted in disappointing returns for bond investors during much of 2013, but the stock market has delivered double-digit returns to equity investors who were willing to brave the "wall of worry".

At Pioneer, we have long advocated the benefits of staying diversified and investing for the long term. And while diversification does not assure a profit or protect against loss in a declining market, we believe there are still opportunities for prudent investors to earn attractive returns. Our advice, as always, is to work closely with a trusted financial advisor to discuss your goals and work together to develop an investment strategy that meets your individual needs, keeping in mind that there is no single best strategy that works for every investor.

Pioneer's investment teams have, since 1928, sought out attractive opportunities in global equity and bond markets, using in-depth research in an effort to identify undervalued individual securities, and using thoughtful risk management to construct portfolios which seek to balance potential risks and reward in an ever-changing world.

We encourage you to learn more about Pioneer and our time-tested approach to investing by consulting with your financial advisor or visiting us online at us.pioneerinvestments.com. We greatly appreciate your trust in us, and we thank you for investing with Pioneer.

Sincerely,

/s/ Daniel K. Kingsbury

Daniel K. Kingsbury
President and CEO
Pioneer Investment Management USA, Inc.

Any information in this shareowner report regarding market or economic trends or the factors influencing the Trust's historical or future performance are statements of opinion as of the date of this report. These statements should not be relied upon for any other purposes. Past performance is no guarantee of future results, and there is no guarantee that market forecasts discussed will be realized.

                        Pioneer Floating Rate Trust | Annual Report | 11/30/13 3

Portfolio Management Discussion | 11/30/13

Investments in bank loans generated healthy returns during the 12-month period ended November 30, 2013. The floating-interest-rate feature of bank loans enabled the asset class to hold up relatively well as market interest rates rose and bond prices tended to decline during the second half of the period, undermining the performance of higher-rated, fixed-rate bond investments. In the following interview, Jonathan Sharkey discusses the factors that affected the performance of Pioneer Floating Rate Trust during the 12 months. Mr. Sharkey, a senior vice president and portfolio manager at Pioneer, is responsible for the day-to-day management of the Trust.

Q How did the Trust perform during the 12-month period ended November 30, 2013?

A Pioneer Floating Rate Trust returned 7.15% at net asset value and -0.84% at market price during the 12-month period ended November 30, 2013.
    During the same 12-month period, the Trust's benchmark, the Barclays U.S. High Yield Loans Index (the Barclays Index), returned 5.66%. Unlike the Trust, the Barclays Index does not use leverage. While the use of leverage increases investment opportunity, it also increases investment risk. During the same 12-month period, the average return (at market price) of the 20 closed-end funds in Lipper's Loan Participation Funds category (which may or may not be leveraged) was 1.87%.

    The shares of the Trust were selling at a 5.2% discount to net asset value on November 30, 2013.

    On November 30, 2013, the Trust's standard 30-day SEC yield was 6.69%*.

Q How would you describe the investment environment for floating-rate loans during the 12-month period ended November 30, 2013?

A The environment for investing in floating-rate bank loans remained generally healthy throughout the Trust's fiscal year, as new money flowed into the market and new loan deals became available for investment. In fact, at the end of the fiscal year on November 30, 2013, the market for bank loans had enjoyed 72 consecutive weeks of net investment inflows, demonstrating the ongoing demand for these types of investments. The demand for loans was supported by the recognition that the floating-rate feature of loans tends to make them less vulnerable than bonds to price losses whenever interest rates begin to rise.

* The 30-day SEC yield is a standardized formula that is based on the hypothetical annualized earning power (investment income only) of the Trust's portfolio securities during the period indicated.

4 Pioneer Floating Rate Trust | Annual Report | 11/30/13

    Among the significant investors in loans during the period were pooled investment vehicles known as collateralized loan obligations (CLOs) structured and created by financial institutions. These CLOs invested in bank loans and once again became an important part of the market, with new CLO issuance almost equaling pre-financial crisis levels. Many high-yield portfolio managers also saw opportunity in bank loans. The appeal of floating-rate bank loans became even stronger when the backdrop for all fixed-income-related investments changed in May 2013, when Federal Reserve System (Fed) Chairman Ben Bernanke hinted that, given signs of moderate, but steady improvement in the U.S. economy, the Fed might soon consider "tapering" the pace of its quantitative easing (QE) bond-purchasing program. Mr. Bernanke's comments set off speculation that market interest rates would soon begin to rise, and longer-term rates, such as those for 10-year Treasuries, did increase during the summer, even though the Fed's QE policy remained unaltered throughout the remainder of the Trust's fiscal year ended November 30. The Fed confirmed after the period ended that it was ready to begin a mild drawdown of QE (subtracting $10 billion worth of bond purchases per month from the long-standing level of $85 billion).

    U.S. Treasuries, in particular, performed poorly after the rise in interest rates, but the performance of credit-sensitive securities with fixed interest rates also was affected. Bank loans, however, attracted more investors and tended to outperform many fixed-income alternatives for much of the 12-month period.

    Even with the strong relative returns of bank loans, there were some factors that held back the performance of the asset class during the period. In June 2013, for example, the high-yield market experienced significant outflows; as a result, high-yield bond investors sold some of their bank loan investments because such investments were liquid and their prices had held value more than other fixed-rate instruments, and thus were easily tradable. Moreover, near the end of the 12-month period, many outstanding bank loans were called back by their issuing institutions and replaced by new loans at lower credit spreads. During the 12-month period, in fact, 42% of the loans in the market were affected by repricing of loan obligations, which resulted in a fairly large supply of new loans paying lower yields. The rate of refinancing during the period was higher than what we had observed during the previous two years.

Q What was your overall investment strategy for the Trust during the 12-month period ended November 30, 2013?

A As always, we emphasized investments in higher-quality bank loans throughout the Trust's fiscal year, although we did maintain exposure in the Trust's portfolio to opportunities throughout the bank loan market.

                        Pioneer Floating Rate Trust | Annual Report | 11/30/13 5

    This "up-in-quality" investment focus did, at times, hold back the Trust's benchmark-relative performance during the period, as lower-rated loans (rated CCC) often outperformed higher-rated loans (rated BB and B). Nevertheless, the Trust did perform well during the full 12-month period, outpacing the return of the Trust's benchmark, the Barclays Index.

    During the Trust's fiscal year, exposure to loans to the health care sector fell from 14% to 10% of the Trust's total investment portfolio, primarily due to our concerns about how the U.S. government's sequestration spending cuts would affect health care institutions. The level of exposure to health care in the Trust's portfolio also was affected by several write-downs in the values of some pharmaceutical industry loans. Exposure to technology company loans also declined during the period, from 12.5% to 10% of the Trust's total investment portfolio. At the same time, we increased exposure to investments in loans to basic materials companies during the period, from 9.1% to 11.1% of the Trust's total investment portfolio, while exposures to the transportation and consumer industries in the Trust's portfolio also were increased.

    As of November 30, 2013, investments in BB-rated and B-rated loans combined to account for more than 85% of the Trust's total investment portfolio. Loans rated BBB accounted for roughly 5% of the Trust's total investment portfolio, while loans rated CCC and lower represented slightly less than 3% of the Trust's total investment portfolio.

Q What types of loan investments had the largest impact on the Trust's performance during the 12-month period ended November 30, 2013?

A Investments in CLO securities (about 2% of the Trust's total investment portfolio) performed particularly well with the resurgence of both new CLOs and secondary demand for old issuances, as CLO tranches were at discounts and have floating rates. In addition, the Trust's portfolio benefited from the appreciation in the values of some common stocks that had been obtained through the financial restructurings of several companies. Examples of common stocks that aided the Trust's performance during the period included shares of New Young Broadcasting, Delta Airlines and Delphi Automotive.

    Other individual investments that performed well for the Trust during the period included loans to Medical Card Systems, a health care management services company in Puerto Rico; FTS International, an energy field services company specializing in drilling operations; and Affinion, a marketing and communications company whose operations include marketing programs to affinity groups.



6 Pioneer Floating Rate Trust | Annual Report | 11/30/13

    Some of our investments did underperform for the Trust during the period, however, including loans to Azithromycin, a pharmaceutical company; Accent Care, a home-health services company; Preferred Proppants, a distributor of materials used in natural gas drilling operations; and Virtual Radiologic, an operator of medical imaging offices throughout the U.S.

Q How did the level of leverage in the Trust change during the 12-month period ended November 30, 2013?

A At the end of the 12-month period, 36.1% of the Trust's total managed assets were financed by leverage, which remained constant, compared with 36.1% of assets at the start of the fiscal period on December 1, 2012.

    During the fiscal period, the Trust employed leverage through the assurance of auction market preferred shares ("AMPS"). Following the end of the fiscal period, the Trust redeemed all of its outstanding AMPS. The Trust continues to employ leverage through a revolving credit facility. As of December 6, 2013, 48.7% of the Trust's total managed assets were financed by leverage through the credit facility.

Q   What is your investment outlook?

A We think the fixed-income markets in general, including the market for bank loan-based securities, should stabilize in the coming months. The two-year U.S. budget compromise struck by Democrats and Republicans near the end of 2013 has raised market expectations that the worst of the major political fights over economic policy might be over, at least for the time being. This belief had helped to calm the capital markets as the end of the calendar year approached.

    In the current environment, we believe that U.S. economic growth should continue to strengthen at a moderate pace, with interest rates remaining low. We believe loan deals should increase as the pace of corporate activities such as leveraged buyouts and mergers and acquisitions picks up. Meanwhile, we think default rates for bank loans should remain well below historical averages in the coming months, a reflection of the overall good quality of outstanding loan debt. We believe those factors have the potential to encourage further investment inflows to the bank loan market.

    During the second half of the 12-month period, the Trust had a positive total return. This positive total return was the product of interest income rather than from capital appreciation. We think that this trend should continue given that the Barclays Index is nearly at par.

    We believe that the main advantage to investing in bank loans, which is their floating-rate feature, should prove especially compelling as the likelihood grows that market interest rates will again, at some point, begin to increase. The advantage of bank loans, in our view, should become even more obvious to investors once the effects of the Fed's QE tapering begin to be felt in 2014.

                        Pioneer Floating Rate Trust | Annual Report | 11/30/13 7

Please refer to the Schedule of Investments on pages 13-40 for a full listing of Trust securities.

The Trust may invest in derivative securities, which may include futures and options. These types of instruments can increase price fluctuation.

The Trust is not limited in the percentage of its assets that may be invested in floating-rate senior loans and other securities deemed to be illiquid. Illiquid securities may be difficult to sell at a fair price at times when the Trust believes it is desirable to do so and their market price is generally more volatile than that of more liquid securities. Illiquid securities may be difficult to value, and investment of the Trust's assets in illiquid securities may restrict the Trust's ability to take advantage of market opportunities.

During the fiscal year ended November 30, 2013, the Trust employed leverage through the issuance of preferred shares. Following the end of the fiscal period, the Trust redeemed all of its outstanding preferred shares. The Trust continues to employ leverage through a revolving credit facility. Leverage creates significant risks, including the risk that the Trust's income or capital appreciation will not be sufficient to cover the cost of leverage, which may adversely affect the return for the holders of common shares.

Investments in high-yield or lower-rated securities are subject to greater-than-average risk. The Trust may invest in securities of issuers that are in default or that are in bankruptcy.

Investing in foreign and/or emerging markets securities involves risks relating to interest rates, currency exchange rates and economic and political conditions.

The Trust is required to maintain certain regulatory and rating agency asset coverage requirements in connection with its outstanding preferred shares. In order to maintain required asset coverage levels, the Trust may be required to alter the composition of its investment portfolio or take other actions, such as redeeming preferred shares with the proceeds from portfolio transactions, at what might be inopportune times in the market. Such actions could reduce the net earnings or returns to holders of the Trust's common shares over time.

These risks may increase share price volatility.

Past performance is no guarantee of future results, and there is no guarantee that market forecasts discussed will be realized.

Any information in this shareowner report regarding market or economic trends or the factors influencing the Trust's historical or future performance are statements of opinion as of the date of this report. These statements should not be relied upon for any other purposes.

8 Pioneer Floating Rate Trust | Annual Report | 11/30/13

Portfolio Summary | 11/30/13

Portfolio Diversification
--------------------------------------------------------------------------------
(As a percentage of total investment portfolio)

[THE FOLLOWING DATA WAS REPRESENTED AS A PIE CHART IN THE PRINTED MATERIAL]

Senior Secured Floating Rate Loan Interests                     90.9%
Common Stocks                                                    3.2%
Corporate Bonds & Notes                                          2.6%
Collateralized Loan Obligations                                  1.8%
Right/Warrant                                                    1.5%
Asset Backed Security                                            0.0%*
Liquidating Trusts                                               0.0%*
Claims                                                           0.0%*

* Amount is less than 0.1%.

Quality Distribution
--------------------------------------------------------------------------------
(As a percentage of total investment portfolio; based on Standard & Poor's (S&P) ratings.)

[THE FOLLOWING DATA WAS REPRESENTED AS A PIE CHART IN THE PRINTED MATERIAL]

BBB                                                              5.3%
BB                                                              34.2%
B                                                               51.1%
CCC                                                              2.3%
D                                                                0.6%
Not Rated                                                        6.5%

Bond ratings are ordered highest to lowest in portfolio. Based on Standard & Poor's measures, AAA (highest possible rating) through BBB are considered investment grade; BB or lower ratings are considered non-investment grade. Cash equivalents and some bonds may not be rated.

The portfolio is actively managed and current holdings may be different.

                        Pioneer Floating Rate Trust | Annual Report | 11/30/13 9

10 Largest Holdings
--------------------------------------------------------------------------------
(As a percentage of long-term holdings)*

  1. Delphi Automotive Plc                                                                       2.46%
------------------------------------------------------------------------------------------------------
  2. Univision Communications, Inc., Converted Extended First-Lien Term Loan, 4.5%, 3/1/20       1.66
------------------------------------------------------------------------------------------------------
  3. Cequel Communications LLC, Term Loan, 3.5%, 2/14/19                                         1.49
------------------------------------------------------------------------------------------------------
  4. New Young Broadcasting Holding Co., Inc., expires 12/24/24                                  1.47
------------------------------------------------------------------------------------------------------
  5. Dunkin' Brands, Inc., Term B-3 Loan, 3.75%, 2/14/20                                         0.77
------------------------------------------------------------------------------------------------------
  6. Bright Horizons Family Solutions LLC, Term B Loan, 5.25%, 1/30/20                           0.75
------------------------------------------------------------------------------------------------------
  7. Appvion, Inc., Term Commitment, 6.75%, 6/28/19                                              0.75
------------------------------------------------------------------------------------------------------
  8. HCA, Inc., Tranche B-5 Term Loan, 2.998%, 3/31/17                                           0.74
------------------------------------------------------------------------------------------------------
  9. Telesat Canada, U.S. Term B-2 Loan, 3.5%, 3/28/19                                           0.74
------------------------------------------------------------------------------------------------------
 10. Expert Global Solutions, Inc., Advance First Lien Term Loan B, 8.5%, 4/3/18                 0.72
------------------------------------------------------------------------------------------------------

* This list excludes temporary cash investments and derivative instruments. The portfolio is actively managed, and current holdings may be different. The holdings listed should not be considered recommendations to buy or sell any security listed.

10 Pioneer Floating Rate Trust | Annual Report | 11/30/13

Prices and Distributions | 11/30/13

Market Value per Common Share
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                                        11/30/13                    11/30/12
--------------------------------------------------------------------------------
Market Value                             $12.41                      $13.41
--------------------------------------------------------------------------------
Premium (Discount)                         (5.2)%                       2.7%
--------------------------------------------------------------------------------

Net Asset Value per Common Share
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                                        11/30/13                   11/30/12
--------------------------------------------------------------------------------
                                         $13.06                     $13.06
--------------------------------------------------------------------------------

Distributions per Common Share: 12/1/12- 11/30/13
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                        Net Investment        Short-Term            Long-Term
                            Income           Capital Gains         Capital Gains
--------------------------------------------------------------------------------
                            $0.90                $ --                  $ --
--------------------------------------------------------------------------------

Yields
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                                     11/30/13                         11/30/12
--------------------------------------------------------------------------------
30-day SEC Yield                      6.69%                             6.38%
--------------------------------------------------------------------------------

The data shown above represents past performance, which is no guarantee of future results.

                       Pioneer Floating Rate Trust | Annual Report | 11/30/13 11

Performance Update | 11/30/13

Investment Returns
--------------------------------------------------------------------------------
The mountain chart on the right shows the change in market value, including reinvestment of dividends and distributions, of a $10,000 investment made in common shares of Pioneer Floating Rate Trust during the periods shown, compared with the values of the Barclays U.S. High Yield Loans Index, an unmanaged index which measures the performance of high-yield loans, and the Credit Suisse (CS) Leveraged Loan Index, an unmanaged index of senior, secured U.S. dollar-denominated loans.

Average Annual Total Returns
(As of November 30, 2013)
--------------------------------------------------------------------------------
                                Net Asset        Market
Period                          Value (NAV)      Price
--------------------------------------------------------------------------------
Life-of-Trust
(12/28/04)                       5.07%            3.93%
5 Years                         18.34            22.47
1 Year                           7.15            -0.84
--------------------------------------------------------------------------------

[THE FOLLOWING DATA WAS REPRESENTED AS A MOUNTAIN CHART IN THE PRINTED MATERIAL]

Market Value of $10,000 Investment

               Pioneer Floating      Barclays U.S.             CS Leveraged
               Rate Trust            High Yield Loans Index*   Loan Index**
12/23/2004     $  10,000                                       $  10,000
11/30/2005     $   9,167                                       $  10,462
11/30/2006     $  10,871             $  10,913                 $  11,199
11/30/2007     $  11,201             $  10,254                 $  11,463
11/30/2008     $   6,825             $   7,476                 $   8,514
11/30/2009     $   9,273             $  10,826                 $  11,557
11/30/2010     $  11,321             $  12,068                 $  12,879
11/30/2011     $  12,518             $  12,316                 $  13,221
11/30/2012     $  14,050             $  13,539                 $  14,436
11/30/2013     $  14,118             $  14,305                 $  15,354

Call 1-800-225-6292 or visit us.pioneerinvestments.com for the most recent month-end performance results. Current performance may be lower or higher than the performance data quoted.

Performance data shown represents past performance. Past performance is no guarantee of future results. Investment return and market price will fluctuate, and your shares may trade below NAV, due to such factors as interest rate changes, and the perceived credit quality of borrowers.

Total investment return does not reflect broker sales charges or commissions. All performance is for common shares of the Trust.

Closed-end funds, unlike open-end funds, are not continuously offered. There is a one-time public offering and, once issued, shares of closed-end funds are sold in the open market through a stock exchange and frequently trade at prices lower than their NAV. NAV per common share is total assets less total liabilities, which include preferred shares, divided by the number of common shares outstanding.

When NAV is lower than market price, dividends are assumed to be reinvested at the greater of NAV or 95% of the market price. When NAV is higher, dividends are assumed to be reinvested at prices obtained under the Trust's dividend reinvestment plan.

The performance table and graph do not reflect the deduction of fees and taxes that a shareowner would pay on Trust distributions.

* The Barclays U.S. High Yield Loans Index measures the performance of high-yield loans. Since comparisons for the Barclays Index begin in 2006, the chart assumes an initial investment of $10,913, which is equal to the Trust's value at 11/30/2006.

** The CS Leveraged Loan Index (the CS Index) is a representative index of tradeable, senior, secured U.S. dollar-denominated loans. The CS Index began in January 1992. Comparisons to the Trust for the CS Index begin in 2004. The CS Index was the Trust's benchmark through March 1, 2011, and was at that time replaced by the Barclays Capital U.S. High Yield Loans Index (the Barclays Index). Because the historical performance of the Barclays Index dates back only to 2006, two years after the inception of the Trust in 2004, the Trust will continue to provide "Market Value of $10,000 Investment" comparisons for both the CS Index and the Barclays Index.

Returns of both indices are calculated monthly, assume reinvestment of dividends and, unlike Trust returns, do not reflect any fees, expenses or sales charges. The indices do not use leverage. You cannot invest directly in an index.

12 Pioneer Floating Rate Trust | Annual Report | 11/30/13

Schedule of Investments | 11/30/13

------------------------------------------------------------------------------------------------------
Principal               S&P/Moody's
Amount                  Ratings
USD ($)                 (unaudited)                                                    Value
------------------------------------------------------------------------------------------------------
                                      ASSET BACKED SECURITY -- 0.1% of
                                      Net Assets
                                      CONSUMER SERVICES -- 0.1%
                                      Hotels, Resorts, Cruise Lines -- 0.1%
      148,788                 BB/NR   Westgate Resorts LLC, Series 2012-2A,
                                      Class C, 9.0%, 1/20/25 (144A)                    $       152,508
                                                                                       ---------------
                                      Total Consumer Services                          $       152,508
------------------------------------------------------------------------------------------------------
                                      TOTAL ASSET BACKED SECURITY
                                      (Cost $148,788)                                  $       152,508
------------------------------------------------------------------------------------------------------
                                      COLLATERALIZED LOAN
                                      OBLIGATIONS -- 2.6% of Net Assets
                                      BANKS -- 2.6%
                                      Diversified Banks -- 0.9%
    1,000,000(a)(b)(c)      BB+/Ba2   Primus, Ltd., Series 2007-2A, Class D,
                                      2.644%, 7/15/21 (144A)                           $       915,540
    1,000,000(b)(c)          B+/Ba2   Rampart, Ltd., Series 2006-1A, Class D,
                                      3.796%, 4/18/21 (144A)                                   948,510
      951,289(b)(c)        CCC+/Ba3   Stanfield McLaren, Ltd., Series 2007-1A,
                                      Class B2L, 4.736%, 2/27/21 (144A)                        863,504
                                                                                       ---------------
                                                                                       $     2,727,554
------------------------------------------------------------------------------------------------------
                                      Thrifts & Mortgage Finance -- 1.7%
    1,000,000(b)(c)         BB+/Ba2   ACA, Ltd., Series 2007-1A, Class D,
                                      2.594%, 6/15/22 (144A)                           $       920,600
    1,000,000(b)(c)         BBB/Ba1   Goldman Sachs Asset Management Plc,
                                      Series 2007-1A, Class D, 2.992%,
                                      8/1/22 (144A)                                            973,780
    1,000,000(b)(c)        BBB/Baa2   Gulf Stream - Sextant, Ltd., Series 2007-
                                      1A, Class D, 2.654%, 6/17/21 (144A)                      966,200
    1,000,000(b)(c)          BB/Ba3   Landmark CDO, Ltd., Series 2007-9A,
                                      Class E, 3.744%, 4/15/21 (144A)                          943,820
    2,000,000(b)(c)        BBB/Baa3   Stone Tower, Ltd., Series 2007-6A, Class C,
                                      1.594%, 4/17/21 (144A)                                 1,821,480
                                                                                       ---------------
                                                                                       $     5,625,880
                                                                                       ---------------
                                      Total Banks                                      $     8,353,434
------------------------------------------------------------------------------------------------------
                                      TOTAL COLLATERALIZED LOAN OBLIGATIONS
                                      (Cost $7,267,667)                                $     8,353,434
------------------------------------------------------------------------------------------------------
                                      SENIOR SECURED FLOATING RATE
                                      LOAN INTERESTS -- 131.9% of Net Assets*(c)
                                      AUTOMOBILES & COMPONENTS -- 7.3%
                                      Auto Parts & Equipment -- 5.4%
      363,283               BB-/Ba3   Allison Transmission, Inc., New Term B-2
                                      Loan, 3.17%, 8/7/17                              $       365,099
    2,662,532                B+/Ba3   Allison Transmission, Inc., Term Loan B-3,
                                      3.75%, 8/23/19                                         2,676,260

The accompanying notes are an integral part of these financial statements.

                       Pioneer Floating Rate Trust | Annual Report | 11/30/13 13

------------------------------------------------------------------------------------------------------
Principal               S&P/Moody's
Amount                  Ratings
USD ($)                 (unaudited)                                                    Value
------------------------------------------------------------------------------------------------------
                                      Auto Parts & Equipment -- (continued)
    2,152,500                 B+/B1   ARC Automotive Group, Inc., Term Loan,
                                      6.25%, 11/15/18                                  $     2,160,572
    1,725,269                 B+/B3   ASP HHI Acquisition Co., Inc., Additional
                                      Term Loan, 5.0%, 10/5/18                               1,742,953
      714,792                  B/B1   Federal-Mogul Corp., Tranche B Term
                                      Loan, 2.108%, 12/29/14                                   707,823
      421,769                  B/B1   Federal-Mogul Corp., Tranche C Term
                                      Loan, 2.108%, 12/28/15                                   417,657
    3,319,263                 B+/B1   Metaldyne LLC, USD Term Loan, 5.0%, 12/18/18           3,348,306
    1,219,609                 B+/B1   TI Group Automotive Systems LLC,
                                      Additional Term Loan, 5.5%, 3/28/19                    1,231,805
      971,353                BB/Ba2   Tomkins LLC, Term Loan B-2, 3.75%, 9/29/16               976,574
    2,537,266                 B+/B1   Tower Automotive Holdings USA, LLC, Refinancing
                                      First Lien Term Loan, 4.75%, 4/23/20                   2,562,608
    1,094,063                 B/Ba2   UCI International, Inc., (United Components),
                                      Term Loan, 5.5%, 7/26/17                               1,096,114
                                                                                       ---------------
                                                                                       $    17,285,771
------------------------------------------------------------------------------------------------------
                                      Automobile Manufacturers -- 1.0%
    3,294,565                BB/Ba1   Chrysler Group LLC, Term Loan B, 4.25%, 5/24/17  $     3,325,185
------------------------------------------------------------------------------------------------------
                                      Tires & Rubber -- 0.9%
    3,000,000                BB/Ba1   Goodyear Tire & Rubber Co., Second
                                      Lien Term Loan, 4.75%, 4/30/19                   $     3,034,689
                                                                                       ---------------
                                      Total Automobiles & Components                   $    23,645,645
------------------------------------------------------------------------------------------------------
                                      BANKS -- 0.4%
                                      Thrifts & Mortgage Finance -- 0.4%
    1,295,246                  B/B1   Ocwen Loan Servicing, Initial Term
                                      Loan, 5.0%, 2/15/18                              $     1,312,570
                                                                                       ---------------
                                      Total Banks                                      $     1,312,570
------------------------------------------------------------------------------------------------------
                                      CAPITAL GOODS -- 9.1%
                                      Aerospace & Defense -- 4.3%
    1,191,498                 B+/B1   Accudyne Industries Borrower
                                      S.C.A./Accudyne Industries LLC, Refinancing
                                      Term Loan, 4.0%, 12/13/19                        $     1,193,639
      617,374                 B-/B2   Cadence Aerospace Finance, Inc., Term
                                      Loan, 6.5%, 5/9/18                                       620,075
    1,041,990                 B-/B2   DAE Aviation Holdings, Inc., Tranche B-1
                                      Loan, 6.25%, 11/2/18                                   1,050,456
    1,659,660              BBB-/Ba2   Digitalglobe, Inc., Term Loan, 3.75%, 1/31/20          1,673,483
      662,999                BB-/NR   DynCorp International, Inc., Term Loan,
                                      6.25%, 7/7/16                                            669,837
    1,290,537                  B/B3   Hunter Defense Technologies, Inc.,
                                      Term Loan, 3.49%, 8/22/14                              1,242,141
    1,608,244             CCC+/Caa1   IAP Worldwide Services, Inc., First Lien
                                      Term Loan, 10.0%, 12/31/15                               522,679

The accompanying notes are an integral part of these financial statements.

14 Pioneer Floating Rate Trust | Annual Report | 11/30/13

------------------------------------------------------------------------------------------------------
Principal               S&P/Moody's
Amount                  Ratings
USD ($)                 (unaudited)                                                    Value
------------------------------------------------------------------------------------------------------
                                      Aerospace & Defense -- (continued)
    1,563,188                  B/B1   Sequa Corp., Initial Term Loan,
                                      5.25%, 6/19/17                                   $     1,546,904
    1,752,169                 B+/B1   SI Organization, Inc., New Tranche B
                                      Term Loan, 5.5%, 11/22/16                              1,747,788
      472,370                  B/B2   Standard Aero, Ltd., Tranche B-2 Loan,
                                      6.25%, 11/2/18                                           476,208
    1,721,952                BB-/B1   TASC, Inc., New Tranche B Term Loan,
                                      4.5%, 12/18/15                                         1,643,029
      992,500                  B/B1   WP CPP Holdings LLC, First Lien Term
                                      Loan, 4.75%, 12/28/19                                    996,636
      680,000                 NR/NR   WP CPP Holdings LLC, Second Lien
                                      Term Loan B-1, 8.75%, 4/30/21                            694,450
                                                                                       ---------------
                                                                                       $    14,077,325
------------------------------------------------------------------------------------------------------
                                      Building Products -- 1.2%
    1,328,325                BB-/B1   Armstrong World Industries, Inc., Term
                                      Loan B, 3.5%, 3/15/20                            $     1,332,269
    1,728,191                 B+/B1   Summit Materials LLC, Term B Loan,
                                      5.0%, 1/30/19                                          1,737,373
      818,813                 B+/B1   Unifrax Holding Co., New Term B Dollar
                                      Loan, 4.25%, 11/28/18                                    822,902
                                                                                       ---------------
                                                                                       $     3,892,544
------------------------------------------------------------------------------------------------------
                                      Construction & Farm Machinery &
                                      Heavy Trucks -- 0.7%
      480,666                BB/Ba2   Manitowoc Co., Inc., Term Loan B,
                                      4.25%, 11/13/17                                  $       482,164
      870,000               BB-/Ba3   Navistar, Inc., Tranche B, Term Loan,
                                      5.75%, 8/17/17                                           886,585
      836,624                 B+/B2   Waupaca Foundry, Inc., Term Loan, 4.5%, 6/29/17  $       839,239
                                                                                       ---------------
                                                                                       $     2,207,988
------------------------------------------------------------------------------------------------------
                                      Electrical Components & Equipment -- 1.1%
    2,207,063                 B+/B1   Pelican Products, Inc., First Lien Term
                                      Loan, 7.0%, 7/11/18                              $     2,215,339
    1,212,750               BB-/Ba2   WireCo WorldGroup, Inc., Term Loan,
                                      6.0%, 2/15/17                                          1,226,393
                                                                                       ---------------
                                                                                       $     3,441,732
------------------------------------------------------------------------------------------------------
                                      Industrial Conglomerates -- 0.7%
    2,235,729                 B+/B2   Pro Mach, Inc., Term Loan, 4.5%, 7/6/17          $     2,248,305
------------------------------------------------------------------------------------------------------
                                      Industrial Machinery -- 0.9%
    2,103,660                B+/Ba3   Ina Beteiligungsgesellschaft Mit
                                      Beschrankter Haftung, Facility C (USD),
                                      4.25%, 1/27/17                                   $     2,121,804
      706,450               BB-/Ba3   Xerium Technologies, Inc., New Term
                                      Loan, 5.75%, 5/17/19                                     710,277
                                                                                       ---------------
                                                                                       $     2,832,081
------------------------------------------------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.

                       Pioneer Floating Rate Trust | Annual Report | 11/30/13 15

------------------------------------------------------------------------------------------------------
Principal               S&P/Moody's
Amount                  Ratings
USD ($)                 (unaudited)                                                    Value
------------------------------------------------------------------------------------------------------
                                      Trading Companies & Distributors -- 0.2%
      711,169                B+/Ba3   WESCO Distribution, Inc., Tranche B-1
                                      Loan, 5.75%, 12/12/19                            $       713,835
                                                                                       ---------------
                                      Total Capital Goods                              $    29,413,810
------------------------------------------------------------------------------------------------------
                                      COMMERCIAL & PROFESSIONAL
                                      SERVICES -- 6.1%
                                      Commercial Printing -- 0.3%
      789,367                 NR/NR   Cenveo Corp., Term Loan B, 6.25%, 2/13/17        $       794,794
------------------------------------------------------------------------------------------------------
                                      Diversified Support Services -- 1.3%
    1,067,925                 B-/B2   InfoGroup, Inc., Term Loan B, 8.0%, 5/26/18      $       882,819
    1,124,602               BB-/Ba3   KAR Auction Services, Inc., Term Loan,
                                      3.75%, 5/19/17                                         1,131,856
    2,222,743                 B-/B1   Language Line LLC, Tranche B Term
                                      Loan, 6.25%, 6/20/16                                   2,216,492
                                                                                       ---------------
                                                                                       $     4,231,167
------------------------------------------------------------------------------------------------------
                                      Environmental & Facilities Services -- 1.3%
    1,083,500              BB+/Baa3   Convata Energy Corp., Term Loan, 3.5%, 3/28/19   $     1,090,723
      297,750              BBB-/Ba1   Progressive Waste Solutions Ltd., Term B Loan,
                                      3.0%, 10/24/19                                           298,122
      496,250                 B-/B2   Tervita Corp., (fka CCS Corp.), Term Loan,
                                      6.25%, 5/15/18                                           497,336
      996,210                 B+/B1   Waste Industries USA, Inc., Term Loan B,
                                      4.0%, 3/17/17                                            999,635
    1,412,981                 B+/B1   WCA Waste Corp. (WCA Waste Systems, Inc.),
                                      Term Loan, 4.0%, 3/23/18                               1,416,514
                                                                                       ---------------
                                                                                       $     4,302,330
------------------------------------------------------------------------------------------------------
                                      Human Resource & Employment
                                      Services -- 0.4%
    1,385,739               BB-/Ba2   On Assignment, Inc., Initial Term B Loan,
                                      3.5%, 5/15/20                                    $     1,385,161
------------------------------------------------------------------------------------------------------
                                      Research & Consulting Services -- 1.1%
    1,449,283                B+/Ba2   Crown Castle Operating Co., New
                                      Tranche B Term Loan, 3.25%, 1/31/19              $     1,450,023
    2,254,192               BB-/Ba3   Wyle Services Corp., First Lien Term
                                      Loan, 5.0%, 3/26/17                                    2,249,026
                                                                                       ---------------
                                                                                       $     3,699,049
------------------------------------------------------------------------------------------------------
                                      Security & Alarm Services -- 1.7%
    1,018,906                B+/Ba3   Allied Security Holdings LLC, First Lien
                                      Term Loan, 5.25%, 2/4/17                         $     1,026,122
      497,500                 BB/B1   GEO Group, Inc., Term Loan, 3.25%, 4/3/20                496,878
    2,383,804                 B/Ba3   Monitronics International, Inc., 2013
                                      Term Loan B, 4.25%, 3/23/18                            2,405,656

The accompanying notes are an integral part of these financial statements.

16 Pioneer Floating Rate Trust | Annual Report | 11/30/13

------------------------------------------------------------------------------------------------------
Principal               S&P/Moody's
Amount                  Ratings
USD ($)                 (unaudited)                                                    Value
------------------------------------------------------------------------------------------------------
                                      Security & Alarm Services -- (continued)
    1,499,504                 B+/B1   Protection One, Inc., 2012 Term Loan,
                                      4.25%, 3/21/19                                   $     1,505,127
                                                                                       ---------------
                                                                                             5,433,783
                                                                                       ---------------
                                      Total Commercial & Professional Services         $    19,846,284
------------------------------------------------------------------------------------------------------
                                      CONSUMER DISCRETIONARY -- 1.4%
                                      Automobiles & Components -- 0.3%
    1,000,000                 B+/NR   CWGS Group LLC, Term Loan, 4.75%, 2/20/20 $            1,001,255
------------------------------------------------------------------------------------------------------
                                      Broadcasting -- 0.1%
      350,000             CCC+/Caa2   Learfield Communications, Inc., Initial Second
                                      Lien Term Loan, 8.75%, 10/8/21                   $       358,750
------------------------------------------------------------------------------------------------------
                                      Education Services -- 0.5%
    1,492,396                  B/B1   Laureate Education, Inc., Series 2018
                                      Extended Term Loan, 5.0%, 6/15/18                $     1,504,832
------------------------------------------------------------------------------------------------------
                                      Hotels, Resorts & Cruise Lines -- 0.3%
      986,842                BB/Ba3   Hilton Worldwide Finance LLC, Initial
                                      Term Loan, 3.75%, 10/26/20                       $       991,406
------------------------------------------------------------------------------------------------------
                                      Retailing -- 0.2%
      750,000                  B/B2   Spin Holdco, Inc., Incremental Term
                                      Loan B, 3.25%, 11/14/19                          $       750,469
                                                                                       ---------------
                                      Total Consumer Discretionary                     $     4,606,712
------------------------------------------------------------------------------------------------------
                                      CONSUMER DURABLES & APPAREL -- 4.2%
                                      Apparel, Accessories & Luxury Goods -- 0.3%
      982,243              BBB-/Ba1   PVH Corp., Tranche B Term Loan,
                                      3.25%, 2/13/20                                   $       985,719
------------------------------------------------------------------------------------------------------
                                      Home Furnishings -- 1.0%
    1,682,604                 B+/B1   Serta Simmons Holdings LLC, Term
                                      Loan, 4.25%, 10/1/19                             $     1,690,228
    1,465,478                BB/Ba3   Tempur Pedic International, Inc., Term
                                      Loan B, 3.5%, 3/18/20                                  1,466,853
                                                                                       ---------------
                                                                                       $     3,157,081
------------------------------------------------------------------------------------------------------
                                      Homebuilding -- 0.1%
    1,000,000(a)(b)(d)     BBB-/Ba2   WAICCS Las Vegas 3 LLC, First Lien
                                      Term Loan, 7.75%, 7/30/09                        $       355,000
    4,500,000(a)(b)(d)     BBB-/Ba2   WAICCS Las Vegas 3 LLC, Second Lien
                                      Term Loan, 13.25%, 7/30/09                                    --
                                                                                       ---------------
                                                                                       $       355,000
------------------------------------------------------------------------------------------------------
                                      Housewares & Specialties -- 2.2%
    1,473,552                BB+/NR   Jarden Corp., New Tranche B Term
                                      Loan, 2.664%, 3/31/18                            $     1,477,465
    1,681,656               BB-/Ba3   Prestige Brands, Inc., Term B-1 Loan,
                                      5.0%, 1/31/19                                          1,693,218

The accompanying notes are an integral part of these financial statements.

                       Pioneer Floating Rate Trust | Annual Report | 11/30/13 17

------------------------------------------------------------------------------------------------------
Principal               S&P/Moody's
Amount                  Ratings
USD ($)                 (unaudited)                                                    Value
------------------------------------------------------------------------------------------------------
                                      Housewares & Specialties -- (continued)
    2,300,067                 B+/B1   Reynolds Group Holdings, Inc., Incremental
                                      U.S. Term Loan, 4.0%, 12/1/18                    $     2,319,836
    1,591,501                 B+/B1   World Kitchen LLC, U.S. Term Loan, 5.5%, 3/4/19        1,611,395
                                                                                       ---------------
                                                                                       $     7,101,914
------------------------------------------------------------------------------------------------------
                                      Textiles -- 0.6%
    2,017,726                NR/Ba3   Klockner Pentaplast of America, Inc., Term Loan
                                      B-1, 5.75%, 12/21/16                             $     2,041,687
                                                                                       ---------------
                                      Total Consumer Durables & Apparel                $    13,641,401
------------------------------------------------------------------------------------------------------
                                      CONSUMER SERVICES -- 8.3%
                                      Casinos & Gaming -- 1.0%
       28,112              BBB-/Ba2   Las Vegas Sands LLC, Delayed Draw I
                                      Term Loan, 2.67%, 11/23/16                       $        28,142
      139,872              BBB-/Ba2   Las Vegas Sands LLC, Tranche B Term
                                      Loan, 2.67%, 11/23/16                                    140,018
    1,488,750                BB/Ba2   MGM Resorts International (MGM Grand
                                      Detroit LLC), Term B Loan, 3.5%, 12/20/19              1,491,541
    1,447,500             BBB-/Baa3   Seminole Tribe of Florida, Initial Term
                                      Loan, 3.0%, 4/29/20                                    1,449,599
                                                                                       ---------------
                                                                                       $     3,109,300
------------------------------------------------------------------------------------------------------
                                      Education Services -- 1.6%
    3,502,278                 B+/B1   Bright Horizons Family Solutions LLC,
                                      Term B Loan, 5.25%, 1/30/20                      $     3,528,107
    1,741,250                 NR/B2   McGraw-Hill Global Education Holdings
                                      LLC, Term B Loan, 9.0%, 3/22/19                        1,776,075
                                                                                       ---------------
                                                                                       $     5,304,182
------------------------------------------------------------------------------------------------------
                                      Hotels, Resorts & Cruise Lines -- 0.6%
    1,728,125               BB-/Ba2   Seven Sea Cruises S. DE R.L., Term B-1
                                      Loan, 4.75%, 12/21/18                            $     1,747,566
------------------------------------------------------------------------------------------------------
                                      Internet Software & Services -- 0.3%
      990,019                  B/B1   Sabre, Inc., Term B Loan, 5.25%, 2/19/19         $       998,770
------------------------------------------------------------------------------------------------------
                                      Leisure Facilities -- 0.8%
      864,425               BB+/Ba1   Cedar Fair, LP, U.S. Term Facility, 3.25%,
                                      3/6/20                                           $       868,473
      249,375               BB-/Ba3   Sea World Parks & Entertainment, Inc.,
                                      Term B-2 Loan, 3.0%, 5/14/20                             247,059
    1,518,290               BB+/Ba2   Six Flags Theme Parks, Inc., Tranche B
                                      Term Loan, 4.0%, 12/20/18                              1,529,129
                                                                                       ---------------
                                                                                       $     2,644,661
------------------------------------------------------------------------------------------------------
                                      Restaurants -- 3.5%
    1,110,780                BB/Ba3   Burger King Corp.,2012 Tranche B Term
                                      Loan, 3.75%, 9/28/19                             $     1,116,329
      206,525               BB-/Ba2   DineEquity, Inc., Term B-2 Loan,
                                      3.75%, 10/19/17                                          207,871

The accompanying notes are an integral part of these financial statements.

18 Pioneer Floating Rate Trust | Annual Report | 11/30/13

------------------------------------------------------------------------------------------------------
Principal               S&P/Moody's
Amount                  Ratings
USD ($)                 (unaudited)                                                    Value
------------------------------------------------------------------------------------------------------
                                      Restaurants -- (continued)
    3,614,755                 B+/B2   Dunkin' Brands, Inc., Term B-3 Loan,
                                      3.75%, 2/14/20                                   $     3,629,062
    2,928,463                 B+/B1   Landry's, Inc., (fka Landry's Restaurants,
                                      Inc.), Term Loan B, 4.0%, 4/24/18                      2,949,818
    1,791,542                 B/Ba3   NPC International, Inc., Term Loan,
                                      4.5%, 12/28/18                                         1,807,218
    1,516,737                BB-/B1   Wendy's International, Inc., Term B
                                      Loan, 3.25%, 5/15/19                                   1,520,257
                                                                                       ---------------
                                                                                       $    11,230,555
------------------------------------------------------------------------------------------------------
                                      Specialized Consumer Services -- 0.5%
    1,990,000               BB/Baa1   Weight Watchers International, Inc., Initial
                                      Tranche B-2 Term Loan, 3.75%, 4/2/20             $     1,728,813
                                                                                       ---------------
                                      Total Consumer Services                          $    26,763,847
------------------------------------------------------------------------------------------------------
                                      CONSUMER STAPLES -- 0.3%
                                      Packaged Foods & Meats -- 0.3%
    1,045,068                 B+/B1   Acosta, Inc., 2013 Term Loan B, 5.5%, 3/3/18     $     1,053,559
                                                                                       ---------------
                                      Total Consumer Staples                           $     1,053,559
------------------------------------------------------------------------------------------------------
                                      DIVERSIFIED FINANCIALS -- 3.4%
                                      Investment Banking & Brokerage -- 0.8%
    1,219,450                  B/B1   Duff & Phelps Corp., Initial Term Loan,
                                      4.5%, 4/23/20                                    $     1,220,974
      750,000                 NR/NR   Guggenheim Partners Investment
                                      Management Holdings LLC, Initial Term
                                      Loan, 4.25%, 7/22/20                                     756,938
      541,778               BB-/Ba2   LPL Holdings, Inc., 2013 Incremental
                                      Tranche B Term Loan, 3.25%, 3/29/19              $       541,777
                                                                                       ---------------
                                                                                       $     2,519,689
------------------------------------------------------------------------------------------------------
                                      Other Diversified Financial Services -- 2.1%
    1,708,408               BBB/Ba2   AWAS Finance Luxembourg 2012 SA,
                                      Term Loan, 3.5%, 7/16/18                         $     1,718,018
      902,372               BBB-/B1   Fly Funding II S.a.r.l., Term Loan, 4.5%, 8/9/19         910,268
    1,000,000               NR/Baa2   Kasima LLC, Term Loan, 3.25%, 5/17/21                  1,000,000
    2,044,875                  B/B1   Livingston International, Inc., First Lien
                                      Initial Term B-1 Loan, 5.0%, 4/18/19                   2,049,987
      989,394                BB/Ba3   Ship Luxco 3 S.a.r.l. (RBS Worldpay),
                                      Facility B2A, 5.25%, 11/29/19                            999,288
                                                                                       ---------------
                                                                                       $     6,677,561
------------------------------------------------------------------------------------------------------
                                      Specialized Finance -- 0.5%
    1,756,725                  B/B1   Mirror Bidco Corp., Term Loan, 5.25%, 12/28/19   $     1,769,900
                                                                                       ---------------
                                      Total Diversified Financials                     $    10,967,150
------------------------------------------------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.

                       Pioneer Floating Rate Trust | Annual Report | 11/30/13 19

------------------------------------------------------------------------------------------------------
Principal               S&P/Moody's
Amount                  Ratings
USD ($)                 (unaudited)                                                    Value
------------------------------------------------------------------------------------------------------
                                      ENERGY -- 5.2%
                                      Coal & Consumable Fuels -- 1.0%
      900,000                B+/Ba3   Foresight Energy LLC, Term Loan, 5.5%, 8/21/20   $       904,500
    1,496,250               BB-/Ba3   Murray Energy Corp., Term Loan, 4.75%, 5/24/19         1,498,121
      883,333                 NR/NR   PT Bumi Resources Tbk, Term Loan,
                                      18.169%, 11/7/14                                         883,333
                                                                                       ---------------
                                                                                       $     3,285,954
------------------------------------------------------------------------------------------------------
                                      Integrated Oil & Gas -- 0.2%
      694,264              BBB/Baa2   Glenn Pool Oil & Gas Trust 1, Term Loan,
                                      4.5%, 5/2/16                                     $       697,736
------------------------------------------------------------------------------------------------------
                                      Oil & Gas Drilling -- 0.8%
      995,000                 B-/B3   Offshore Group Investment, Ltd.,
                                      (Vantage Delaware Holdings LLC), Second
                                      Lien Term Loan, 5.75%, 3/28/19                   $     1,007,853
    1,097,250                 B+/B1   Pacific Drilling SA, Term Loan, 4.5%, 6/3/18           1,109,594
      496,250                B+/Ba1   Shelf Drilling Holdings, Ltd., Term Loan,
                                      6.25%, 5/31/18                                           498,731
                                                                                       ---------------
                                                                                       $     2,616,178
------------------------------------------------------------------------------------------------------
                                      Oil & Gas Equipment & Services -- 1.1%
    1,688,995               CCC+/B3   Frac Tech Services International, Inc.,
                                      Term Loan, 8.5%, 5/6/16                          $     1,683,717
    2,462,500(a)            B+/Caa1   Preferred Proppants LLC, Term Loan B,
                                      11.75%, 12/15/16                                       1,686,812
                                                                                       ---------------
                                                                                       $     3,370,529
------------------------------------------------------------------------------------------------------
                                      Oil & Gas Exploration & Production -- 1.6%
    1,600,000               BB-/Ba3   Chesapeake Energy Corp., Term Loan,
                                      5.75%, 12/2/17                                   $     1,635,889
    1,516,667                B+/Ba3   EP Energy LLC, Tranche B-3 Term Loan,
                                      3.5%, 5/24/18                                          1,522,354
      350,000               BB-/Ba2   Fieldwood Energy LLC, Closing Date
                                      Term Loan, 3.875%, 9/28/18                               353,305
    1,600,000                  B/B1   Samson Investment Co., Second Initial
                                      Term Loan, 6.0%, 9/25/18                               1,614,000
                                                                                       ---------------
                                                                                       $     5,125,548
------------------------------------------------------------------------------------------------------
                                      Oil & Gas Refining & Marketing -- 0.5%
    1,693,224                BB/Ba2   Pilot Travel Centers LLC, Refinancing
                                      Tranche B Term Loan, 3.75%, 3/30/18              $     1,696,917
                                                                                       ---------------
                                      Total Energy                                     $    16,792,862
------------------------------------------------------------------------------------------------------
                                      FINANCIALS -- 0.9%
                                      Diversified Real Estate Activities -- 0.4%
    1,150,000                 B+/B3   CityCenter Holdings LLC, Term B loan,
                                      5.0%, 10/16/20                                   $     1,166,052
------------------------------------------------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.

20 Pioneer Floating Rate Trust | Annual Report | 11/30/13

------------------------------------------------------------------------------------------------------
Principal               S&P/Moody's
Amount                  Ratings
USD ($)                 (unaudited)                                                    Value
------------------------------------------------------------------------------------------------------
                                      Other Diversified Financial Services -- 0.2%
      750,000                  B/B2   Springleaf Financial Funding Co., 2019
                                      Term Loan, 4.75%, 9/30/19                        $       759,375
------------------------------------------------------------------------------------------------------
                                      Specialized Finance -- 0.3%
    1,000,000                  B/B1   Hyperion Finance S.a.r.l., Term Loan,
                                      5.75%, 10/17/19                                  $       995,000
                                                                                       ---------------
                                      Total Financials                                 $     2,920,427
------------------------------------------------------------------------------------------------------
                                      FOOD & STAPLES RETAILING -- 1.0%
                                      Food Distributors -- 0.8%
    2,493,750                  B/B1   Mill US Acquisition First Lien Term Loan,
                                      4.75%, 7/3/20                                    $     2,506,219
------------------------------------------------------------------------------------------------------
                                      Food Retail -- 0.2%
      615,445                 B+/B1   Roundy's Supermarkets, Inc., Tranche B
                                      Term Loan, 5.75%, 2/13/19                        $       605,773
                                                                                       ---------------
                                      Total Food & Staples Retailing                   $     3,111,992
------------------------------------------------------------------------------------------------------
                                      FOOD, BEVERAGE & TOBACCO -- 4.7%
                                      Agricultural Products -- 0.6%
      997,500                 B/Ba3   Arysta LifeScience SPC LLC, Initial First
                                      Lien Term Loan, 4.5%, 5/29/20                    $     1,006,228
      953,475             CCC+/Caa1   Arysta LifeScience SPC LLC, Initial Second
                                      Lien Term Loan, 8.25%, 11/30/20                          966,275
                                                                                       ---------------
                                                                                       $     1,972,503
------------------------------------------------------------------------------------------------------
                                      Packaged Foods & Meats -- 4.1%
      585,575                  B/B1   AdvancePierre Foods, Inc., First Lien
                                      Term Loan, 5.75%, 7/10/17                        $       584,111
      950,000                BB-/B1   Aramark Canada Ltd., Extended
                                      Canadian Term Loan B, 3.748%, 7/26/16                    954,489
    2,159,346                  B/B1   Del Monte Foods Co., Initial Term Loan,
                                      4.0%, 3/8/18                                           2,166,086
    1,645,875                BB/Ba2   H.J. Heinz Co., Term B-2 Loan, 3.5%, 6/5/20            1,659,330
    1,209,714                 NR/B2   Heartshide Food Solutions LLC, Term
                                      Loan A, 6.5%, 6/7/18                                   1,217,274
    1,409,811                B+/Ba3   Michael Foods Group, Inc., Facility Term
                                      Loan B, 4.25%, 2/25/18                                 1,420,604
    2,000,000                 B-/NR   New HB Acquisition LLC, Term B Loan,
                                      6.75%, 4/9/20                                          2,065,000
    2,238,750                BB/Ba3   Pinnacle Foods Finance LLC, New Term
                                      Loan G, 3.25%, 4/29/20                                 2,238,983
      889,000                BB-/B1   Windsor Quality Food Co., Ltd., Tranche
                                      B Term Loan, 5.0%, 2/16/17                               887,678
                                                                                       ---------------
                                                                                       $    13,193,555
                                                                                       ---------------
                                      Total Food, Beverage & Tobacco                   $    15,166,058
------------------------------------------------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.

                       Pioneer Floating Rate Trust | Annual Report | 11/30/13 21

------------------------------------------------------------------------------------------------------
Principal               S&P/Moody's
Amount                  Ratings
USD ($)                 (unaudited)                                                    Value
------------------------------------------------------------------------------------------------------
                                      HEALTH CARE -- 2.0%
                                      Biotechnology -- 0.9%
    2,750,804                 B+/B2   Aptalis Pharma, Inc., Term Loan B,
                                      6.0%, 10/5/20                                    $     2,781,750
------------------------------------------------------------------------------------------------------
                                      Health Care Services -- 0.6%
    1,875,000                  B/B2   Gentiva Health Services, Inc., Initial
                                      Term Loan B, 6.5%, 10/18/19                      $     1,852,734
------------------------------------------------------------------------------------------------------
                                      Pharmaceuticals -- 0.5%
      987,500                BB/Ba1   Valeant Pharmaceuticals International, Inc.,
                                      Series C-2 Tranche B Term Loan,
                                      3.75%, 12/11/19                                  $       996,578
      740,625                 BB/NR   Valeant Pharmaceuticals International, Inc.,
                                      Series D-2 Term Loan B, 3.75%, 2/13/19                   747,434
                                                                                       ---------------
                                                                                       $     1,744,012
                                                                                       ---------------
                                      Total Health Care                                $     6,378,496
------------------------------------------------------------------------------------------------------
                                      HEALTH CARE EQUIPMENT & SERVICES -- 12.0%
                                      Health Care Equipment & Services -- 0.6%
    1,604,798                 BB/NR   Hologic, Inc., Refinancing Tranche B
                                      Term Loan, 3.75%, 8/1/19                         $     1,615,204
      481,465               BB-/Ba2   Kinetic Concepts, Inc., Dollar D-1 Term
                                      Loan, 4.5%, 5/4/18                                       487,257
                                                                                       ---------------
                                                                                       $     2,102,461
------------------------------------------------------------------------------------------------------
                                      Health Care Facilities -- 4.1%
    1,116,865                BB/Ba2   CHS/Community Health Systems, Inc.,
                                      Extended Term Loan, 3.748%, 1/25/17              $     1,124,233
    2,448,472                BB/Ba3   HCA, Inc., Tranche B-4 Term Loan,
                                      2.914%, 5/1/18                                         2,452,769
    3,471,473                 BB/NR   HCA, Inc., Tranche B-5 Term Loan,
                                      2.998%, 3/31/17                                        3,477,701
    1,608,967                 B/Ba3   Iasis Healthcare LLC, Term B-2 Loan,
                                      4.5%, 5/3/18                                           1,622,032
    1,093,740                B+/Ba3   Kindred Healthcare, Inc., Term B-1 Loan,
                                      4.25%, 6/1/18                                          1,097,841
    1,488,769                  B/B2   RCHP, Inc., 2013 First Lien Term Loan,
                                      7.0%, 11/4/18                                          1,458,993
      939,141                B+/Ba2   Select Medical Corp., Tranche B Term
                                      Loan, 4.0%, 6/1/18                                       944,416
      497,500                  B/B1   United Surgical Partners International, Inc.,
                                      New Tranche B Term Loan, 4.75%, 4/3/19                   500,995
      474,375                BB+/B2   Universal Health Services, Inc., Tranche
                                      B-1 Term Loan, 2.418%, 11/15/16                          477,043
                                                                                       ---------------
                                                                                       $    13,156,023
------------------------------------------------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.

22 Pioneer Floating Rate Trust | Annual Report | 11/30/13

------------------------------------------------------------------------------------------------------
Principal               S&P/Moody's
Amount                  Ratings
USD ($)                 (unaudited)                                                    Value
------------------------------------------------------------------------------------------------------
                                      Health Care Services -- 5.4%
      626,996                 B+/B2   AccentCare, Inc., Term Loan, 6.5%, 12/22/16      $       288,418
      548,625                B+/Ba3   Alliance Healthcare Services, Inc., Initial
                                      Term Loan, 4.25%, 6/3/19                                 544,053
      789,038                 B+/B1   Ardent Medical Services, Inc., First Lien
                                      Term Loan, 6.75%, 7/2/18                                 791,996
      875,000                 NR/NR   BSN Medical Luxembourg Holding,
                                      S.a.r.l. (P & F Capital), Facility Term Loan
                                      B-1A, 4.0%, 8/28/19                                      881,563
    2,181,891                 B-/B3   CCS Medical, Inc., First Lien Loan,
                                      8.25%, 3/31/15                                         2,147,799
      974,303(f)           CCC/Caa2   CCS Medical, Inc., Second Lien Term
                                      Loan, 3.25%, 3/31/16                                     884,180
    1,389,500               BB-/Ba2   Davita HealthCare Partners, Inc., Term
                                      Loan B2, 4.0%, 11/1/19                                 1,400,269
    1,191,363                 B+/B1   Emergency Medical Services Corp.,
                                      Initial Term Loan, 4.0%, 5/25/18                       1,196,447
      770,005                  B/B2   Inventiv Health, Inc., Consolidated Term
                                      Loan, 7.5%, 8/4/16                                       764,230
    2,481,393                 B+/B1   National Mentor Holdings, Inc., Tranche
                                      B-1 Term Loan, 6.5%, 2/9/17                            2,504,656
      400,000                  B/B2   National Surgical Hospitals, Inc., Term
                                      Loan, 5.75%, 8/1/19                                      401,000
    2,107,000                  D/NR   Rural/Metro Operating Co., LLC, First
                                      Lien Term Loan, 5.75%, 6/30/18                         2,002,967
    1,246,875                  B/B2   Steward Health Care System LLC, Term
                                      Loan, 6.75%, 4/10/20                                   1,249,992
      559,350                  B/B2   Surgery Center Holdings, Inc., First Lien
                                      Term Loan, 6.0%, 4/11/19                                 559,686
      606,912                  B/B2   Valitas Health Services, Inc., Term Loan B,
                                      5.75%, 6/2/17                                            586,428
    2,188,125                 B+/B1   Virtual Radiologic Corp., Term Loan A,
                                      7.25%, 12/22/16                                        1,176,117
                                                                                       ---------------
                                                                                       $    17,379,801
------------------------------------------------------------------------------------------------------
                                      Health Care Supplies -- 0.2%
      711,830                 B+/NR   Alere, Inc., Term Loan B, 5.5%, 6/30/17          $       717,169
------------------------------------------------------------------------------------------------------
                                      Health Care Technology -- 1.3%
      727,198                B+/Ba3   ConvaTec, Inc., Dollar Term Loan,
                                      4.0%, 12/22/16                                   $       732,948
    2,108,007               BB-/Ba3   Emdeon, Inc., Term B-2 Loan, 3.75%, 11/2/18            2,118,986
      562,521               BB-/Ba3   MedAssets, Inc., Term B Loan, 4.0%, 12/13/19             563,836
    1,049,315              CCC/Caa3   Medical Card System, Inc., Term Loan,
                                      12.0%, 9/17/15                                         1,002,096
                                                                                       ---------------
                                                                                       $     4,417,866
------------------------------------------------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.

                       Pioneer Floating Rate Trust | Annual Report | 11/30/13 23

------------------------------------------------------------------------------------------------------
Principal               S&P/Moody's
Amount                  Ratings
USD ($)                 (unaudited)                                                    Value
------------------------------------------------------------------------------------------------------
                                      Managed Health Care -- 0.4%
      692,554                 B+/B2   MMM Holdings, Inc., MMM Term Loan,
                                      9.75%, 12/12/17                                  $       697,315
      503,674                 B+/B2   MSO of Puerto Rico, Inc., Term Loan,
                                      9.75%, 12/12/17                                          507,452
                                                                                       ---------------
                                                                                       $     1,204,767
                                                                                       ---------------
                                      Total Health Care Equipment & Services           $    38,978,087
------------------------------------------------------------------------------------------------------
                                      HOUSEHOLD & PERSONAL PRODUCTS -- 3.0%
                                      Household Products -- 1.7%
      200,000                 B+/B1   Berlin Packaging LLC, 2013 First Lien
                                      Term Loan, 4.75%, 4/2/19                         $       201,625
    1,130,000                BB/Ba3   Spectrum Brands, Inc., Tranche C Term
                                      Loan, 3.5%, 9/4/19                                     1,134,116
      872,631                 B/Ba3   Spectrum Brands, Inc., Term Loan,
                                      5.5%, 12/17/19                                           877,081
      985,792                BB-/B1   SRAM LLC, First Lien Term Loan, 5.25%, 4/10/20           984,560
      264,369                  B/B1   Waddington North America, Inc., Term
                                      Loan 2013, 4.5%, 6/7/20                                  266,186
    1,886,216                 B-/B2   Wash MultiFamily Laundry Systems LLC,
                                      U.S. Term Loan, 6.25%, 2/21/19                         1,893,289
      143,608                  B/B1   WNA Holdings, Inc., Term Loan, 4.5%, 6/7/20              144,595
                                                                                       ---------------
                                                                                       $     5,501,452
------------------------------------------------------------------------------------------------------
                                      Personal Products -- 1.3%
    2,094,571                BB-/NR   NBTY, Inc., B-2 Term Loan, 3.5%, 10/1/17         $     2,110,717
    2,088,281                B+/Ba2   Revlon Consumer Products Corp.,
                                      Replacement Term Loan, 4.0%, 11/20/17                  2,106,228
                                                                                       ---------------
                                                                                       $     4,216,945
                                                                                       ---------------
                                      Total Household & Personal Products              $     9,718,397
------------------------------------------------------------------------------------------------------
                                      INDUSTRIALS -- 1.1%
                                      Building Products -- 0.3%
    1,000,000                 B-/B3   Quikrete Holdings, Inc., Initial Second
                                      Lien Loan, 7.0%, 3/26/21                         $     1,025,313
------------------------------------------------------------------------------------------------------
                                      Construction & Farm Machinery
                                      & Heavy Trucks -- 0.3%
      862,403               BB+/Ba1   Terex Corp., 2013 New U.S. Term Loan,
                                      3.5%, 4/28/17                                    $       869,953
------------------------------------------------------------------------------------------------------
                                      Diversified Support Services -- 0.1%
      300,000                 B-/B3   TMS International Corp., Term B Loan,
                                      4.5%, 10/16/20                                   $       301,250
------------------------------------------------------------------------------------------------------
                                      Security & Alarm Services -- 0.1%
      394,167                B+/Ba3   Garda Security, Term B Loan, 4.0%, 10/8/20       $       397,041
------------------------------------------------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.

24 Pioneer Floating Rate Trust | Annual Report | 11/30/13

------------------------------------------------------------------------------------------------------
Principal               S&P/Moody's
Amount                  Ratings
USD ($)                 (unaudited)                                                    Value
------------------------------------------------------------------------------------------------------
                                      Trucking -- 0.3%
      800,000                 B/Ba3   Syncreon Global Finance, Inc., Term
                                      Loan, 5.25%, 10/28/20                            $       796,000
                                                                                       ---------------
                                      Total Industrials                                $     3,389,557
------------------------------------------------------------------------------------------------------
                                      INSURANCE -- 2.1%
                                      Insurance Brokers -- 0.3%
      992,500                  B/B1   AmWins Group LLC, Term Loan, 5.0%, 9/6/19        $       997,959
------------------------------------------------------------------------------------------------------
                                      Life & Health Insurance -- 0.3%
      927,198                BB/Ba3   CNO Financial Group, Inc., Tranche B-2
                                      Term Loan, 3.75%, 9/28/18                        $       931,255
------------------------------------------------------------------------------------------------------
                                      Multi-Line Insurance -- 0.1%
      496,250                 B-/B1   Alliant Holdings I LLC, Initial Term Loan,
                                      5.0%, 12/20/19                                   $       499,119
------------------------------------------------------------------------------------------------------
                                      Property & Casualty Insurance -- 1.4%
    2,455,331                 B-/B2   Confie Seguros Holding II Co., First Lien
                                      Term Loan B, 6.5%, 11/9/18                       $     2,466,073
    1,960,188                  B/B1   USI, Inc., Initial Term Loan, 5.0%, 12/27/19           1,972,438
                                                                                       ---------------
                                                                                       $     4,438,511
                                                                                       ---------------
                                      Total Insurance                                  $     6,866,844
------------------------------------------------------------------------------------------------------
                                      MATERIALS -- 11.3%
                                      Aluminum -- 1.7%
    1,364,225                  B/B1   Noranda Aluminum Acquisition Corp.,
                                      Term Loan B, 5.75%, 2/28/19                      $     1,278,961
    2,188,159               BB-/Ba2   Novelis, Inc., Initial Term Loan, 3.75%, 3/10/17       2,203,888
    1,900,000                 NR/B2   Turbocombustor Technology, Inc., Initial
                                      Term Loan, 4.5%, 12/2/20                               1,895,250
                                                                                       ---------------
                                                                                       $     5,378,099
------------------------------------------------------------------------------------------------------
                                      Commodity Chemicals -- 0.6%
    1,182,068                BB-/B1   Taminco Global Chemical Corp., Tranche
                                      B-2 Dollar Term Loan, 4.25%, 2/15/19             $     1,190,933
      823,365              BBB-/Ba2   Tronox Pigments (Netherlands) B.V.,
                                      Closing Date Term Loan, 4.5%, 3/19/20                    834,944
                                                                                       ---------------
                                                                                       $     2,025,877
------------------------------------------------------------------------------------------------------
                                      Diversified Chemicals -- 2.6%
    2,501,864                 B+/B1   Axalta Coating Systems Dutch Holding B
                                      B.V. & Axalta Coating Systems U.S.
                                      Holdings, Inc., Initial Term B Loan,
                                      4.75%, 2/1/20                                    $     2,527,508
      645,450              BBB-/Ba1   Eagle Spinco, Inc., Term Loan, 3.5%, 1/28/17             650,022
      962,073                  B/B1   General Chemical Corp., New Tranche B
                                      Term Loan, 5.75%, 10/6/15                                971,694
    1,225,449                BB-/B1   Ineos U.S. Finance LLC, Cash Dollar
                                      Term Loan, 4.0%, 5/4/18                                1,229,619

The accompanying notes are an integral part of these financial statements.

                       Pioneer Floating Rate Trust | Annual Report | 11/30/13 25

------------------------------------------------------------------------------------------------------
Principal               S&P/Moody's
Amount                  Ratings
USD ($)                 (unaudited)                                                    Value
------------------------------------------------------------------------------------------------------
                                      Diversified Chemicals -- (continued)
    1,852,500                  B/B2   Nexeo Solutions LLC, Initial Term Loan,
                                      5.0%, 9/8/17                                     $     1,835,133
    1,342,931                 B+/B2   Univar, Inc., Term Loan B, 5.0%, 6/30/17               1,324,945
                                                                                       ---------------
                                                                                       $     8,538,921
------------------------------------------------------------------------------------------------------
                                      Diversified Metals & Mining -- 1.5%
    2,971,241             BBB-/Baa3   FMG Resources (August 2006) Pty, Ltd.
                                      (FMG America Finance, Inc.), Term Loan,
                                      4.25%, 6/28/19                                   $     3,004,667
      121,336               BB+/Ba1   SunCoke Energy, Inc., Tranche B Term
                                      Loan, 4.0%, 7/26/18                                      121,105
    1,026,428                BB-/B1   U.S. Silica Co., Term Loan, 4.0%, 7/23/20              1,032,843
      877,527                  B/B3   Walter Energy, Inc., Term Loan B, 6.75%, 4/1/18          862,329
                                                                                       ---------------
                                                                                       $     5,020,944
------------------------------------------------------------------------------------------------------
                                      Metal & Glass Containers -- 1.2%
    2,200,481                  B/B1   BWAY Holding Co., Initial Term Loan,
                                      4.5%, 8/6/17                                     $     2,219,735
    1,591,859                  B/B1   Tank Holding Corp., Initial Term Loan,
                                      5.5%, 7/9/19                                           1,585,890
                                                                                       ---------------
                                                                                       $     3,805,625
------------------------------------------------------------------------------------------------------
                                      Paper Packaging -- 0.4%
    1,175,407                BB/Ba1   Sealed Air Corp., Replacement Term
                                      Loan, 3.0%, 10/3/18                              $     1,180,549
------------------------------------------------------------------------------------------------------
                                      Paper Products -- 1.4%
    3,491,250                B+/Ba3   Appvion, Inc., Term Commitment,
                                      6.75%, 6/28/19                                   $     3,515,252
      605,000                  B/B1   Exopack Holdings SA, USD Term Loan,
                                      5.25%, 5/8/19                                            615,210
      291,628               BB-/Ba3   Ranpak Corp., USD First Lien Term Loan,
                                      4.5%, 4/23/19                                            293,816
                                                                                       ---------------
                                                                                       $     4,424,278
------------------------------------------------------------------------------------------------------
                                      Specialty Chemicals -- 1.5%
    2,776,724               BB+/Ba1   Chemtura Corp., New Term Loan, 3.5%, 8/29/16     $     2,792,343
      153,156               BB+/Ba2   Huntsman International LLC, Extended
                                      Term B Loan, 2.708%, 4/19/17                             153,456
    1,985,000                 B+/B2   PQ Corp. Term Loan, 4.5%, 8/7/17                       2,006,446
                                                                                       ---------------
                                                                                       $     4,952,245
------------------------------------------------------------------------------------------------------
                                      Steel -- 0.4%
      495,000                  B/B1   Essar Steel Algoma, Inc., Term Loan,
                                      9.75%, 9/19/14                                   $       502,301
      885,146                BB-/B2   JMC Steel Group, Inc., Term Loan, 4.75%, 4/1/17          888,731
                                                                                       ---------------
                                                                                       $     1,391,032
                                                                                       ---------------
                                      Total Materials                                  $    36,717,570
------------------------------------------------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.

26 Pioneer Floating Rate Trust | Annual Report | 11/30/13

------------------------------------------------------------------------------------------------------
Principal               S&P/Moody's
Amount                  Ratings
USD ($)                 (unaudited)                                                    Value
------------------------------------------------------------------------------------------------------
                                      MEDIA -- 16.8%
                                      Advertising -- 2.3%
    1,802,382                B+/Ba3   Advantage Sales & Marketing, Inc., First
                                      Lien Term Loan, 4.25%, 12/17/17                  $     1,814,211
    3,128,306                 B-/B2   Affinion Group, Inc., Tranche B Term
                                      Loan, 6.5%, 10/9/16                                    3,105,823
    2,034,625                  B/B1   Crossmark Holdings, Inc., First Lien Term
                                      Loan, 4.5%, 12/20/19                                   2,030,810
      402,269                  B/B1   Getty Images, Inc., New Initial Term
                                      Loan, 4.75%, 10/18/19                                    373,570
       77,091              BB+/Baa3   Lamar Media Corp., Term Loan B,
                                      4.0%, 12/30/16                                            77,355
                                                                                       ---------------
                                                                                       $     7,401,769
------------------------------------------------------------------------------------------------------
                                      Broadcasting -- 5.5%
      346,467               BB-/Ba3   Entercom Radio LLC, Term B-1 Loan,
                                      6.0%, 11/23/18                                   $       348,488
    1,838,348                  B/B2   FoxCo Acquisition Sub LLC, Initial Term
                                      Loan, 5.5%, 7/14/17                                    1,847,525
      198,748                 B+/NR   Hubbard Radio LLC, First Lien Term
                                      Loan, 4.5%, 4/29/19                                      200,239
    1,915,200               BB-/Ba3   MCC Iowa LLC, Tranche H Term Loan,
                                      3.25%, 1/29/21                                         1,897,197
    1,414,313                  B/B1   NEP/NCP Holdco, Inc., Refinanced First
                                      Lien New Term Loan, 4.75%, 1/22/20                     1,422,798
      924,667                  B/B2   Salem Communications Corp., Term
                                      Loan, 4.5%, 3/16/20                                      930,446
    1,036,386               BB+/Ba1   Sinclair Television Group, Inc., Tranche B
                                      Term Loan, 3.0%, 4/9/20                                1,025,797
      740,653                NR/Ba3   Truven Health Analytics, Inc., Tranche B
                                      Term Loan, 4.5%, 6/6/19                                  740,875
    1,762,544                B+/Ba3   TWCC Holding Corp., Term Loan, 3.5%, 2/13/17           1,770,983
    7,729,448                 B+/B2   Univision Communications, Inc., Converted
                                      Extended First-Lien Term Loan, 4.5%, 3/1/20            7,770,515
                                                                                       ---------------
                                                                                       $    17,954,863
------------------------------------------------------------------------------------------------------
                                      Cable & Satellite -- 6.0%
    6,988,513               BB-/Ba2   Cequel Communications LLC, Term
                                      Loan, 3.5%, 2/14/19                              $     7,011,225
    2,039,888              BB+/Baa3   Charter Communications Operating LLC,
                                      Term F Loan, 3.0%, 1/3/21                              2,017,704
    1,732,500               BB-/Ba3   MCC Iowa LLC, Tranche G Term Loan,
                                      4.0%, 1/20/20                                          1,734,290
    3,458,830               BB-/Ba3   Telesat Canada, U.S. Term B-2 Loan,
                                      3.5%, 3/28/19                                          3,473,962
GBP   400,000               BB-/Ba3   Virgin Media Investment Holdings, Ltd.,
                                      GBP Term Loan C, 4.5%, 6/8/20                            663,151

The accompanying notes are an integral part of these financial statements.

                       Pioneer Floating Rate Trust | Annual Report | 11/30/13 27

------------------------------------------------------------------------------------------------------
Principal               S&P/Moody's
Amount                  Ratings
USD ($)                 (unaudited)                                                    Value
------------------------------------------------------------------------------------------------------
                                      Cable & Satellite -- (continued)
    1,660,000               BB-/Ba3   Virgin Media Investment Holdings, Ltd.,
                                      New Term Loan B, 3.5%, 6/7/20                    $     1,663,010
    2,778,931                  B/B1   WideOpenWest Finance LLC, Term Loan B,
                                      4.75%, 4/1/19                                          2,802,140
                                                                                       ---------------
                                                                                       $    19,365,482
------------------------------------------------------------------------------------------------------
                                      Movies & Entertainment -- 2.1%
    1,181,660               BB-/Ba2   AMC Entertainment, Inc., Initial Term
                                      Loan, 3.5%, 4/30/20                              $     1,183,665
    1,246,875                 B+/B1   Aufinco Pty, Ltd. / U.S. Finco LLC (Hoyts
                                      Group), Term Loan B, 4.0%, 5/30/20                     1,246,875
      844,610               NR/Baa3   Cinedigm Digital Funding I LLC, Term
                                      Loan, 3.75%, 2/28/18                                     846,194
      651,865                 NR/NR   Lodgenet Interactive Corp., Term Loan,
                                      6.75%, 3/28/18                                           304,747
    1,097,250               BB+/Ba1   Seminole Hard Rock Entertainment, Inc.,
                                      Term Loan B, 3.5%, 5/14/20                             1,099,307
    2,062,500               BB-/Ba3   WMG Acquisitions Corp., Tranche B
                                      Refinancing Term Loan, 3.75%, 7/1/20                   2,065,724
                                                                                       ---------------
                                                                                       $     6,746,512
------------------------------------------------------------------------------------------------------
                                      Publishing -- 0.9%
      966,667(a)               D/NR   Cengage Learning Acquisitions, Inc.,
                                      Term Loan, 4.75%, 7/3/14                         $       732,250
    1,608,777                B+/Ba3   Interactive Data Corp., Refinanced Term
                                      Loan, 3.75%, 2/11/18                                   1,610,537
      495,008               BB-/Ba3   MTL Publishing LLC, Term Loan B,
                                      4.25%, 6/29/18                                           498,412
                                                                                       ---------------
                                                                                       $     2,841,199
                                                                                       ---------------
                                      Total Media                                      $    54,309,825
------------------------------------------------------------------------------------------------------
                                      PHARMACEUTICALS, BIOTECHNOLOGY
                                      & LIFE SCIENCES -- 1.7%
                                      Biotechnology -- 0.9%
      933,144               BB+/Ba3   Alkermes, Inc., 2019 Term Loan,
                                      3.5%, 9/25/19                                    $       935,476
    1,808,770               BB+/Ba1   Grifols, Inc., New U.S. Tranche B Term
                                      Loan, 4.25%, 6/1/17                                    1,822,450
                                                                                       ---------------
                                                                                       $     2,757,926
------------------------------------------------------------------------------------------------------
                                      Pharmaceuticals -- 0.8%
    3,065,081(f)            CCC+/NR   Graceway Pharmaceuticals LLC,
                                      Mezzanine Term Loan, 0.0%, 12/31/13              $         8,622
      498,750                 B+/B1   Harvard Drug Group, LLC Term Loan,
                                      5.0%, 8/16/20                                            502,491
      672,579                 B+/B2   Medpace Intermediateco, Inc., Term
                                      Loan B, 6.25%, 6/19/17                                   672,578

The accompanying notes are an integral part of these financial statements.

28 Pioneer Floating Rate Trust | Annual Report | 11/30/13

------------------------------------------------------------------------------------------------------
Principal               S&P/Moody's
Amount                  Ratings
USD ($)                 (unaudited)                                                    Value
------------------------------------------------------------------------------------------------------
                                      Pharmaceuticals -- (continued)
    1,485,028                 B+/B1   Par Pharmaceutical Co., Inc., Term B-1
                                      Loan, 4.25%, 9/30/19                             $     1,495,052
                                                                                       ---------------
                                                                                       $     2,678,743
                                                                                       ---------------
                                      Total Pharmaceuticals, Biotechnology &
                                      Life Sciences                                    $     5,436,669
------------------------------------------------------------------------------------------------------
                                      REAL ESTATE -- 1.2%
                                      Diversified Real Estate Activities -- 0.2%
      497,500                BB/Ba1   CBRE Services, Inc., Tranche B Term Loan,
                                      2.918%, 3/28/21                                  $       499,910
------------------------------------------------------------------------------------------------------
                                      Real Estate Services -- 1.0%
    1,638,247                 B+/B1   Altisource Solutions, S.a.r.l, Term Loan
                                      B, 5.75%, 11/27/19                               $     1,644,390
    1,444,615                  B/B1   GCA Services Group, Inc., First Lien
                                      Initial Term Loan, 5.25%, 11/1/19                      1,451,839
                                                                                       ---------------
                                                                                       $     3,096,229
                                                                                       ---------------
                                      Total Real Estate                                $     3,596,139
------------------------------------------------------------------------------------------------------
                                      RETAILING -- 3.0%
                                      Apparel Retail -- 0.9%
    2,344,824                 B-/B2   Gymboree Corp., Term Loan, 5.0%, 2/23/18         $     2,280,097
      492,679                 NR/NR   Johnny Appleseed's, Inc., First Lien
                                      Second Out Term Loan, 6.5%, 4/25/16                      470,508
      149,628                 NR/NR   Johnny Appleseed's, Inc., Junior Term
                                      Loan, 8.0%, 4/25/17                                      142,895
                                                                                       ---------------
                                                                                       $     2,893,500
------------------------------------------------------------------------------------------------------
                                      Automotive Retail -- 0.6%
      720,002                BB/Ba1   Avis Budget Car Rental LLC, Tranche B
                                      Term Loan, 3.0%, 3/15/19                         $       720,542
      992,500                BB/Ba1   Hertz Corp., Tranche B-1 Term Loan,
                                      3.75%, 3/11/18                                           997,374
                                                                                       ---------------
                                                                                       $     1,717,916
------------------------------------------------------------------------------------------------------
                                      Computer & Electronics Retail -- 0.5%
    1,808,136                  B/B2   Targus Group International, Inc., Term
                                      Loan, 12.0%, 5/24/16                             $     1,627,322
------------------------------------------------------------------------------------------------------
                                      Distributors -- 0.2%
      685,000                 B+/B2   Spin Holdco, Inc., Initial First Lien Term
                                      Loan, 5.5%, 11/14/19                             $       688,340
------------------------------------------------------------------------------------------------------
                                      Home Improvement Retail -- 0.8%
      746,250                  B/B1   Apex Tool Group LLC, Term Loan, 4.5%, 1/31/20    $       751,241
    1,862,063                 B/Ba3   Hillman Group, Inc., Term Loan, 4.25%, 5/28/17         1,876,028
                                                                                       ---------------
                                                                                       $     2,627,269
                                                                                       ---------------
                                      Total Retailing                                  $     9,554,347
------------------------------------------------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.

                       Pioneer Floating Rate Trust | Annual Report | 11/30/13 29

------------------------------------------------------------------------------------------------------
Principal               S&P/Moody's
Amount                  Ratings
USD ($)                 (unaudited)                                                    Value
------------------------------------------------------------------------------------------------------
                                      SEMICONDUCTORS & SEMICONDUCTOR
                                      EQUIPMENT -- 1.3%
                                      Semiconductor Equipment -- 0.7%
    1,831,196                BB-/B1   Aeroflex, Inc., Tranche B-1 Term Loan,
                                      4.5%, 11/9/19                                    $     1,846,639
      511,705             BBB-/Baa3   Sensata Technology BV/Sensata Technology
                                      Finance Co., LLC, Term Loan, 3.5%, 5/12/19               517,551
                                                                                       ---------------
                                                                                       $     2,364,190
------------------------------------------------------------------------------------------------------
                                      Semiconductors -- 0.6%
    1,943,844                BB/Ba2   Microsemi Corp., Term Loan B,
                                      3.5%, 2/19/20                                    $     1,955,690
                                                                                       ---------------
                                      Total Semiconductors &
                                      Semiconductor Equipment                          $     4,319,880
------------------------------------------------------------------------------------------------------
                                      SOFTWARE & SERVICES -- 9.9%
                                      Application Software -- 5.7%
    1,387,966                BB-/NR   Applied Systems, Inc., First Lien Term
                                      Loan, 4.25%, 12/8/16                             $     1,395,340
    2,300,000                 NR/NR   Applied Systems, Inc., Second Lien Term
                                      Loan, 8.25%, 6/8/17                                    2,327,791
    1,000,000                BB-/B1   Epiq Systems, Inc., Term Loan, 4.75%, 8/27/20          1,000,000
    3,321,304                B-/Ba3   Expert Global Solutions, Inc., Advance
                                      First Lien Term Loan B, 8.5%, 4/3/18                   3,354,517
      950,525                 NR/B2   Houghton Mifflin Holdings., Term Loan,
                                      5.25%, 5/22/18                                           958,248
    1,084,739                B+/Ba3   Infor (U.S.), Inc., Tranche B-2 Term Loan,
                                      5.25%, 4/5/18                                          1,092,988
    1,542,152                BB+/NR   Nuance Communications, Inc., Term
                                      Loan C, 2.92%, 8/7/19                                  1,537,009
    1,509,527                 B+/B1   Serena Software, Inc., Extended 2016
                                      Term Loan, 4.167%, 3/10/16                             1,498,205
    2,385,600                BB-/B1   Verint Systems, Inc., Term Loan, 4.0%, 9/6/19          2,398,647
    1,000,000             CCC+/Caa1   Vertafore, Inc., Second Lien Term Loan,
                                      9.75%, 10/27/17                                        1,020,250
    1,898,073                 B+/B1   Vertafore, Inc., Term Loan, 4.25%, 10/3/19             1,911,516
                                                                                       ---------------
                                                                                       $    18,494,511
------------------------------------------------------------------------------------------------------
                                      Data Processing & Outsourced Services -- 1.2%
       60,879                 B+/B1   First Data Corp., 2017 Dollar Term Loan,
                                      4.166%, 3/24/17                                  $        61,120
    1,000,000                 B+/NR   First Data Corp., 2018 B Term Loan,
                                      4.166%, 9/24/18                                        1,003,828
      802,493                 B+/B1   First Data Corp., 2018 Dollar Term Loan,
                                      4.166%, 3/24/18                                          805,723
    1,860,961               BB+/Ba2   Genpact, Ltd., Term Loan, 3.5%, 8/30/19                1,865,613
                                                                                       ---------------
                                                                                       $     3,736,284
------------------------------------------------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.

30 Pioneer Floating Rate Trust | Annual Report | 11/30/13

------------------------------------------------------------------------------------------------------
Principal               S&P/Moody's
Amount                  Ratings
USD ($)                 (unaudited)                                                    Value
------------------------------------------------------------------------------------------------------
                                      Internet Software & Services -- 0.1%
      390,000               BB+/Ba3   Autotrader.com, Inc., Tranche B-1 Term
                                      Loan, 4.0%, 12/15/16                             $       392,925
------------------------------------------------------------------------------------------------------
                                      IT Consulting & Other Services -- 1.8%
    1,980,000             BBB-/Baa3   Booz Allen Hamilton, Inc., Initial Tranche
                                      B Term Loan, 3.75%, 7/31/19                      $     1,984,455
    1,440,122                  B/B1   Deltek, Inc., First Lien Term Loan,
                                      5.0%, 10/10/18                                         1,447,998
      496,250                  B/B1   Kronos, Inc., First Lien Incremental Term
                                      Loan, 4.5%, 10/30/19                                     500,592
    1,800,140                BB/Ba3   SunGuard Data Systems, Inc., Tranche C
                                      Term Loan, 3.919%, 2/28/17                             1,810,255
                                                                                       ---------------
                                                                                       $     5,743,300
------------------------------------------------------------------------------------------------------
                                      Systems Software -- 1.1%
      868,306              BBB-/Ba2   Dealer Computer Services, Inc., Tranche
                                      B Term Loan, 2.164%, 4/21/16                     $       871,422
    1,980,693                BB/Ba2   Rovi Solutions Corp., Tranche B-3 Term
                                      Loan, 3.5%, 3/29/19                                    1,967,670
      823,077                 B+/B1   Stoneriver Group, LP, Initial First Lien
                                      Term Loan, 4.5%, 11/30/19                                823,591
                                                                                       ---------------
                                                                                       $     3,662,683
                                                                                       ---------------
                                      Total Software & Services                        $    32,029,703
------------------------------------------------------------------------------------------------------
                                      TECHNOLOGY HARDWARE &
                                      EQUIPMENT -- 3.6%
                                      Communications Equipment -- 1.8%
    1,485,000                 B+/B1   Audio Visual Services Group, Inc., First
                                      Lien Term Loan, 6.75%, 11/9/18                   $     1,496,137
      944,504                  B/B1   Avaya, Inc., Term B-5 Loan, 8.0%, 3/31/18                942,059
      972,544                BB/Ba3   CommScope, Inc., Tranche 2 Term Loan,
                                      3.75%, 1/14/18                                           974,064
    2,305,366              BBB-/Ba3   Riverbed Technology, Inc., Term Loan,
                                      4.0%, 12/18/19                                         2,321,503
                                                                                       ---------------
                                                                                       $     5,733,763
------------------------------------------------------------------------------------------------------
                                      Electronic Components -- 1.3%
    1,306,725                 B+/B2   Generac Power Systems, Inc., Term
                                      Loan, 3.5%, 5/31/20                              $     1,309,992
    1,578,455                  B/B2   Scitor Corp., Term Loan, 5.0%, 2/15/17                 1,575,824
    1,375,000                  B/B2   Securus Technologies Holdings, Inc.,
                                      Initial First Lien Term Loan, 4.75%, 4/30/20           1,362,969
                                                                                       ---------------
                                                                                       $     4,248,785
------------------------------------------------------------------------------------------------------
                                      Electronic Equipment & Instruments -- 0.3%
      984,849                B+/Ba3   Sensus USA, Inc., Term Loan, 4.75%, 5/9/17       $       987,926
------------------------------------------------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.

                       Pioneer Floating Rate Trust | Annual Report | 11/30/13 31

------------------------------------------------------------------------------------------------------
Principal               S&P/Moody's
Amount                  Ratings
USD ($)                 (unaudited)                                                    Value
------------------------------------------------------------------------------------------------------
                                      Electronic Manufacturing Services -- 0.2%
      579,024                 B+/B2   Clover Technologies Group LLC, (Clover
                                      Holdings, Inc.), Term Loan, 7.75%, 5/7/18        $       579,386
                                                                                       ---------------
                                      Total Technology Hardware & Equipment            $    11,549,860
------------------------------------------------------------------------------------------------------
                                      TELECOMMUNICATION SERVICES -- 2.1%
                                      Integrated Telecommunication Services -- 1.5%
      867,825              BB+/Baa3   TW Telecom Holdings, Inc., (fka Time
                                      Warner Telecom Holdings, Inc.), Term
                                      Loan B Loan, 2.67%, 4/17/20                      $       868,910
    1,108,083                B+/Ba3   West Corp., Term B-7 Loan, 3.25%, 7/15/16              1,115,301
    1,600,092                BB/Ba3   West Corp., Term B-8 Loan, 3.75%, 6/30/18              1,608,988
    1,240,625              BB+/Baa3   Windstream Corp., Tranche B-4 Term
                                      Loan, 3.5%, 1/23/20                                    1,244,890
                                                                                       ---------------
                                                                                       $     4,838,089
------------------------------------------------------------------------------------------------------
                                      Wireless Telecommunication Services -- 0.6%
    1,895,657                BB-/B1   Syniverse Holdings, Inc., Initial Term
                                      Loan, 4.0%, 4/23/19                              $     1,904,898
                                                                                       ---------------
                                      Total Telecommunication Services                 $     6,742,987
------------------------------------------------------------------------------------------------------
                                      TRANSPORTATION -- 5.2%
                                      Air Freight & Logistics -- 0.9%
      496,250                  B/B2   Air Medical Group Holdings, Inc., Term
                                      Loan B-1, 6.5%, 6/30/18                          $       504,314
      300,000                  B/B1   Ceva Group Plc, Dollar Tranche B Pre-Funded
                                      L/C, 0.148%, 8/31/16                                     292,500
    1,200,000               CCC+/B1   Ceva Group Plc, Tranche B Term Loan,
                                      5.237%, 8/31/16                                        1,176,300
    1,062,338                 B-/B2   Ozburn-Hessey Holding Co., LLC, Term
                                      Loan, 7.75%, 5/23/19                                   1,067,649
                                                                                       ---------------
                                                                                       $     3,040,763
------------------------------------------------------------------------------------------------------
                                      Airlines -- 3.2%
      828,750               BB-/Ba3   Allegiant Travel Co., Term Loan, 5.75%, 3/10/17  $       834,966
    2,992,500                 NR/NR   American Airlines, Inc., Class B Term
                                      Loan, 4.75%, 6/27/19                                   3,019,220
      248,750               BB-/Ba2   Continental Airlines, Inc., (United Air
                                      Lines, Inc.), Class B Term Loan, 4.0%, 4/1/19            250,087
    1,488,750                B+/Ba2   Delta Air Lines, Inc., Term B-1 Loan,
                                      4.0%, 10/18/18                                         1,497,818
    1,319,625                BB/Ba1   Delta Air Lines, Inc., Term Loan, 3.5%, 4/20/17        1,323,743
    1,293,750                 B+/B2   U.S. Airways, Inc., B1 Term Loan, 4.25%, 5/23/19       1,300,219
    2,156,250                 B+/B2   U.S. Airways, Inc., B2 Term Loan, 3.5%, 11/23/16       2,167,480
                                                                                       ---------------
                                                                                       $    10,393,533
------------------------------------------------------------------------------------------------------
                                      Marine -- 0.3%
      995,000                CCC/B3   Commercial Barge Line Co., Initial First
                                      Lien Term Loan, 7.5%, 9/22/19                    $       987,537
------------------------------------------------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.

32 Pioneer Floating Rate Trust | Annual Report | 11/30/13

------------------------------------------------------------------------------------------------------
Principal               S&P/Moody's
Amount                  Ratings
USD ($)                 (unaudited)                                                    Value
------------------------------------------------------------------------------------------------------
                                      Marine Ports & Services -- 0.4%
    1,147,125                  B/B3   Lineage Logistics LLC, Term Loan, 4.5%, 4/26/19  $     1,148,798
------------------------------------------------------------------------------------------------------
                                      Trucking -- 0.4%
    1,216,617                NR/Ba2   Swift Transportation Co., LLC, Tranche B-2
                                      Term Loan, 4.0%, 12/21/17                        $     1,226,958
                                                                                       ---------------
                                      Total Transportation                             $    16,797,589
------------------------------------------------------------------------------------------------------
                                      UTILITIES -- 3.3%
                                      Electric Utilities -- 1.1%
    2,244,375                BB/Ba3   Calpine Construction Finance Company,
                                      LP, Term B-1 Loan, 3.0%, 5/3/20                  $     2,226,339
    1,192,753               BB-/Ba3   Star West Generation LLC, Term B
                                      Advance, 4.25%, 3/13/20                                1,202,444
                                                                                       ---------------
                                                                                       $     3,428,783
------------------------------------------------------------------------------------------------------
                                      Independent Power Producers &
                                      Energy Traders -- 2.2%
    1,246,610               BB+/Ba1   AES Corp., Initial Term Loan, 3.75%, 6/1/18      $     1,256,739
    1,681,875                BB-/B1   Calpine Corp., Term Loan, 4.0%, 4/1/18                 1,696,591
      495,000                BB-/B1   Calpine Corp., Term Loan, 4.0%, 10/9/19                  499,146
    1,074,231                BB-/B2   Dynegy, Inc., Tranche B-2 Term Loan,
                                      4.0%, 4/23/20                                          1,078,259
    1,238,725              BB-/Baa3   NRG Energy, Inc., 2013 Term Loan,
                                      2.75%, 7/1/18                                          1,239,268
    1,500,000                 B+/B3   Synagro Technologies, Term Loan,
                                      6.25%, 8/22/20                                         1,479,375
                                                                                       ---------------
                                                                                       $     7,249,378
                                                                                       ---------------
                                      Total Utilities                                  $    10,678,161
------------------------------------------------------------------------------------------------------
                                      TOTAL SENIOR SECURED FLOATING
                                      RATE LOAN INTERESTS
                                      (Cost $436,754,768)                              $   426,306,428
------------------------------------------------------------------------------------------------------
                                      CLAIMS -- 0.0% of Net Assets
                                      TRANSPORTATION -- 0.0%
                                      Airlines -- 0.0%
    1,200,000(e)(g)           NR/NR   Northwest Airlines, Inc., ALPA Claim-Escrow,
                                      0.0%                                             $            --
    2,500,000(e)(g)           NR/NR   Northwest Airlines, Inc., Bell Atlantic
                                      Claim-Escrow, 0.0%                                            --
    2,500,000(e)(g)           NR/NR   Northwest Airlines, Inc., EDC Claim-Escrow, 0.0%              --
    2,130,600(e)(g)           NR/NR   Northwest Airlines, Inc., Flight Attendant
                                      Claim-Escrow, 0.0%                                            --
    1,500,000(e)(g)           NR/NR   Northwest Airlines, Inc., GE Claim-Escrow, 0.0%               --
    1,264,500(e)(g)           NR/NR   Northwest Airlines, Inc., IAM Claim-Escrow, 0.0%              --
    1,404,900(e)(g)           NR/NR   Northwest Airlines, Inc., Retiree Claim-Escrow,
                                      0.0%                                                          --
                                                                                       ---------------
                                      Total Transportation                             $            --
------------------------------------------------------------------------------------------------------
                                      TOTAL CLAIMS
                                      (Cost $0)                                        $            --
------------------------------------------------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.

                       Pioneer Floating Rate Trust | Annual Report | 11/30/13 33

------------------------------------------------------------------------------------------------------
Principal               S&P/Moody's
Amount                  Ratings
USD ($)                 (unaudited)                                                    Value
------------------------------------------------------------------------------------------------------
                                      CORPORATE BONDS & NOTES -- 3.8%
                                      of Net Assets
                                      BANKS -- 0.3%
                                      Diversified Banks -- 0.3%
    1,000,000(c)           BBB/Baa2   Intesa Sanpaolo S.p.A., 2.638%,
                                      2/24/14 (144A)                                   $     1,004,606
                                                                                       ---------------
                                      Total Banks                                      $     1,004,606
------------------------------------------------------------------------------------------------------
                                      CAPITAL GOODS -- 0.9%
                                      Aerospace & Defense -- 0.6%
    1,850,000               BB-/Ba3   Spirit Aerosystems, Inc., 7.5%, 10/1/17          $     1,924,000
------------------------------------------------------------------------------------------------------
                                      Construction & Farm Machinery
                                      & Heavy Trucks -- 0.3%
    1,000,000                 B+/B2   Manitowoc Co., Inc., 9.5%, 2/15/18               $     1,061,250
                                                                                       ---------------
                                      Total Capital Goods                              $     2,985,250
------------------------------------------------------------------------------------------------------
                                      DIVERSIFIED FINANCIALS -- 0.3%
                                      Consumer Finance -- 0.1%
      200,000              BBB/Baa1   Capital One Financial Corp., 7.375%, 5/23/14     $       206,364
------------------------------------------------------------------------------------------------------
                                      Other Diversified Financial Services -- 0.2%
      500,000(c)            BBB-/NR   Vita Capital V, Ltd., 2.804%, 1/15/17 (144A)     $       509,300
                                                                                       ---------------
                                      Total Diversified Financials                     $       715,664
------------------------------------------------------------------------------------------------------
                                      ENERGY -- 1.0%
                                      Oil & Gas Drilling -- 0.1%
      250,000                 B-/B3   Offshore Group Investment, Ltd.,
                                      7.5%, 11/1/19                                    $       271,250
------------------------------------------------------------------------------------------------------
                                      Oil & Gas Exploration & Production -- 0.9%
    2,490,000                 BB/B1   Denbury Resources, Inc., 8.25%, 2/15/20          $     2,748,337
                                                                                       ---------------
                                      Total Energy                                     $     3,019,587
------------------------------------------------------------------------------------------------------
                                      HEALTH CARE EQUIPMENT & SERVICES -- 0.3%
                                      Health Care Equipment & Services -- 0.3%
      903,000                 B+/B2   Physio-Control International, Inc.,
                                      9.875%, 1/15/19 (144A)                           $     1,011,360
------------------------------------------------------------------------------------------------------
                                      Health Care Supplies -- 0.0%+
    6,487,382(b)              NR/NR   Azithromycin Royalty Sub LLC, 16.0%, 5/15/19     $         8,109
                                                                                       ---------------
                                      Total Health Care Equipment & Services           $     1,019,469
------------------------------------------------------------------------------------------------------
                                      INSURANCE -- 0.7%
                                      Reinsurance -- 0.7%
      250,000(c)             BB-/NR   Atlas Reinsurance VII, Ltd., 8.118%,
                                      1/7/16 (144A)                                    $       258,425
      500,000(c)            NR/Baa1   Combine Re, Ltd., 4.556%, 1/7/15 (144A)                  512,350
      250,000(c)              BB/NR   East Lane Re V, Ltd., 9.056%, 3/16/16 (144A)             272,650
      500,000(c)              BB/NR   Lodestone Re, Ltd., 6.056%, 1/8/14 (144A)                501,900

The accompanying notes are an integral part of these financial statements.

34 Pioneer Floating Rate Trust | Annual Report | 11/30/13

------------------------------------------------------------------------------------------------------
Principal               S&P/Moody's
Amount                  Ratings
USD ($)                 (unaudited)                                                    Value
------------------------------------------------------------------------------------------------------
                                      Reinsurance -- (continued)
      250,000(c)              BB/NR   Mystic Re, Ltd., 9.056%, 3/12/15 (144A)          $       263,000
      250,000(c)              B+/NR   Mythen Re, Ltd. Series 2012-2 Class A,
                                      8.613%, 1/5/17 (144A)                                    260,425
      250,000(c)               B/NR   Queen Street VII Re, Ltd., 8.656%,
                                      4/8/16 (144A)                                            259,325
                                                                                       ---------------
                                      Total Insurance                                  $     2,328,075
------------------------------------------------------------------------------------------------------
                                      MATERIALS -- 0.3%
                                      Diversified Metals & Mining -- 0.3%
    1,050,000               CCC+/B3   Molycorp, Inc., 10.0%, 6/1/20                    $     1,031,625
                                                                                       ---------------
                                      Total Materials                                  $     1,031,625
------------------------------------------------------------------------------------------------------
                                      TELECOMMUNICATION SERVICES -- 0.0%+
                                      Integrated Telecommunication
                                      Services -- 0.0%+
        6,000               BB-/Ba2   Frontier Communications Corp., 8.25%, 5/1/14     $         6,165
                                                                                       ---------------
                                      Total Telecommunication Services                 $         6,165
------------------------------------------------------------------------------------------------------
                                      TOTAL CORPORATE BONDS & NOTES
                                      (Cost $17,918,956)                               $    12,110,441
------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------
Shares
------------------------------------------------------------------------------------------------------
                                      COMMON STOCKS -- 4.7% of Net Assets
                                      AUTOMOBILES & COMPONENTS -- 3.6%
                                      Auto Parts & Equipment -- 3.6%
      197,208                         Delphi Automotive Plc                            $    11,546,528
                                                                                       ---------------
                                      Total Automobiles & Components                   $    11,546,528
------------------------------------------------------------------------------------------------------
                                      MEDIA -- 0.9%
                                      Broadcasting -- 0.8%
          245(h)                      New Young Broadcasting Holding Co., Inc.         $     2,538,812
------------------------------------------------------------------------------------------------------
                                      Publishing -- 0.1%
      266,510(h)                      Solocal Group                                    $       423,572
                                                                                       ---------------
                                      Total Media                                      $     2,962,384
------------------------------------------------------------------------------------------------------
                                      PHARMACEUTICALS, BIOTECHNOLOGY &
                                      LIFE SCIENCES -- 0.0%+
                                      Biotechnology -- 0.0%+
        2,454(h)                      Progenics Pharmaceuticals, Inc.                  $        12,565
                                                                                       ---------------
                                      Total Pharmaceuticals, Biotechnology &
                                      Life Sciences                                    $        12,565
------------------------------------------------------------------------------------------------------
                                      RETAILING -- 0.0%
                                      Apparel Retail -- 0.0%
          569(e)(h)                   Johnny Appleseed's, Inc.                         $            --
                                                                                       ---------------
                                      Total Retailing                                  $            --
------------------------------------------------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.

                       Pioneer Floating Rate Trust | Annual Report | 11/30/13 35

------------------------------------------------------------------------------------------------------
Shares                                                                                 Value
------------------------------------------------------------------------------------------------------
                                      TRANSPORTATION -- 0.2%
                                      Air Freight & Logistics -- 0.2%
          710(h)                      CEVA Holdings LLC                                $       679,907
------------------------------------------------------------------------------------------------------
                                      Airlines -- 0.0%+
          960                         Delta Air Lines, Inc.                            $        27,821
                                                                                       ---------------
                                      Total Transportation                             $       707,728
------------------------------------------------------------------------------------------------------
                                      UTILITIES -- 0.0%+
                                      Independent Power Producers &
                                      Energy Traders -- 0.0%+
          775                         NRG Energy, Inc.                                 $        20,507
                                                                                       ---------------
                                      Total Utilities                                  $        20,507
------------------------------------------------------------------------------------------------------
                                      TOTAL COMMON STOCKS
                                      (Cost $6,165,877)                                $    15,249,712
------------------------------------------------------------------------------------------------------
                                      LIQUIDATING TRUSTS -- 0.0%
                                      of Net Assets
                                      CONSUMER SERVICES -- 0.0%
                                      Hotels, Resorts & Cruise Lines -- 0.0%
    3,377,886(e)(h)(i)                Yellowstone Mountain Club LLC,
                                      Liquidating Trust                                $            --
                                                                                       ---------------
                                      Total Consumer Services                          $            --
------------------------------------------------------------------------------------------------------
                                      ENERGY -- 0.0%
                                      Oil & Gas Exploration & Production -- 0.0%
    4,995,000(e)(h)(i)                Crusader Energy Group, Inc., Liquidating Trust   $            --
                                                                                       ---------------
                                      Total Energy                                     $            --
------------------------------------------------------------------------------------------------------
                                      TOTAL LIQUIDATING TRUSTS
                                      (Cost $0)                                        $            --
------------------------------------------------------------------------------------------------------
                                      RIGHT/WARRANT -- 2.1% of Net Assets
                                      MEDIA -- 2.1%
                                      Broadcasting -- 2.1%
          665(h)                      New Young Broadcasting Holding Co., Inc.,
                                      Expires 12/24/24                                 $     6,891,063
                                                                                       ---------------
                                      Total Media                                      $     6,891,063
------------------------------------------------------------------------------------------------------
                                      TOTAL RIGHT/WARRANT
                                      (Cost $1,307,997)                                $     6,891,063
------------------------------------------------------------------------------------------------------
                                      TOTAL INVESTMENTS IN SECURITIES -- 145.2%
                                      (Cost -- $469,564,053) (j)                       $   469,063,586
------------------------------------------------------------------------------------------------------
                                      OTHER ASSETS AND LIABILITIES -- 11.3%            $    36,538,619
------------------------------------------------------------------------------------------------------
                                      PREFERRED SHARES AT REDEMPTION
                                      VALUE, INCLUDING DIVIDENDS
                                      PAYABLE -- (56.5)%                               $  (182,474,775)
------------------------------------------------------------------------------------------------------
                                      NET ASSETS APPLICABLE TO
                                      COMMON SHAREOWNERS -- 100.0%                     $   323,127,430
======================================================================================================

The accompanying notes are an integral part of these financial statements.

36 Pioneer Floating Rate Trust | Annual Report | 11/30/13

+       Amount rounds to less than 0.1%.

NR      Security not rated by S&P or Moody's.

(144A) Security is exempt from registration under Rule 144A of the Securities Act of 1933. Such securities may be resold normally to qualified institutional buyers in a transaction exempt from registration. At November 30, 2013, the value of these securities amounted to $13,359,283, or 4.1% of total net assets applicable to common shareowners.

* Senior secured floating rate loan interests in which the Trust invests generally pay interest at rates that are periodically redetermined by reference to a base lending plus a premium. These base lending rates are generally (i) the lending rate offered by one or more major European banks, such as LIBOR (London InterBank Offered Rate), (ii) the prime rate offered by one or more major United States banks, (iii) the rate of a certificate of deposit or (iv) other base lending rates used by commercial lenders. The interest rate shown is the rate accruing at November 30, 2013.

(a)     Security is in default and is non income producing.

(b) Indicates a security that has been deemed illiquid. As of November 30, 2013 the aggregate cost of illiquid securities in the Trust's portfolio was $19,226,681. As of that date, the aggregate value of illiquid securities in the Trust's portfolio of $8,716,543 represented 2.7% of total net assets applicable to common shareowners.

(c) Floating rate note. The rate shown is the coupon rate at November 30, 2013.

(d) The company and agent bank are in the process of negotiating forbearance.

(e) Security is valued using fair value methods (other than prices supplied by independent pricing services). See Notes to Financial Statements --
        Note 1A.

(f) Payment in Kind (PIK) security which may pay interest in the form of additional principal amount.

(g) Security represents a claim which is subject to bankruptcy court findings which may result in an exchange of money, assets or equity.

(h)     Non-income producing.

(i) Security represents a liquidating trust which is a vehicle which through future settlements of bankruptcy claims are dispersed to creditors.

(j) At November 30, 2013, the net unrealized appreciation on investments based on cost for federal tax purposes of $469,894,762 was as follows:

          Aggregate gross unrealized appreciation for all investments in
             which there is an excess of value over tax cost                   $ 21,397,521

          Aggregate gross unrealized depreciation for all investments in
             which there is an excess of tax cost over value                    (22,228,697)
                                                                               ------------
          Net unrealized depreciation                                          $   (831,176)
                                                                               ============

For financial reporting purposes net unrealized depreciation on investments was $500,467 and cost of investments aggregated $469,564,053.

Purchases and sales of securities (excluding temporary cash investments) for the year ended November 30, 2013 aggregated $308,993,120 and $321,972,298, respectively.

Principal amounts are denominated in U.S. dollars unless otherwise noted. GBP -- Great British Pound

The accompanying notes are an integral part of these financial statements.

                       Pioneer Floating Rate Trust | Annual Report | 11/30/13 37

Various inputs are used in determining the value of the Trust's investments. These inputs are summarized in the three broad levels below.

     Level 1 -- quoted prices in active markets for identical securities.

     Level 2 -- other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds credit risks, etc.) See Notes to Financial Statements -- Note 1A.

     Level 3 -- significant unobservable inputs (including the Trust's own assumptions in determining fair value of investments) See Notes to Financial Statements -- Note 1A.

Generally, equity securities are categorized as Level 1, fixed income securities and senior loans are categorized as Level 2, and securities valued using fair value methods (other than prices supplied by independent pricing services) as level 3. See Notes to Financial Statements -- Note 1A.

The following is a summary of the inputs used as of November 30, 2013, in valuing the Trust's investments.

---------------------------------------------------------------------------------------------
                                   Level 1         Level 2        Level 3       Total
---------------------------------------------------------------------------------------------
Asset Backed Security              $          --   $     152,508  $        --   $    152,508
Collateralized Loan Obligations
   Diversified Banks                          --              --    2,727,554      2,727,554
   Thrifts & Mortgage Finance                 --              --    5,625,880      5,625,880
Senior Secured Floating Rate
   Loan Interests                             --     426,306,428           --    426,306,428
Claims
   Airlines                                   --              --           --*            --*
Corporate Bonds & Notes
   Health Care Supplies                       --              --        8,109          8,109
   All Other                                  --      12,102,332           --     12,102,332
Common Stocks
   Air Freight & Logistics                    --         679,907           --        679,907
   Broadcasting                               --       2,538,812           --      2,538,812
   Apparel Retail                             --              --*          --             --*
   All Other                          12,030,993             --            --     12,030,993
Liquidating Trusts
   Oil & Gas Exploration
   & Production                               --             --            --*            --*
   Hotels, Resorts & Cruise Lines             --             --            --*            --*
Right/Warrant
   Broadcasting                               --      6,891,063            --      6,891,063
---------------------------------------------------------------------------------------------
Total Investments in Securities    $  12,030,993   $448,671,050   $ 8,361,543   $469,063,586
=============================================================================================
Other Financial Instruments
   Forward Foreign
       Currency Contracts          $          --   $    (11,532)  $        --   $    (11,532)
---------------------------------------------------------------------------------------------
Total Other Financial Instruments  $          --   $    (11,532)  $        --   $    (11,532)
=============================================================================================

* Securities in this category are valued at $0.

During the year ended November 30, 2013, there were no transfers between 1, 2 and 3.

The accompanying notes are an integral part of these financial statements.

38 Pioneer Floating Rate Trust | Annual Report | 11/30/13

The following is a reconciliation of assets valued using significant unobservable inputs (level 3):

------------------------------------------------------------------------------------------------------------------------------------
                                                 Change in
                        Balance       Realized   Unrealized                                Accrued    Transfers Transfers Balance
                        as of         gain       appreciation                              discounts/ in to     out of    as of
                        11/30/12      (loss)(1)  (depreciation)(2) Purchases  Sales        premiums   Level 3*  Level 3*  11/30/13
------------------------------------------------------------------------------------------------------------------------------------
Collateralized Loan
    Obligations
    Diversified Banks   $ 2,375,695   $     --   $     210,402     $     --   $        --  $  141,457 $    --   $   --    $2,727,554
    Thrifts & Mortgage
        Finance           4,984,230         --         405,671           --            --     235,979      --       --     5,625,880
Claims
    Airlines                     --**       --              --           --            --          --      --       --            --
Corporate Bonds
    & Notes
    Health Care
        Supplies          5,707,340      8,102      (4,050,196)          --    (1,665,960)      8,823      --       --         8,109
Liquidating Trusts
    Oil & Gas
        Exploration
        & Production             --**       --              --           --            --          --      --       --            --
    Hotels, Resorts
        & Cruise Lines           --**       --              --           --            --          --      --       --            --
------------------------------------------------------------------------------------------------------------------------------------
Total                   $13,067,265   $  8,102   $  (3,434,123)    $     --   $(1,665,960) $  386,259 $    --   $   --    $8,361,543
====================================================================================================================================

*   Transfers are calculated on the beginning of period values.

**  Includes securities that are fair valued at $0.

(1) Realized gain (loss) on these securities is included in the realized gain
    (loss) from investments in the Statement of Operations.

(2) Unrealized appreciation (depreciation) on these securities is included in the change in unrealized gain (loss) from investments in the Statement of Operations.

    Net change in unrealized appreciation of Level 3 investments still held and considered Level 3 at 11/30/13: $(3,434,123).

The accompanying notes are an integral part of these financial statements.

                       Pioneer Floating Rate Trust | Annual Report | 11/30/13 39

The following table presents additional information about valuation techniques and inputs used for investments that were measured at fair value and categorized as Level 3 at November 30, 2013:

--------------------------------------------------------------------------------------------------------
                            Fair Value        Valuation          Unobservable         Value/Range
                            11/30/13          Technique(s)       Input                (Weighted Average)
--------------------------------------------------------------------------------------------------------
Collateralized Loan                                              Proprietary          $90.77-$97.38
   Obligations              $8,353,434        Broker Quote       Broker Model         per bond
Corporate Bonds                                                  Proprietary          $0.125
   & Notes                  $    8,109        Broker Quote       Broker Model         per bond
Liquidating Trusts (1)                        Discounted
                                    --        Cash Flow          Residual Value       0
                                              Discounted
Claims (2)                          --        Cash Flow          Residual Value       0
========================================================================================================

(1) The significant unobservable input used in the fair value measurement of liquidating trusts is the projected cash flow. Significant increases (decreases) in this input would result in a significantly higher (lower) fair value measurement.

(2) The significant unobservable input used in the fair value measurement of claims is the projected cash flow. Significant increases (decreases) in this input would result in a significantly higher (lower) fair value measurement.

The accompanying notes are an integral part of these financial statements.

40 Pioneer Floating Rate Trust | Annual Report | 11/30/13

Statement of Assets and Liabilities | 11/30/13

ASSETS:
  Investments in securities, at value (cost $469,564,053)                  $ 469,063,586
  Cash                                                                        35,560,790
  Foreign currencies, at value(cost $1,876)                                        1,906
  Receivables --
     Investment securities sold                                                2,822,154
     Interest receivable                                                       2,615,654
     Dividends receivable                                                         67,051
     Prepaid expenses                                                              7,654
----------------------------------------------------------------------------------------
        Total assets                                                       $ 510,138,795
----------------------------------------------------------------------------------------
LIABILITIES:
  Payables --
     Investment securities purchased                                       $   3,942,087
  Due to affiliates                                                              281,320
  Administration fee payable                                                      79,355
  Net unrealized depreciation on forward foreign currency contracts               11,532
  Accrued expenses                                                               219,680
  Other liabilities                                                                2,616
----------------------------------------------------------------------------------------
        Total liabilities                                                  $   4,536,590
----------------------------------------------------------------------------------------
PREFERRED SHARES AT REDEMPTION VALUE:
  $25,000 liquidation value per share applicable to 7,298
     shares, including dividends payable of $24,775                        $ 182,474,775
----------------------------------------------------------------------------------------
NET ASSETS APPLICABLE TO COMMON SHAREOWNERS:
  Paid-in capital                                                          $ 465,543,677
  Undistributed net investment income                                          2,153,800
  Accumulated net realized loss on investment and foreign
     currency transactions                                                  (144,061,522)
  Net unrealized depreciation on investments                                    (500,467)
  Net unrealized depreciation on forward foreign currency contracts and
     other assets and liabilities denominated in foreign currencies               (8,058)
----------------------------------------------------------------------------------------
        Net assets applicable to common shareowners                        $ 323,127,430
----------------------------------------------------------------------------------------
NET ASSET VALUE PER COMMON SHARE:
No par value (unlimited number of shares authorized)
  Based on $323,127,430/24,738,174 common shares                           $       13.06
========================================================================================

The accompanying notes are an integral part of these financial statements.

                       Pioneer Floating Rate Trust | Annual Report | 11/30/13 41

Statement of Operations

For the Year Ended 11/30/13

INVESTMENT INCOME:
  Interest                                                   $ 28,581,043
  Dividends                                                       134,565
  Facility and other fees                                       1,160,595
-----------------------------------------------------------------------------------------
     Total Investment income                                                 $ 29,876,203
-----------------------------------------------------------------------------------------
EXPENSES:
  Management fees                                             $ 3,556,664
  Administrative reimbursements                                   239,851
  Transfer agent fees and expenses                                 37,772
  Shareholder communications expense                               11,192
  Auction agent fees                                              462,535
  Custodian fees                                                   63,384
  Registration fees                                                    82
  Professional fees                                               127,294
  Printing expenses                                                19,148
  Trustees' fees                                                   14,279
  Pricing fees                                                     10,005
  Miscellaneous                                                   249,074
-----------------------------------------------------------------------------------------
     Total expenses                                                          $  4,791,280
-----------------------------------------------------------------------------------------
        Net investment income                                                $ 25,084,923
-----------------------------------------------------------------------------------------
REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS,
UNFUNDED LOAN COMMITMENT, AND FOREIGN
CURRENCY TRANSACTIONS:
  Net realized loss on:
     Investments                                             $ (6,744,655)
     Forward foreign currency contracts and other assets
        and liabilities denominated in foreign currencies         (37,153)   $ (6,781,808)
-----------------------------------------------------------------------------------------
  Change in net unrealized appreciation (depreciation) on:
     Investments                                             $  7,016,535
     Unfunded loan commitments                                     (6,431)
     Forward foreign currency contracts and other assets
        and liabilities denominated in foreign currencies          (8,920)   $  7,001,184
-----------------------------------------------------------------------------------------
Net gain on investments                                                      $    219,376
-----------------------------------------------------------------------------------------
DISTRIBUTIONS TO PREFERRED SHAREOWNERS FROM
NET INVESTMENT INCOME:                                                       $ (3,072,469)
-----------------------------------------------------------------------------------------
  Net increase in net assets resulting from operations                       $ 22,231,830
=========================================================================================

The accompanying notes are an integral part of these financial statements.

42 Pioneer Floating Rate Trust | Annual Report | 11/30/13

Statements of Changes in Net Assets

-------------------------------------------------------------------------------------------
                                                             Year Ended      Year Ended
                                                             11/30/13        11/30/12
-------------------------------------------------------------------------------------------
FROM OPERATIONS:
Net investment income                                        $  25,084,923   $  29,253,889
Net realized loss on investments and foreign
   currency transactions                                        (6,781,808)    (21,587,943)
Change in unrealized appreciation (depreciation) on
   investments and foreign currency transactions                 7,001,184      35,297,779
Distributions to preferred shareowners from net
   investment income                                            (3,072,469)     (2,841,944)
-------------------------------------------------------------------------------------------
       Net increase in net assets resulting from operations  $  22,231,830   $  40,121,781
-------------------------------------------------------------------------------------------
DISTRIBUTIONS TO COMMON SHAREOWNERS:
Net investment income
   ($0.90 and $1.01 per share, respectively)                 $ (22,254,278)  $ (25,046,607)
-------------------------------------------------------------------------------------------
      Total distributions to common shareowners              $ (22,254,278)  $ (25,046,607)
-------------------------------------------------------------------------------------------
FROM TRUST SHARE TRANSACTIONS:
Reinvestment of distributions                                $     435,737   $     816,896
-------------------------------------------------------------------------------------------
   Net increase in net assets applicable to common
      shareowners from Trust share transactions              $     435,737   $     816,896
-------------------------------------------------------------------------------------------
   Net increase in net assets applicable to
         common shareowners                                  $     413,289   $     413,289
NET ASSETS APPLICABLE TO COMMON SHAREOWNERS:
Beginning of year                                              322,714,141     306,822,071
-------------------------------------------------------------------------------------------
End of year                                                  $ 323,127,430   $ 322,714,141
-------------------------------------------------------------------------------------------
Undistributed net investment income                          $   2,153,800   $   5,462,051
-------------------------------------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.

                       Pioneer Floating Rate Trust | Annual Report | 11/30/13 43

Financial Highlights

--------------------------------------------------------------------------------------------------------------------------
                                                                  Year         Year        Year       Year       Year
                                                                  Ended        Ended       Ended      Ended      Ended
                                                                  11/30/13     11/30/12    11/30/11   11/30/10   11/30/09
--------------------------------------------------------------------------------------------------------------------------
Per Share Operating Performance
Net asset value, beginning of period                              $  13.06     $  12.45    $  12.52   $  11.40   $   8.62
--------------------------------------------------------------------------------------------------------------------------
Increase (decrease) from investment operations:(a)
   Net investment income                                          $   1.01     $   1.19    $   1.28   $   1.17   $   1.13
Net realized and unrealized gain (loss) on investments and
   foreign currency transactions                                      0.01         0.55       (0.30)      0.94       2.94
Distributions to preferred shareowners from:
   Net investment income                                             (0.12)       (0.12)      (0.11)     (0.11)     (0.12)
--------------------------------------------------------------------------------------------------------------------------
Net increase from investment operations                           $   0.90     $   1.62    $   0.87   $   2.00   $   3.95
--------------------------------------------------------------------------------------------------------------------------
Distributions to common shareowners from:
   Net investment income                                             (0.90)       (1.01)      (0.94)     (0.88)     (1.12)
   Tax return of capital                                                --           --          --         --      (0.05)
--------------------------------------------------------------------------------------------------------------------------
Net increase (decrease) in net asset value                        $   0.00     $   0.61    $  (0.07)  $   1.12   $   2.78
--------------------------------------------------------------------------------------------------------------------------
Net asset value, end of period(b)                                 $  13.06     $  13.06    $  12.45   $  12.52   $  11.40
--------------------------------------------------------------------------------------------------------------------------
Market value, end of period(b)                                    $  12.41     $  13.41    $  12.55   $  13.16   $  11.54
==========================================================================================================================
Total return at market value(c)                                      (0.84)%      15.66%       2.60%     22.63%     91.01%
Ratios to average net assets of common shareowners:
   Net expenses(d)                                                    1.47%        1.58%       1.67%      1.74%      2.03%
   Net investment income before preferred share distributions         7.70%        9.24%       9.96%      9.66%     11.79%
   Preferred share distributions                                      0.94%        0.90%       0.85%      0.94%      1.26%
   Net investment income available to common shareowners              6.76%        8.34%       9.11%      8.72%     10.53%
Portfolio turnover                                                      63%          63%         42%        40%        32%
Net assets of common shareowners, end of period (in thousands)    $323,127     $322,714    $306,822   $307,137   $278,565

The accompanying notes are an integral part of these financial statements.

44 Pioneer Floating Rate Trust | Annual Report | 11/30/13

---------------------------------------------------------------------------------------------------------------------------
                                                                      Year       Year       Year       Year       Year
                                                                      Ended      Ended      Ended      Ended      Ended
                                                                      11/30/13   11/30/12   11/30/11   11/30/10   11/30/09
---------------------------------------------------------------------------------------------------------------------------
Preferred shares outstanding (in thousands)                           $182,450   $182,450   $182,450   $182,450   $182,450
Asset coverage per preferred share, end of period                     $ 69,280   $ 69,222   $ 67,047   $ 69,090   $ 63,175
Average market value per preferred share(e)                           $ 25,000   $ 25,000   $ 25,000   $ 25,000   $ 25,000
Liquidation value, including dividends payable, per preferred share   $ 25,003   $ 25,003   $ 25,005   $ 25,005   $ 25,005
Ratios to average net assets of common shareowners before
   waivers and reimbursement of expenses
   Net expenses(d)                                                        1.47%      1.58%      1.67%      1.74%      2.03%
   Net investment income before preferred share distributions             7.70%      9.24%      9.96%      9.66%     11.79%
   Preferred share distributions                                          0.94%      0.90%      0.85%      0.94%      1.26%
   Net investment income available to common shareowners                  6.76%      8.32%      9.11%      8.72%     10.53%
===========================================================================================================================

(a) The per common share data presented above is based upon the average common shares outstanding for the periods presented.

(b) Net asset value and market value are published in Barron's on Saturday, The Wall Street Journal on Monday and The New York Times on Monday and Saturday.

(c) Total investment return is calculated assuming a purchase of common shares at the current market value on the first day and a sale at the current market value on the last day of the periods reported. Dividends and distributions, if any, are assumed for purposes of this calculation to be reinvested at prices obtained under the Trust's dividend reinvestment plan. Total investment return does not reflect brokerage commissions. Past performance is not a guarantee of future results.

(d) Expense ratios do not reflect the effect of distribution payments to preferred shareowners.

(e) Market value is redemption value without an active market.

The information above represents the audited operating performance data for a share of common stock outstanding, total investment return, ratios to average net assets and other supplemental data for the periods indicated. This information has been determined based upon financial information provided in the financial statements and market value data for the Trust's common shares.

The accompanying notes are an integral part of these financial statements.

                       Pioneer Floating Rate Trust | Annual Report | 11/30/13 45

Notes to Financial Statements | 11/30/13

1. Organization and Significant Accounting Policies

Pioneer Floating Rate Trust (the "Trust") was organized as a Delaware statutory trust on October 6, 2004. Prior to commencing operations on December 28, 2004, the Trust had no operations other than matters relating to its organization and registration as a non-diversified, closed-end management investment company under the Investment Company Act of 1940, as amended. The Trust is a diversified fund. The investment objective of the Trust is to provide a high level of current income. The Trust will, as a secondary objective, also seek preservation of capital to the extent consistent with its primary objective of high current income.

The Trust's financial statements have been prepared in conformity with U.S. generally accepted accounting principles that require the management of the Trust to, among other things, make estimates and assumptions that affect the reported amounts of assets and liabilities, the disclosure of contingent assets and liabilities at the date of the financial statements, and the reported amounts of income, expenses and gain or loss on investments during the reporting year. Actual results could differ from those estimates.

The following is a summary of significant accounting policies followed by the Trust in the preparation of its financial statements, which are consistent with those policies generally accepted in the investment company industry:

A.  Security Valuation

    Security transactions are recorded as of trade date. Senior floating rate loan interests (senior loans) are valued in accordance with guidelines established by the Board of Trustees at the mean between the last available bid and asked prices from one or more brokers or dealers as obtained from Loan Pricing Corporation, an independent pricing service. If price information is not available from Loan Pricing Corporation or if the price information is deemed to be unreliable, price information will be obtained from an alternative loan interest pricing service. If no reliable price quotes are available from either the primary or alternative pricing service broker quotes will be solicited. Fixed-income securities with remaining maturities of more than sixty days are valued at prices supplied by independent pricing services, which consider such factors as market prices, market events, quotations from one or more brokers, Treasury spreads, yields, maturities and ratings. Valuations may be supplemented by dealers and other sources, as required. Equity securities that have traded on an exchange are valued at the last sale price on the principal exchange where they are traded. Equity securities that have not traded on the date of valuation or securities for which sale prices are not available, generally are valued using the mean between the last bid and

46 Pioneer Floating Rate Trust | Annual Report | 11/30/13 asked prices. Short-term fixed income securities with remaining maturities of sixty days or less generally are valued at amortized cost. Shares of money market mutual funds are valued at such funds' net asset value.

    Trading in foreign securities is substantially completed each day at various times prior to the close of the New York Stock Exchange (NYSE). The values of such securities used in computing the net asset value of the Trust's shares are determined as of such times.

    Securities and loan interests for which independent pricing services are unable to supply prices or for which market prices and/or quotations are not readily available or are considered to be unreliable are valued by a fair valuation team comprised of certain personnel of Pioneer Investment Management, Inc. (PIM), the Fund's investment adviser, pursuant to procedures adopted by the Fund's Board of Trustees. PIM's fair valuation team uses fair value methods approved by the Valuation Committee of the Board of Trustees. PIM's valuation team is responsible for monitoring developments that may impact fair valued securities and for discussing and assessing fair value on an ongoing basis, and at least quarterly, with the Valuation Committee of the Board of Trustees.

    Inputs used when applying fair value methods to value a security may include credit ratings, the financial condition of the company, current market conditions and comparable securities. The Trust may use fair value methods if it is determined that a significant event has occurred after the close of the exchange or market on which the security trades and prior to the determination of the Trust's net asset value. Examples of a significant event might include political or economic news, corporate restructurings, natural disasters, terrorist activity or trading halts. Thus, the valuation of the Trust's securities may differ significantly from exchange prices and such differences could be material.

    At November 30, 2013, 10 securities were valued using fair value methods (other than securities valued using prices supplied by independent pricing services) representing 0.0% of net assets applicable to common shareowners. The value of these fair valued securities is $0.

    Discounts and premiums on debt securities are accreted or amortized, respectively, daily, into interest income on an effective yield to maturity basis with a corresponding increase or decrease in the cost basis of the security. Premiums and discounts related to certain mortgage-backed securities are amortized or accreted in proportion to the monthly paydowns. Interest income, including interest on income bearing cash accounts, is recorded on an accrual basis, net of unrecoverable foreign taxes withheld at the applicable country rates.

                       Pioneer Floating Rate Trust | Annual Report | 11/30/13 47

    Dividend income is recorded on the ex-dividend date, except that certain dividends from foreign securities where the ex-dividend date may have passed are recorded as soon as the Trust becomes aware of the ex-dividend data in the exercise of reasonable diligence.

    Gains and losses on sales of investments are calculated on the identified cost method for both financial reporting and federal income tax purposes.

B.  Foreign Currency Translation

    The books and records of the Trust are maintained in U.S. dollars. Amounts denominated in foreign currencies are translated into U.S. dollars using current exchange rates.

    Net realized gains and losses on foreign currency transactions, if any, represent, among other things, the net realized gains and losses on foreign currency contracts, disposition of foreign currencies and the difference between the amount of income accrued and the U.S. dollars actually received. Further, the effects of changes in foreign currency exchange rates on investments are not segregated in the Statement of Operations from the effects of changes in the market prices of those securities but are included with the net realized and unrealized gain or loss on investments.

C.  Forward Foreign Currency Contracts

    The Trust may enter into forward foreign currency contracts (contracts) for the purchase or sale of a specific foreign currency at a fixed price on a future date. All contracts are marked to market daily at the applicable exchange rates, and any resulting unrealized gains or losses are recorded in the Trust's financial statements. The Trust records realized gains and losses at the time a contract is offset by entry into a closing transaction or extinguished by delivery of the currency. Risks may arise upon entering into these contracts from the potential inability of counterparties to meet the terms of the contracts and from unanticipated movements in the value of foreign currencies relative to the U.S. dollar (see Note 5).

D.  Federal Income Taxes

    It is the Trust's policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its taxable income and net realized capital gains, if any, to its shareowners. Therefore, no federal income tax provision is required. As of November 30, 2013, the Trust did not accrue any interest and penalties with respect to uncertain tax positions, which if applicable, would be recorded as income tax expense in the Statement of Operations. Tax returns filed within the prior three years remain subject to examination by federal and state tax authorities.

48 Pioneer Floating Rate Trust | Annual Report | 11/30/13

    The amount and character of income and capital gain distributions to shareowners are determined in accordance with federal income tax rules, which differ from U.S. generally accepted accounting principles. Distributions in excess of net investment income or net realized gains are temporary overdistributions for financial statement purposes resulting from differences in the recognition or classification of income or distributions for financial statement and tax purposes. Capital accounts within the financial statements are adjusted for permanent book/tax differences to reflect tax character, but are not adjusted for temporary differences. At November 30, 2013, the Fund reclassified $3,066,427 to decrease undistributed net investment income, $3,066,427 to decrease net realized loss on investments to reflect permanent book/tax differences. These adjustments have no impact on the net assets or results of operations.

    At November 30, 2013, the Trust was permitted to carry forward $6,824 of short term and $23,452,319 of long term capital losses without limitation. Additionally, at November 30, 2013, the Trust had a net capital loss carryforward of $120,602,379 of which the following amounts will expire between 2016 and 2019 if not utilized: $27,976,876 in 2016, $62,461,978 in
    2017, $11,415,660 in 2018 and $18,747,865 in 2019. Since unlimited losses are required to be used first, loss carryforwards that are subject to expiration may be more likely to expire unused.

    The tax character of distributions paid to shareowners during the years ended November 30, 2013 and November 30, 2012 was as follows:

    ----------------------------------------------------------------------------
                                                         2013              2012
    ----------------------------------------------------------------------------
    Distributions paid from:
    Ordinary income                               $25,326,747       $27,888,551
    ----------------------------------------------------------------------------
       Total                                      $25,326,747       $27,888,551
    ============================================================================

    The following shows the components of distributable earnings (losses) on a federal income tax basis at November 30, 2013:

    ----------------------------------------------------------------------------
                                                                           2013
    ----------------------------------------------------------------------------
    Distributable Earnings:
    Undistributed ordinary income                                 $   2,497,752
    Capital loss carryforward                                      (144,061,522)
    Other book/tax temporary differences                               (343,952)
    Unrealized depreciation                                            (508,525)
    ----------------------------------------------------------------------------
       Total                                                      $(142,416,247)
    ============================================================================

    The difference between book-basis and tax-basis unrealized depreciation is primarily attributable to the realization for tax purposes of unrealized gains on investments in passive foreign investment companies, the book/tax differences in the accrual of income on securities in default, the difference between book and tax amortization methods for premiums and discounts on fixed income securities and other temporary book/tax differences.

                       Pioneer Floating Rate Trust | Annual Report | 11/30/13 49

E.  Risks

    Information regarding the Trust's principal risks is contained in the Trust's original offering prospectus, with additional information included in the Trust's shareowner reports issued from time to time. Please refer to those documents when considering the Trust's principal risks. At times, the Trust's investments may represent industries or industry sectors that are interrelated or have common risks, making the Trust more susceptible to any economic, political, or regulatory developments or other risks affecting those industries and sectors.

    The Trust invests primarily in senior loans. The Trust may also invest in other floating and variable rate instruments, including second lien loans, investment grade fixed-income debt securities and high yield, high risk corporate bonds. The Trust may also invest in below investment grade securities. Below investment grade securities are commonly referred to as "junk bonds" and are considered speculative with respect to the issuer's capacity to pay interest and repay principal. Below investment grade securities, including floating rate loans, involve greater risk of loss, are subject to greater price volatility, and are less liquid and more difficult to value, especially during periods of economic uncertainty or change, than higher rated debt securities. The Trust may invest in securities of issuers that are in default or that are in bankruptcy. The value of collateral, if any, securing a floating rate loan can decline or may decline or may be insufficient to meet the issuer's obligations or may be difficult to liquidate. No active trading market may exist for floating rate loans, and many loans are subject to restrictions on resale. Any secondary market may be subject to irregular trading activity and extended settlement periods. Additionally, the Trust may invest in "event-linked" bonds, which sometimes are referred to as "insurance-linked" or "catastrophe" bonds. The return of principal and the payment of interest on event-linked bonds are contingent on the non-occurrence of a pre-defined "trigger" event, such as a hurricane or an earthquake of a specific magnitude. In addition to the specified trigger events, event-linked bonds may expose the Trust to other risks, including but not limited to issuer (credit) default, adverse regulatory or jurisdictional interpretations and adverse tax consequences.

    The Trust's investments in certain foreign markets or countries with limited developing markets may subject the Trust to a greater degree of risk than in a developed market. These risks include disruptive political or economic conditions and the possible imposition of adverse governmental laws or currency exchange restrictions.

    The Trust is not limited in the percentage of its assets that may be invested in senior loans and other securities deemed to be illiquid. Illiquid securities may be difficult to sell at a fair price at times when the Trust believes it is desirable

50 Pioneer Floating Rate Trust | Annual Report | 11/30/13 to do so and their market price is generally more volatile than that of more liquid securities. Illiquid securities are also more difficult to value and investment of the Trust's assets in illiquid securities may restrict the Trust's ability to take advantage of market opportunities.

F.  Repurchase Agreements

    With respect to repurchase agreements entered into by the Trust, the value of the underlying securities (collateral), including accrued interest, is required to be equal to or in excess of the repurchase price. The collateral for all repurchase agreements is held in safekeeping in the customer-only account of the Trust's custodian or a sub-custodian of the Trust. PIM is responsible for determining that the value of the collateral remains at least equal to the repurchase price.

G.  Automatic Dividend Reinvestment Plan

    All common shareowners whose shares are registered in their own names automatically participate in the Automatic Dividend Reinvestment Plan (the
    Plan), under which participants receive all dividends and capital gain distributions (collectively, dividends) in full and fractional common shares of the Trust in lieu of cash. Shareowners may elect not to participate in the Plan. Shareowners not participating in the Plan receive all dividends and capital gain distributions in cash. Participation in the Plan is completely voluntary and may be terminated or resumed at any time without penalty by notifying American Stock Transfer & Trust Company, the agent for shareowners in administering the Plan (the Plan Agent), in writing prior to any dividend record date; otherwise such termination or resumption will be effective with respect to any subsequently declared dividend or other distribution.

    If a shareowner's shares are held in the name of a brokerage firm, bank or other nominee, the shareowner can ask the firm or nominee to participate in the Plan on the shareowner's behalf. If the firm or nominee does not offer the Plan, dividends will be paid in cash to the shareowner of record. A firm or nominee may reinvest a shareowner's cash dividends in common shares of the Trust on terms that differ from the terms of the Plan.

    Whenever the Trust declares a dividend on common shares payable in cash, participants in the Plan will receive the equivalent in common shares acquired by the Plan Agent either (i) through receipt of additional unissued but authorized common shares from the Trust or (ii) by purchase of outstanding common shares on the New York Stock Exchange or elsewhere. If, on the payment date for any dividend, the net asset value per common share is equal to or less than the market price per share plus estimated brokerage trading fees (market premium), the Plan Agent will invest the dividend amount in newly issued common shares. The number of newly issued common shares to be credited to each account will be determined by

                       Pioneer Floating Rate Trust | Annual Report | 11/30/13 51 dividing the dollar amount of the dividend by the net asset value per common share on the date the shares are issued, provided that the maximum discount from the then current market price per share on the date of issuance does not exceed 5%. If, on the payment date for any dividend, the net asset value per common share is greater than the market value (market discount), the Plan Agent will invest the dividend amount in common shares acquired in open-market purchases. There are no brokerage charges with respect to newly issued common shares. However, each participant will pay a pro rata share of brokerage trading fees incurred with respect to the Plan Agent's open-market purchases. Participating in the Plan does not relieve shareowners from any federal, state or local taxes which may be due on dividends paid in any taxable year. Shareowners holding Plan shares in a brokerage account may not be able to transfer the shares to another broker and continue to participate in the Plan.

2. Management Agreement

PIM, a wholly owned indirect subsidiary of UniCredit S.p.A. (UniCredit), manages the Trust's portfolio. Management fees payable under the Trust's Advisory Agreement with PIM are calculated daily at the annual rate of 0.70% of the Trust's average daily managed assets. "Managed assets" means (a) the total assets of the Trust, including any form of investment leverage, minus (b) all accrued liabilities incurred in the normal course of operations, which shall not include any liabilities or obligations attributable to investment leverage obtained through (i) indebtedness of any type (including, without limitation, borrowing through a credit facility or the issuance of debt securities), (ii) the issuance of preferred stock or other similar preference securities, and/or
(iii) any other means. For the year ended November 30, 2013, the net management fee was 0.70% of the Trust's average daily managed assets, which was equivalent to 1.09% of the Trust's average daily net assets.

In addition, under PIM's management and administration agreements, certain other services and costs are paid by PIM and reimbursed by the Trust. At November 30, 2013, $360,675 was payable to PIM related to management costs, administrative costs and certain other services is included in "Due to affiliates" and "Administration fee payable" on the Statement of Assets and Liabilities.

3. Transfer Agents

Pioneer Investment Management Shareholder Services, Inc. (PIMSS), a wholly owned indirect subsidiary of UniCredit, through a sub-transfer agency agreement with American Stock Transfer & Trust Company, provides substantially all transfer agent and shareowner services related to the Trust's common shares at negotiated rates.

52 Pioneer Floating Rate Trust | Annual Report | 11/30/13

In addition, the Trust reimburses PIMSS for out-of-pocket expenses incurred by PIMSS related to shareowner communications activities such as proxy and statement mailings and outgoing phone calls.

4. Expense Offset Arrangement

The Trust has entered into an arrangement with its custodian whereby credits realized as a result of uninvested cash balances are used to reduce a portion of the Trust's custodian expenses. For the year ended November 30, 2013, the Trust expenses were not reduced under such arrangement.

5. Forward Foreign Currency Contracts

At November 30, 2013, the Trust had entered into various forward foreign currency contracts that obligate the Trust to deliver or take delivery of currencies at specified future maturity dates. Alternatively, prior to the settlement date of a forward foreign currency contract, the Trust may close out such contract by entering into an offsetting contract. The average value of contracts open during the year ended November 30, 2013 was $191,977.

As of November 30, 2013, outstanding forward foreign currency contracts were as follows:

-----------------------------------------------------------------------------------------
                      Contracts       In                                     Net
                      to Receive/     Exchange     Settlement                Unrealized
 Currency             (Deliver)       for US$      Date         Value        Depreciation
-----------------------------------------------------------------------------------------
GBP
(Pound Sterling)      (395,876)       $(635,961)   2/6/14       $(647,493)   $(11,532)
=========================================================================================

6. Unfunded Loan Commitments

As of November 30, 2013, the Trust had no unfunded or bridge loan commitments.

7. Trust Shares

There are an unlimited number of common shares of beneficial interest authorized.

Transactions in common shares of beneficial interest for the year ended November 30, 2013 and November 30, 2012 were as follows:

------------------------------------------------------------------------------
                                                  11/30/13            11/30/12
------------------------------------------------------------------------------
Shares outstanding at beginning of year         24,705,145          24,640,650
Reinvestment of distributions                       33,029              64,495
------------------------------------------------------------------------------
   Shares outstanding at end of year            24,738,174          24,705,145
==============================================================================

The Trust may classify or reclassify any unissued common shares of beneficial interest into one or more series of preferred shares of beneficial interest. As of November 30, 2013, there were 7,298 AMPS as follows: Series M7-2,434, Series W7,-2,432 and Series TH7-2,432.



                       Pioneer Floating Rate Trust | Annual Report | 11/30/13 53

The Trust redeemed all outstanding Series M7 AMPS on December 3, 2013, all outstanding Series W7 AMPS on December 5, 2013 and all outstanding Series TH7 AMPS on December 6, 2013. See Note 9 for additional information.

As of November 30, 2013, dividends on Series M7, Series W7, and Series TH7, were cumulative at a rate which was to be reset every seven days based on the results of an auction. Since February 2008, the Trust's auctions related to the AMPS failed. Accordingly, the Trust paid the maximum dividend rate for each series, which was the greater of 125% of the one week LIBOR rate or the LIBOR rate plus a spread of 1.25%. Dividend rates on AMPS ranged from 1.627% to 1.700% during the year ended November 30, 2013.

The AMPS were redeemable at the option of the Trust, in whole or in part, on any dividend payment date at $25,000 per share plus any accumulated or unpaid dividends, whether or not declared. The AMPS were also subject to mandatory redemption at $25,000 per share plus any accumulated or unpaid dividends, whether or not declared, if certain requirements relating to the composition of the assets and liabilities of the Trust as set forth in the Statement of Preferences were not satisfied.

The holders of AMPS had voting rights equal to the holders of the Trust's common shares (one vote per share) and voted together with holders of the common shares as a single class. Holders of AMPS were also entitled to elect two of the Trust's Trustees. In addition, the Investment Company Act of 1940, as amended, required that along with approval by shareowners that might otherwise be required, the approval of the holders of a majority of any outstanding preferred shares, voting separately as a class, were required to (a) adopt any plan of reorganization that would adversely affect the preferred shares and
(b) take any action requiring a vote of security holders, including, among other things, changes in the Trust's subclassification as a closed-end management investment company or changes in its fundamental investment restrictions.



54 Pioneer Floating Rate Trust | Annual Report | 11/30/13

8.  Additional Disclosures about Derivative Instruments and Hedging Activities

Values of derivative instruments as of November 30, 2013 were as follows:

----------------------------------------------------------------------------------------------------
 Derivatives Not
 Accounted for as          Asset Derivatives        2013      Liabilities Derivatives      2013
 Hedging Instruments       -------------------------------------------------------------------------
 Under Accounting          Statement of                       Statement of
 Standards Codification    Assets and Liabilities             Assets and Liabilities
 (ASC) 815                 Location                 Value     Location                     Value
----------------------------------------------------------------------------------------------------
 Forward foreign           Net unrealized                     Net unrealized
  currency contracts       appreciation on                    depreciation on forward
                           forward foreign                    foreign currency contracts
                           currency contracts       $  --                                  $(11,532)
----------------------------------------------------------------------------------------------------
  Total                                                                                    $(11,532)
====================================================================================================

The effect of derivative instruments on the Statement of Operations for the year ended November 30, 2013 was as follows:

-----------------------------------------------------------------------------------------------------
                                                                                       Change in
                                                                                       Unrealized
 Derivatives Not                                                                       Appreciation
 Accounted for as                                                       Realized       or
 Hedging Instruments                                                    Gain or (Loss) (Depreciation)
 Under Accounting                                                       on Derivatives on Derivatives
 Codification             Location of Gain or (Loss) on                 Recognized     Recognized
 (ASC) 815                Derivatives Recognized in Income              in Income      in Income
-----------------------------------------------------------------------------------------------------
 Forward foreign          Net realized gain (loss) on forward           $(16,000)
  currency contracts      foreign currency contracts and other
                          assets and liabilities denominated
                          in foreign currencies

 Forward foreign          Change in net unrealized appreciation                         $(11,532)
  currency contracts      (depreciation) on forward foreign
                          currency contracts and other assets
                          and liabilities denominated in
                          foreign currencies

9. Subsequent Events

The Trust redeemed all of its outstanding auction market preferred shares ("AMPS") at the liquidation preference per share (sometimes referred to as "at par"), together with accrued and unpaid dividends, if any, as of the redemption date, as follows:

-----------------------------------------------------------------------------------
                                                 Liquidation    Accrual and Unpaid
              Shares         Redemption          Preference     Dividends
 Series       Outstanding    Date                Per Share      Paid Per Share
-----------------------------------------------------------------------------------
 M7           2,434          December 3, 2013    $25,000        $ --
 W7           2,432          December 5, 2013    $25,000        $ --
 TH7          2,432          December 6, 2013    $25,000        $ --

                       Pioneer Floating Rate Trust | Annual Report | 11/30/13 55

The Trust continues to employ financial leverage for investment purposes through a new Revolving Credit Facility with the Bank of Nova Scotia in the amount of $160,000,000. As of December 6, 2013, 48.7% of the Trust's total managed assets were financed by leverage through the Revolving Credit Facility compared with 36.1% of assets as of November 30, 2013. At this time, the refinancing is not expected to affect the Trust's monthly distribution rate per common share.

The Board of Trustees of the Trust declared on December, 3, 2013 a dividend from undistributed net investment income of $0.075 per common share payable December 19, 2013, to shareowners of record on December 3, 2013.

Additionally on December 3, 2013, the Board of Trustees of the Trust declared a dividend from an undistributed net investment income of $0.023 per common share payable December 30, 2013 to shareowners of record on December 18, 2013.

Subsequent to November 30, 2013, dividends declared and paid on preferred shares totaled $30,301 in aggregate for the outstanding preferred share series through January 14, 2013.

56 Pioneer Floating Rate Trust | Annual Report | 11/30/13

Report of Independent Registered Public Accounting Firm

To the Board of Trustees and the Shareowners of Pioneer Floating Rate Trust:
--------------------------------------------------------------------------------
We have audited the accompanying statement of assets and liabilities of Pioneer Floating Rate Trust (the "Trust"), including the schedule of investments, as of November 30, 2013, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Trust's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. We were not engaged to perform an audit of the Trust's internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Trust's internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of November 30, 2013, by correspondence with the custodian, brokers, and agent banks or by other appropriate auditing procedures where replies from brokers and agent banks were not received. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Pioneer Floating Rate Trust at November 30, 2013, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with U.S. generally accepted accounting principles.

                                                           /s/ Ernst & Young LLP

Boston, Massachusetts
January 24, 2014

                       Pioneer Floating Rate Trust | Annual Report | 11/30/13 57

ADDITIONAL INFORMATION (unaudited)

During the year, there have been no material changes in the Trust's investment objective or fundamental policies that have not been approved by the shareowners. There have been no changes in the Trust's charter or By-Laws that would delay or prevent a change in control of the Trust which has not been approved by the shareowners. During the year, there have been no changes in the principal risk factors associated with investment in the Trust. There were no changes in the persons who are primarily responsible for the day-to-day management of the Trust's portfolio.

Notice is hereby given in accordance with Section 23(c) of the Investment Company Act of 1940 that the Trust may purchase, from time to time, its common shares in the open market.

Results of Shareholder Meeting (unaudited)

At the annual meeting of shareowners held on September 24, 2013, shareowners of Pioneer Municipal High Income Trust were asked to consider the proposal described below. A report of the total votes cast by the Trust's shareholders follows:

Proposal 1 -- To elect Class I Trustees.

--------------------------------------------------------------------------------
Nominee                                 For                  Withheld
--------------------------------------------------------------------------------
Daniel K. Kingsbury                     22,026,035.000       747,686.000
David R. Bock*                               5,404.000           341.000

* Elected by preferred shares only.

58 Pioneer Floating Rate Trust | Annual Report | 11/30/13

Approval of Investment Advisory Agreement

Pioneer Investment Management, Inc. (PIM) serves as the investment adviser to Pioneer Floating Rate Trust (the Trust) pursuant to an investment advisory agreement between PIM and the Trust. In order for PIM to remain the investment adviser of the Trust, the Trustees of the Trust must determine annually whether to renew the investment advisory agreement for the Trust.

The contract review process began in March 2013 as the Trustees of the Trust agreed on, among other things, an overall approach and timeline for the process. In July 2013, the Trustees approved the format of the contract review materials and submitted their formal request to PIM to furnish information necessary to evaluate the terms of the investment advisory agreement. The contract review materials were provided to the Trustees in July 2013 and September 2013. After reviewing and discussing the materials, the Trustees submitted a request for additional information to PIM, and materials were provided in response to this request. Meetings of the Independent Trustees of the Trust were held in July, September, and November, 2013 to review and discuss the contract review materials. In addition, the Trustees took into account the information related to the Trust provided to the Trustees at each regularly scheduled meeting.

At a meeting held on November 12, 2013, based on their evaluation of the information provided by PIM and third parties, the Trustees of the Trust, including the Independent Trustees voting separately, unanimously approved the renewal of the investment advisory agreement for another year. In considering the renewal of the investment advisory agreement, the Trustees considered various factors that they determined were relevant, including the factors described below. In all quintile rankings referred to throughout this disclosure, first quintile is most favorable to the Trust's shareowners. Thus, highest relative performance would be first quintile and lowest relative expenses would also be first quintile. The Trustees did not identify any single factor as the controlling factor in determining to approve the renewal of the agreement.

Nature, Extent and Quality of Services

The Trustees considered the nature, extent and quality of the services that had been provided by PIM to the Trust, taking into account the investment objective and strategy of the Trust. The Trustees reviewed the terms of the investment advisory agreement. The Trustees also reviewed PIM's investment approach for the Trust and its research process. The Trustees considered the resources of PIM and the personnel of PIM who provide investment management services to the Trust. They also reviewed the amount of non-Trust assets managed by the portfolio manager of the Trust. The Trustees considered the non-investment resources and personnel of PIM involved in

                       Pioneer Floating Rate Trust | Annual Report | 11/30/13 59

PIM's services to the Trust, including PIM's compliance and legal resources and personnel. The Trustees noted the substantial attention and high priority given by PIM's senior management to the Pioneer fund complex.

The Trustees considered that PIM supervises and monitors the performance of the Trust's service providers and provides the Trust with personnel (including Trust officers) and other resources that are necessary for the Trust's business management and operations. The Trustees also considered that, as administrator, PIM is responsible for the administration of the Trust's business and other affairs. The Trustees considered the fees paid to PIM for the provision of administration services.

Based on these considerations, the Trustees concluded that the nature, extent and quality of services that had been provided by PIM to the Trust were satisfactory and consistent with the terms of the investment advisory agreement.

Performance of the Trust

The Trustees review the Trust's performance on a regular basis, based on analysis and data prepared by PIM for this purpose and discuss performance issues with PIM on an ongoing basis. For purposes of their contract renewal deliberations, the Trustees considered the performance results of the Trust over various time periods. They reviewed information comparing the Trust's performance with the performance of its peer group of funds as classified by Morningstar, Inc. (Morningstar), an independent provider of investment company data, and with the performance of the Trust's benchmark index. The Trustees considered that the Trust's annualized total return was in the second quintile of its Morningstar category for the one year period ended June 30, 2013, in the first quintile of its Morningstar category for the three year period ended June 30, 2013, and in the fourth quintile of its Morningstar category for the five year period ended June 30, 2013. The Trustees also considered that the Trust's yield (for the twelve months ended June 30, 2013) exceeded the yield of the Trust's benchmark index for the same period. The Trustees also reviewed data provided by PIM showing how leverage had benefited the Trust's common shareholders. The Trustees noted the discussions held throughout the year regarding the Trust's performance and confirmed that those discussions were factored into the Trustees' deliberations concerning the renewal of the advisory agreement. The Trustees indicated that they were satisfied with the discussions with PIM with respect to the Trust's performance.

60 Pioneer Floating Rate Trust | Annual Report | 11/30/13

Management Fee and Expenses

The Trustees considered information showing the fees and expenses of the Trust in comparison to the management fees and the expense ratios of a peer group of funds selected on the basis of criteria determined by the Independent Trustees for this purpose using data provided by Strategic Insight Mutual Fund Research and Consulting, LLC (Strategic Insight), an independent third party.

The Trustees considered that the Trust's management fee (based on managed assets) for the twelve months ended June 30, 2013 was in the second quintile relative to the management fees paid by other funds in its Strategic Insight peer group for the comparable period. The Trustees also considered that the Trust's expense ratio (based on managed assets) for the twelve months ended June 30, 2013 was in the first quintile relative to its Strategic Insight peer group for the comparable period.

The Trustees reviewed management fees charged by PIM and PIM's affiliate, Pioneer Institutional Asset Management, Inc. (together with PIM, "Pioneer") to institutional and other clients, including publicly offered European funds sponsored by affiliates of Pioneer, unaffiliated U.S. registered investment companies (in a sub-advisory capacity), and unaffiliated foreign and domestic separate accounts. The Trustees also considered PIM's costs in providing services to the Trust and Pioneer's costs in providing services to the other clients and considered the differences in management fees and profit margins for Trust and non-Trust services. In evaluating the fees associated with Pioneer's client accounts, the Trustees took into account the respective demands, resources and complexity associated with the Trust and client accounts. The Trustees noted that, in some instances, the fee rates for those clients were lower than the management fee for the Trust and considered that, under the investment advisory agreement with the Trust, PIM performs additional services for the Trust that it does not provide to those other clients or services that are broader in scope, including oversight of the Trust's other service providers and activities related to compliance and the extensive regulatory and tax regimes to which the Trust is subject. The Trustees also considered the different entrepreneurial risks associated with PIM's management of the Trust and Pioneer's management of the other client accounts. The Trustees concluded that the management fee payable by the Trust to PIM was reasonable in relation to the nature and quality of the services provided by PIM.

                       Pioneer Floating Rate Trust | Annual Report | 11/30/13 61

Profitability

The Trustees considered information provided by PIM regarding the profitability of PIM with respect to the advisory services provided by PIM to the Trust, including the methodology used by PIM in allocating certain of its costs to the management of the Trust. The Trustees also considered PIM's profit margin in connection with the overall operation of the Trust. They further reviewed the financial results realized by PIM and its affiliates from non-fund businesses. The Trustees considered PIM's profit margins with respect to the Trust in comparison to the limited industry data available and noted that the profitability of any adviser was affected by numerous factors, including its organizational structure and method for allocating expenses. The Trustees concluded that PIM's profitability with respect to the management of the Trust was not unreasonable.

Economies of Scale

The Trustees considered the extent to which PIM may realize economies of scale or other efficiencies in managing and supporting the Trust. Since the Trust is a closed-end fund that has not raised additional capital, the Trustees concluded that economies of scale were not a relevant consideration in the renewal of the investment advisory agreement.

Other Benefits

The Trustees considered the other benefits to PIM from its relationship with the Trust. The Trustees considered the character and amount of fees paid by the Trust, other than under the investment advisory agreement, for services provided by PIM and its affiliates. The Trustees further considered the revenues and profitability of PIM's businesses other than the fund business. The Trustees considered the intangible benefits to PIM by virtue of its relationship with the Trust and the other Pioneer funds. The Trustees concluded that the receipt of these benefits was reasonable in the context of the overall relationship between PIM and the Trust.

Conclusion

After consideration of the factors described above as well as other factors, the Trustees, including all of the Independent Trustees, concluded that the investment advisory agreement between PIM and the Trust, including the fees payable thereunder, was fair and reasonable and voted to approve the proposed renewal of the investment advisory agreement for the Trust.

62 Pioneer Floating Rate Trust | Annual Report | 11/30/13

Trustees, Officers and Service Providers

Investment Adviser
Pioneer Investment Management, Inc.

Custodian and Sub-Administrator
Brown Brothers Harriman & Co.

Independent Registered Public Accounting Firm
Ernst & Young LLP

Principal Underwriter
Pioneer Funds Distributor, Inc.

Legal Counsel
Bingham McCutchen LLP

Shareowner Services and Transfer Agent
Pioneer Investment Management Shareholder Services, Inc.

Proxy voting policies and procedures of the Funds are available without charge, upon request, by calling our toll free number (1-800-225-6292). Information regarding how the Funds voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is publicly available to share-owners at us.pioneerinvestments.com. This information is also available on the Securities and Exchange Commission's web site at www.sec.gov.

Trustees and Officers

The Trust's Trustees and Officers are listed on the following pages, together with their principal occupations during at least the past five years. Trustees who are interested persons of the Trust within the meaning of the 1940 Act are referred to as Interested Trustees. Trustees who are not interested persons of the Trust are referred to as Independent Trustees. Each of the Trustees serves as a trustee of each of the 54 U.S. registered investment portfolios for which Pioneer serves as investment adviser (the "Pioneer Funds"). The address for all Trustees and all officers of the Trust is 60 State Street, Boston, Massachusetts 02109.

The Statement of Additional Information of the Fund includes additional information about the Trustees and is available, without charge, upon request, by calling 1-800-225-6292.

                       Pioneer Floating Rate Trust | Annual Report | 11/30/13 63

Independent Trustees

------------------------------------------------------------------------------------------------------------------------------------
Name, Age and                  Term of Office and                                                     Other Directorships
Position Held with the Trust   Length of Service   Principal Occupation                               Held by Trustee
------------------------------------------------------------------------------------------------------------------------------------
Thomas J. Perna (63)           Class III Trustee   Chairman (2008 - present) and Chief Executive      Director, Broadridge
Chairman of the Board and      since 2006. Term    Officer (2008 - 2012), Quadriserv, Inc.            Financial Solutions, Inc.
Trustee                        expires in 2015.    (technology products for securities lending        (investor communications and
                                                   industry) (2008 - present); private investor       securities processing
                                                   (2004 - 2008); and Senior Executive Vice           provider for financial
                                                   President, The Bank of New York (financial and     services industry) (2009 -
                                                   securities services) (1986 - 2004)                 present); Director,
                                                                                                      Quadriserv, Inc. (2005 -
                                                                                                      present); and Commissioner,
                                                                                                      New Jersey State Civil
                                                                                                      Service Commission (2011 -
                                                                                                      present)
------------------------------------------------------------------------------------------------------------------------------------
David R. Bock (69)             Class I Trustee     Managing Partner, Federal City Capital Advisors    Director of Enterprise
Trustee                        since 2005. Term    (corporate advisory services company) (1997 -      Community Investment, Inc.
                               expires 2016.       2004 and 2008 - present); Interim Chief            (privately-held affordable
                                                   Executive Officer, Oxford Analytica, Inc.          housing finance company) (1985
                                                   (privately held research and consulting company)   - 2010); Director of Oxford
                                                   (2010); Executive Vice President and Chief         Analytica, Inc. (2008 -
                                                   Financial Officer, I-trax, Inc. (publicly traded   present); Director of The
                                                   health care services company) (2004 - 2007); and   Swiss Helvetia Fund, Inc.
                                                   Executive Vice President and Chief Financial       (closed-end fund) (2010 -
                                                   Officer, Pedestal Inc. (internet-based mortgage    present); and Director of New
                                                   trading company) (2000 - 2002)                     York Mortgage Trust (publicly
                                                                                                      traded mortgage REIT) (2004 -
                                                                                                      2009, 2012 - present)
------------------------------------------------------------------------------------------------------------------------------------
Benjamin M. Friedman (69)      Class II Trustee    William Joseph Maier Professor of Political        Trustee, Mellon Institutional
Trustee                        since 2008. Term    Economy, Harvard University (1972 - present)       Funds Investment Trust and
                               expires in 2014.                                                       Mellon Institutional Funds
                                                                                                      Master Portfolio (oversaw 17
                                                                                                      portfolios in fund complex)
                                                                                                      (1989-2008)
------------------------------------------------------------------------------------------------------------------------------------

64 Pioneer Floating Rate Trust | Annual Report | 11/30/13

------------------------------------------------------------------------------------------------------------------------------------
Name, Age and                  Term of Office and                                                      Other Directorships
Position Held with the Trust   Length of Service    Principal Occupation                               Held by Trustee
------------------------------------------------------------------------------------------------------------------------------------
Margaret B.W. Graham (66)      Class II Trustee     Founding Director, Vice President and Corporate    None
Trustee                        since 2003. Term     Secretary, The Winthrop Group, Inc. (consulting
                               expires in 2014.     firm) (1982-present); Desautels Faculty of
                                                    Management, McGill University (1999 - present);
                                                    and Manager of Research Operations and
                                                    Organizational Learning, Xerox PARC, Xerox's
                                                    advance research center (1990-1994)
------------------------------------------------------------------------------------------------------------------------------------
Marguerite A. Piret (65)       Class III Trustee    President and Chief Executive Officer, Newbury,    Director of New America High
Trustee                        since 2003. Term     Piret & Company, Inc. (investment banking firm)    Income Fund, Inc. (closed-end
                               expires in 2015.     (1981 - present)                                   investment company) (2004 -
                                                                                                       present); and member, Board
                                                                                                       of Governors, Investment
                                                                                                       Company Institute (2000 -
                                                                                                       2006)
------------------------------------------------------------------------------------------------------------------------------------

                       Pioneer Floating Rate Trust | Annual Report | 11/30/13 65

Interested Trustees

------------------------------------------------------------------------------------------------------------------------------------
Name, Age and                   Term of Office and                                                            Other Directorships
Position Held with the Trust    Length of Service       Principal Occupation                                  Held by Trustee
------------------------------------------------------------------------------------------------------------------------------------
Daniel K. Kingsbury (55)*,+     Class II Trustee        Director, CEO and President of PIM-USA (since         None
Trustee and Executive           from 2007-2013.         February 2007); Director and President of Pioneer
Vice President                  Class III Trustee       and Pioneer Institutional Asset Management, Inc.
                                since 2013. Term        (since February 2007); Executive Vice President of
                                expires in 2016.        all of the Pioneer Funds (since March 2007);
                                                        Director of PGAM (2007 - 2010); Head of New Europe
                                                        Division, PGAM (2000 - 2005); Head of New Markets
                                                        Division, PGAM (2005 - 2007)
------------------------------------------------------------------------------------------------------------------------------------

* Mr. Kingsbury is an Interested Trustee because he is an officer or director of the Trust's investment adviser and certain of its affiliates.

+ Mr. Kingsbury became President and Chief Executive Officer of the Trust effective January 1, 2014.

66 Pioneer Floating Rate Trust | Annual Report | 11/30/13

Fund Officers

------------------------------------------------------------------------------------------------------------------------------------
Name, Age and                   Term of Office and                                                            Other Directorships
Position Held with the Trust    Length of Service       Principal Occupation                                  Held by Officer
------------------------------------------------------------------------------------------------------------------------------------
Daniel K. Kingsbury (87)++       Since 2003. Serves      President of all the Pioneer Funds; Non-Executive     None
President and Chief             at the discretion of    Chairman and a director of Pioneer Investment
Executive Officer of the        the Board.              Management USA Inc. ("PIM-USA") (until November
Trust***                                                2013); Chairman and a director of Pioneer; Chairman
                                                        and Director of Pioneer Institutional Asset
                                                        Management, Inc. (until November 2013); Director of
                                                        Pioneer Alternative Investment Management Limited
                                                        (Dublin) (until October 2011); President and a
                                                        director of Pioneer Alternative Investment
                                                        Management (Bermuda) Limited and affiliated funds
                                                        (until November 2013); Deputy Chairman and a
                                                        director of Pioneer Global Asset Management S.p.A.
                                                        ("PGAM") (until April 2010); Director of Nano-C,
                                                        Inc. (since 2003); Director of Cole Management Inc.
                                                        (2004 - 2011); Director of Fiduciary Counseling,
                                                        Inc. (until December 2011); Trustee of all of the
                                                        Pioneer Funds (until November 2013); and Retired
                                                        Partner, Wilmer Cutler Pickering Hale and Dorr LLP
------------------------------------------------------------------------------------------------------------------------------------
Christopher J. Kelley (48)      Since 2003. Serves      Vice President and Associate General Counsel of       None
Secretary                       at the discretion of    Pioneer since January 2008 and Secretary of all of
                                the Board.              the Pioneer Funds since June 2010; Assistant
                                                        Secretary of the Pioneer Funds from September 2003
                                                        to May 2010; and Vice President and Senior Counsel
                                                        of Pioneer from July 2002 to December 2007
------------------------------------------------------------------------------------------------------------------------------------
Carol B. Hannigan (52)          Since 2010. Serves      Fund Governance Director of Pioneer since December    None
Assistant Secretary             at the discretion of    2006 and Assistant Secretary of all the Pioneer
                                the Board.              Funds since June 2010; Manager - Fund Governance of
                                                        Pioneer from December 2003 to November 2006; and
                                                        Senior Paralegal of Pioneer from January 2000 to
                                                        November 2003
------------------------------------------------------------------------------------------------------------------------------------
Thomas Reyes (50)               Since 2010. Serves      Counsel of Pioneer since June 2007 and Assistant      None
Assistant Secretary             at the discretion of    Secretary of all the Pioneer Funds since June 2010;
                                the Board.              and Vice President and Counsel at State Street Bank
                                                        from October 2004 to June 2007
------------------------------------------------------------------------------------------------------------------------------------
Mark E. Bradley (53)            Since 2008. Serves      Vice President - Fund Treasury of Pioneer;            None
Treasurer and Chief             at the discretion of    Treasurer of all of the Pioneer Funds since March
Financial and Accounting        the Board.              2008; Deputy Treasurer of Pioneer from March 2004
Officer of the Trust                                    to February 2008; and Assistant Treasurer of all of
                                                        the Pioneer Funds from March 2004 to February 2008
------------------------------------------------------------------------------------------------------------------------------------

++  Mr. Cogan resigned as a Trustee of the Trust effective September 24, 2013.

*** Mr. Cogan resigned as President and Chief Executive Officer of the Trust effective January 1, 2014.

                       Pioneer Floating Rate Trust | Annual Report | 11/30/13 67

------------------------------------------------------------------------------------------------------------------------------------
Name, Age and                   Term of Office and                                                            Other Directorships
Position Held with the Trust    Length of Service       Principal Occupation                                  Held by Officer
------------------------------------------------------------------------------------------------------------------------------------
Luis I. Presutti (48)           Since 2003. Serves      Assistant Vice President - Fund Treasury of           None
Assistant Treasurer             at the discretion of    Pioneer; and Assistant Treasurer of all of the
                                the Board.              Pioneer Funds
------------------------------------------------------------------------------------------------------------------------------------
Gary Sullivan (55)              Since 2003. Serves      Fund Accounting Manager - Fund Treasury of Pioneer;   None
Assistant Treasurer             at the discretion of    and Assistant Treasurer of all of the Pioneer Funds
                                the Board.
------------------------------------------------------------------------------------------------------------------------------------
David F. Johnson (33)           Since 2009. Serves      Fund Administration Manager - Fund Treasury of        None
Assistant Treasurer             at the discretion of    Pioneer since November 2008; Assistant Treasurer of
                                the Board.              all of the Pioneer Funds since January 2009; and
                                                        Client Service Manager - Institutional Investor
                                                        Services at State Street Bank from March 2003 to
                                                        March 2007
------------------------------------------------------------------------------------------------------------------------------------
Jean M. Bradley (61)            Since 2010. Serves      Chief Compliance Officer of Pioneer and of all the    None
Chief Compliance Officer        at the discretion of    Pioneer Funds since March 2010; Director of Adviser
                                the Board.              and Portfolio Compliance at Pioneer since October
                                                        2005; and Senior Compliance Officer for Columbia
                                                        Management Advisers, Inc. from October 2003 to
                                                        October 2005
------------------------------------------------------------------------------------------------------------------------------------
Kelly O'Donnell (42)            Since 2006. Serves      Director--Transfer Agency Compliance of Pioneer and    None
Anti-Money Laundering           at the discretion of    Anti-Money Laundering Officer of all the Pioneer
Officer                         the Board.              Funds since 2006
------------------------------------------------------------------------------------------------------------------------------------

68 Pioneer Floating Rate Trust | Annual Report | 11/30/13

How to Contact Pioneer

We are pleased to offer a variety of convenient ways for you to contact us for assistance or information.

You can call American Stock Transfer & Trust Company (AST) for:
--------------------------------------------------------------------------------
Account Information                                      1-800-710-0935

Or write to AST:
--------------------------------------------------------------------------------
For                                                      Write to

General inquiries, lost dividend checks,                 American Stock
change of address, lost stock certificates,              Transfer & Trust
stock transfer                                           Operations Center
                                                         6201 15th Ave.
                                                         Brooklyn, NY 11219

Dividend reinvestment plan (DRIP)                        American Stock
                                                         Transfer & Trust
                                                         Wall Street Station
                                                         P.O. Box 922
                                                         New York, NY 10269-0560

Website www.amstock.com

For additional information, please contact your investment advisor or visit our web site us.pioneerinvestments.com.

The Trust files a complete schedule of investments with the Securities and Exchange Commission for the first and third quarters for each fiscal year on Form N-Q. Shareowners may view the filed Form N-Q by visiting the Commission's web site at www.sec.gov. The filed form may also be viewed and copied at the Commission's Public Reference Room in Washington, DC. Information regarding the operations of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

[LOGO] PIONEER
       Investments(R)

Pioneer Investment Management, Inc.
60 State Street
Boston, MA 02109

us.pioneerinvestments.com

Securities offered through Pioneer Funds Distributor, Inc.
60 State Street, Boston, MA 02109
Underwriter of Pioneer Mutual Funds, Member SIPC
(C) 2014 Pioneer Investments 19447-07-0114

ITEM 2. CODE OF ETHICS.

(a) Disclose whether, as of the end of the period covered by the report, the registrant has adopted a code of ethics that applies to the registrant's principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party. If the registrant has not adopted such a code of ethics, explain why it has not done so.

The registrant has adopted, as of the end of the period covered by this report, a code of ethics that applies to the registrant's principal executive officer, principal financial officer, principal accounting officer and controller.

(b) For purposes of this Item, the term "code of ethics" means written standards that are reasonably designed to deter wrongdoing and to promote:

        (1) Honest and ethical conduct, including the ethical handling of actual or apparent conflicts of interest between personal and professional relationships;

        (2) Full, fair, accurate, timely, and understandable disclosure in reports and documents that a registrant files with, or submits to, the Commission and in other public communications made by the registrant;

        (3) Compliance with applicable governmental laws, rules, and regulations;

        (4) The prompt internal reporting of violations of the code to an appropriate person or persons identified in the code; and

        (5) Accountability for adherence to the code.

(c) The registrant must briefly describe the nature of any amendment, during the period covered by the report, to a provision of its code of ethics that applies to the registrant's principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party, and that relates to any element of the code of ethics definition enumerated in paragraph (b) of this Item. The registrant must file a copy of any such amendment as an exhibit pursuant to Item 10(a), unless the registrant has elected to satisfy paragraph (f) of this Item by posting its code of ethics on its website pursuant to paragraph (f)(2) of this Item, or by undertaking to provide its code of ethics to any person without charge, upon request, pursuant to paragraph (f)(3) of this Item.

The registrant has made no amendments to the code of ethics during the period covered by this report.

(d) If the registrant has, during the period covered by the report, granted a waiver, including an implicit waiver, from a provision of the code of ethics to the registrant's principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party, that relates to one or more of the items set forth in paragraph (b) of this Item, the registrant must briefly describe the nature of the waiver, the name of the person to whom the waiver was granted, and the date of the waiver.

Not applicable.

(e) If the registrant intends to satisfy the disclosure requirement under paragraph (c) or (d) of this Item regarding an amendment to, or a waiver from, a provision of its code of ethics that applies to the registrant's principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions and that relates to any element of the code of ethics definition enumerated in paragraph (b) of this Item by posting such information on its Internet website, disclose the registrant's Internet address and such intention.

Not applicable.

(f) The registrant must:

        (1) File with the Commission, pursuant to Item 12(a)(1), a copy of its code of ethics that applies to the registrant's principal executive officer,principal financial officer, principal accounting officer or controller, or persons performing similar functions, as an exhibit to its annual report on this Form N-CSR (see attachment);

        (2) Post the text of such code of ethics on its Internet website and disclose, in its most recent report on this Form N-CSR, its Internet address and the fact that it has posted such code of ethics on its Internet website; or

        (3) Undertake in its most recent report on this Form N-CSR to provide to any person without charge, upon request, a copy of such code of ethics and explain the manner in which such request may be made.
	See Item 10(2)

ITEM 3. AUDIT COMMITTEE FINANCIAL EXPERT.

(a) (1) Disclose that the registrant's board of trustees has determined that the registrant either:

    (i) Has at least one audit committee financial expert serving on its audit committee; or

    (ii) Does not have an audit committee financial expert serving on its audit committee.

The registrant's Board of Trustees has determined that the registrant has at least one audit committee financial expert.

    (2) If the registrant provides the disclosure required by paragraph
(a)(1)(i) of this Item, it must disclose the name of the audit committee financial expert and whether that person is "independent." In order to be considered "independent" for purposes of this Item, a member of an audit committee may not, other than in his or her capacity as a member of the audit committee, the board of trustees, or any other board committee:

    (i) Accept directly or indirectly any consulting, advisory, or other compensatory fee from the issuer; or

    (ii) Be an "interested person" of the investment company as defined in
         Section 2(a)(19) of the Act (15 U.S.C. 80a-2(a)(19)).

Ms. Marguerite A. Piret, an independent trustee, is such an audit committee financial expert.

    (3) If the registrant provides the disclosure required by paragraph (a)(1)
(ii) of this Item, it must explain why it does not have an audit committee financial expert.

Not applicable.


ITEM 4. PRINCIPAL ACCOUNTANT FEES AND SERVICES.

(a) Disclose, under the caption AUDIT FEES, the aggregate fees billed for each of the last two fiscal years for professional services rendered by the principal accountant for the audit of the registrant's annual financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements for those fiscal years.

Pioneer Floating Rate Trust:
Fees for audit services provided to the Fund, including fees associated with the filings of its Form N-1A, totaled approximately $59,120 in 2013 and approximately $64,476 in 2012.

(b) Disclose, under the caption AUDIT-RELATED FEES, the aggregate fees billed in each of the last two fiscal years for assurance and related services by the principal accountant that are reasonably related to the performance of the audit of the registrant's financial statements and are not reported under paragraph (a) of this Item. Registrants shall describe the nature of the services comprising the fees disclosed under this category.

Pioneer Floating Rate Trust:
Audit-Related Fees
Audit related fees for the Fund's audit related services totaled approximately $9,650 and $9,652 in 2013 and 2012, respectively.

(c) Disclose, under the caption TAX FEES, the aggregate fees billed in each of the last two fiscal years for professional services rendered by the principal accountant for tax compliance, tax advice, and tax planning. Registrants shall describe the nature of the services comprising the fees disclosed under this category.

Pioneer Floating Rate Trust:
Fees for tax compliance services, primarily for tax returns, totaled $8,131 in 2013 and $8,290 in 2012.

(d) Disclose, under the caption ALL OTHER FEES, the aggregate fees billed in each of the last two fiscal years for products and services provided by the principal accountant, other than the services reported in paragraphs (a) through
(c) of this Item. Registrants shall describe the nature of the services comprising the fees disclosed under this category.

Pioneer Floating Rate Trust:
Other Fees
Audit related fees for the Fund's audit related services totaled approximately $9,650 and $9,652 in 2013 and 2012, respectively.

(e) (1) Disclose the audit committee's pre-approval policies and procedures described in paragraph (c)(7) of Rule 2-01 of Regulation S-X.

 PIONEER FUNDS
            APPROVAL OF AUDIT, AUDIT-RELATED, TAX AND OTHER SERVICES
                       PROVIDED BY THE INDEPENDENT AUDITOR

                  SECTION I - POLICY PURPOSE AND APPLICABILITY

The Pioneer Funds recognize the importance of maintaining the independence of their outside auditors. Maintaining independence is a shared responsibility involving Pioneer Investment Management, Inc ("PIM"), the audit committee and the independent auditors.

The Funds recognize that a Fund's independent auditors: 1) possess knowledge of the Funds, 2) are able to incorporate certain services into the scope of the audit, thereby avoiding redundant work, cost and disruption of Fund personnel and processes, and 3) have expertise that has value to the Funds. As a result, there are situations where it is desirable to use the Fund's independent auditors for services in addition to the annual audit and where the potential for conflicts of interests are minimal. Consequently, this policy, which is intended to comply with Rule 210.2-01(C)(7), sets forth guidelines and procedures to be followed by the Funds when retaining the independent audit firm to perform audit, audit-related tax and other services under those circumstances, while also maintaining independence.

Approval of a service in accordance with this policy for a Fund shall also constitute approval for any other Fund whose pre-approval is required pursuant to Rule 210.2-01(c)(7)(ii).

In addition to the procedures set forth in this policy, any non-audit services that may be provided consistently with Rule 210.2-01 may be approved by the Audit Committee itself and any pre-approval that may be waived in accordance with Rule 210.2-01(c)(7)(i)(C) is hereby waived.

Selection of a Fund's independent auditors and their compensation shall be determined by the Audit Committee and shall not be subject to this policy.

                               SECTION II - POLICY

---------------- -------------------------------- -------------------------------------------------
SERVICE           SERVICE CATEGORY DESCRIPTION      SPECIFIC PRE-APPROVED SERVICE SUBCATEGORIES
CATEGORY
---------------- -------------------------------- -------------------------------------------------
I.  AUDIT        Services that are directly       o Accounting research assistance
SERVICES         related to performing the        o SEC consultation, registration
                 independent audit of the Funds     statements, and reporting
                                                  o Tax accrual related matters
                                                  o Implementation of new accounting
                                                    standards
                                                  o Compliance letters (e.g. rating agency
                                                    letters)
                                                  o Regulatory reviews and assistance
                                                    regarding financial matters
                                                  o Semi-annual reviews (if requested)
                                                  o Comfort letters for closed end
                                                    offerings
---------------- -------------------------------- -------------------------------------------------
II.              Services which are not           o AICPA attest and agreed-upon procedures
AUDIT-RELATED    prohibited under Rule            o Technology control assessments
SERVICES         210.2-01(C)(4) (the "Rule")      o Financial reporting control assessments
                 and are related extensions of    o Enterprise security architecture
                 the audit services support the     assessment
                 audit, or use the
                 knowledge/expertise gained
                 from the audit procedures as a
                 foundation to complete the
                 project.  In most cases, if
                 the Audit-Related Services are
                 not performed by the Audit
                 firm, the scope of the Audit
                 Services would likely
                 increase.  The Services are
                 typically well-defined and
                 governed by accounting
                 professional standards (AICPA,
                 SEC, etc.)
---------------- -------------------------------- -------------------------------------------------
 ------------------------------------- ------------------------------------
   AUDIT COMMITTEE APPROVAL POLICY               AUDIT COMMITTEE
                                                REPORTING POLICY
 ------------------------------------- ------------------------------------
 o "One-time" pre-approval             o A summary of all such
   for the audit period for all          services and related fees
   pre-approved specific service         reported at each regularly
   subcategories.  Approval of the       scheduled Audit Committee
   independent auditors as               meeting.
   auditors for a Fund shall
   constitute pre approval for
   these services.
 ------------------------------------- ------------------------------------
 o "One-time" pre-approval             o A summary of all such
   for the fund fiscal year within       services and related fees
   a specified dollar limit              (including comparison to
   for all pre-approved                  specified dollar limits)
   specific service subcategories        reported quarterly.

 o Specific approval is
   needed to exceed the
   pre-approved dollar limit for
   these services (see general
   Audit Committee approval policy
   below for details on obtaining
   specific approvals)

 o Specific approval is
   needed to use the Fund's
   auditors for Audit-Related
   Services not denoted as
   "pre-approved", or
   to add a specific service
   subcategory as "pre-approved"
 ------------------------------------- ------------------------------------

                     SECTION III - POLICY DETAIL, CONTINUED

----------------------- --------------------------- -----------------------------------------------
   SERVICE CATEGORY          SERVICE CATEGORY        SPECIFIC PRE-APPROVED SERVICE SUBCATEGORIES
                               DESCRIPTION
----------------------- --------------------------- -----------------------------------------------
III. TAX SERVICES       Services which are not      o Tax planning and support
                        prohibited by the Rule,     o Tax controversy assistance
                        if an officer of the Fund   o Tax compliance, tax returns, excise
                        determines that using the     tax returns and support
                        Fund's auditor to provide   o Tax opinions
                        these services creates
                        significant synergy in
                        the form of efficiency,
                        minimized disruption, or
                        the ability to maintain a
                        desired level of
                        confidentiality.
----------------------- --------------------------- -----------------------------------------------

------------------------------------- -------------------------
  AUDIT COMMITTEE APPROVAL POLICY         AUDIT COMMITTEE
                                          REPORTING POLICY
------------------------------------- -------------------------
------------------------------------- -------------------------
o "One-time" pre-approval             o A summary of
  for the fund fiscal  year             all such services and
  within a specified dollar limit       related fees
  				        (including comparison
  			                to specified dollar
  			                limits) reported
  			                quarterly.

o Specific approval is
  needed to exceed the
  pre-approved dollar limits for
  these services (see general
  Audit Committee approval policy
  below for details on obtaining
  specific approvals)

o Specific approval is
  needed to use the Fund's
  auditors for tax services not
  denoted as pre-approved, or to add a specific
  service subcategory as
  "pre-approved"
------------------------------------- -------------------------

                     SECTION III - POLICY DETAIL, CONTINUED

----------------------- --------------------------- -----------------------------------------------
   SERVICE CATEGORY          SERVICE CATEGORY        SPECIFIC PRE-APPROVED SERVICE SUBCATEGORIES
                               DESCRIPTION
----------------------- --------------------------- -----------------------------------------------
IV.  OTHER SERVICES     Services which are not      o Business Risk Management support
                        prohibited by the Rule,     o Other control and regulatory
A. SYNERGISTIC,         if an officer of the Fund     compliance projects
UNIQUE QUALIFICATIONS   determines that using the
                        Fund's auditor to provide
                        these services creates
                        significant synergy in
                        the form of efficiency,
                        minimized disruption,
                        the ability to maintain a
                        desired level of
                        confidentiality, or where
                        the Fund's auditors
                        posses unique or superior
                        qualifications to provide
                        these services, resulting
                        in superior value and
                        results for the Fund.
----------------------- --------------------------- -----------------------------------------------
--------------------------------------- ------------------------
    AUDIT COMMITTEE APPROVAL POLICY         AUDIT COMMITTEE
                                            REPORTING POLICY
------------------------------------- --------------------------
o "One-time" pre-approval             o A summary of
  for the fund fiscal year within       all such services and
  a specified dollar limit              related fees
  			               (including comparison
  			                to specified dollar
  				        limits) reported
                                        quarterly.
o Specific approval is
  needed to exceed the
  pre-approved dollar limits for
  these services (see general
  Audit Committee approval policy
  below for details on obtaining
  specific approvals)

o Specific approval is
  needed to use the Fund's
  auditors for "Synergistic" or
  "Unique Qualifications" Other
  Services not denoted as
  pre-approved to the left, or to
  add a specific service
  subcategory as "pre-approved"
------------------------------------- --------------------------

                     SECTION III - POLICY DETAIL, CONTINUED

----------------------- ------------------------- -----------------------------------------------
   SERVICE CATEGORY         SERVICE CATEGORY        SPECIFIC PROHIBITED SERVICE SUBCATEGORIES
                              DESCRIPTION
----------------------- ------------------------- -----------------------------------------------
PROHIBITED  SERVICES    Services which result     1. Bookkeeping or other services
                        in the auditors losing       related to the accounting records or
                        independence status          financial statements of the audit
                        under the Rule.              client*
                                                  2. Financial information systems design
                                                     and implementation*
                                                  3. Appraisal or valuation services,
                                                     fairness* opinions, or
                                                     contribution-in-kind reports
                                                  4. Actuarial services (i.e., setting
                                                     actuarial reserves versus actuarial
                                                     audit work)*
                                                  5. Internal audit outsourcing services*
                                                  6. Management functions or human
                                                     resources
                                                  7. Broker or dealer, investment
                                                     advisor, or investment banking services
                                                  8. Legal services and expert services
                                                     unrelated to the audit
                                                  9. Any other service that the Public
                                                     Company Accounting Oversight Board
                                                     determines, by regulation, is
                                                     impermissible
----------------------- ------------------------- -----------------------------------------------
------------------------------------------- ------------------------------
     AUDIT COMMITTEE APPROVAL POLICY               AUDIT COMMITTEE
                                                  REPORTING POLICY
------------------------------------------- ------------------------------
o These services are not to be              o A summary of all
  performed with the exception of the(*)      services and related
  services that may be permitted              fees reported at each
  if they would not be subject to audit       regularly scheduled
  procedures at the audit client (as          Audit Committee meeting
  defined in rule 2-01(f)(4)) level           will serve as continual
  the firm providing the service.             confirmation that has
  				              not provided any
                                              restricted services.
------------------------------------------- ------------------------------

--------------------------------------------------------------------------------
GENERAL AUDIT COMMITTEE APPROVAL POLICY:
o For all projects, the officers of the Funds and the Fund's auditors will each make an assessment to determine that any proposed projects will not impair independence.

o Potential services will be classified into the four non-restricted service categories and the "Approval of Audit, Audit-Related, Tax and Other Services" Policy above will be applied. Any services outside the specific pre-approved service subcategories set forth above must be specifically approved by the Audit Committee.

o At least quarterly, the Audit Committee shall review a report summarizing the services by service category, including fees, provided by the Audit firm as set forth in the above policy.

--------------------------------------------------------------------------------


    (2) Disclose the percentage of services described in each of paragraphs (b) through (d) of this Item that were approved by the audit committee pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X.

Non-Audit Services
Beginning with non-audit service contracts entered into on or after May 6, 2003, the effective date of the new SEC pre-approval rules, the Fund's audit committee is required to pre-approve services to affiliates defined by SEC rules to the extent that the services are determined to have a direct impact on the operations or financial reporting of the Fund. For the years ended November 30, 2013 and 2012, there were no services provided to an affiliate that required the Fund's audit committee pre-approval.


(f) If greater than 50 percent, disclose the percentage of hours expended on the principal accountants engagement to audit the registrant's financial statements for the most recent fiscal year that were attributed to work performed by persons other than the principal accountant's full-time, permanent employees.

N/A

(g) Disclose the aggregate non-audit fees billed by the registrants accountant for services rendered to the registrant, and rendered to the registrants investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant for each of the last two fiscal years of the registrant.

The aggregate non-audit fees for the Fund and affiliates, as previously defined, totaled approximately
$17,781 in 2013 and $17,942 in 2012.

(h) Disclose whether the registrants audit committee of the board of trustees has considered whether the provision of non-audit services that were rendered to the registrants investment adviser (not including any subadviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X is compatible with maintaining the principal accountant's independence.

The Fund's audit committee of the Board of Trustees has considered whether the provision of non-audit services that were rendered to the Affiliates (as defined) that were not pre- approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X is compatible with maintaining the principal accountant's independence.

ITEM 5. AUDIT COMMITTEE OF LISTED REGISTRANTS

(a) If the registrant is a listed issuer as defined in Rule 10A-3 under the Exchange Act (17 CFR 240.10A-3), state whether or not the registrant has a separately-designated standing audit committee established in accordance with Section 3(a)(58)(A) of the Exchange Act (15 U.S.C. 78c(a)(58)(A)).
If the registrant has such a committee, however designated, identify each committee member. If the entire board of directors is acting as the registrant's audit committee as specified in
Section 3(a)(58)(B) of the Exchange Act (15 U.S.C. 78c(a)(58)(B)), so state.

N/A

(b) If applicable, provide the disclosure required by Rule 10A-3(d) under the Exchange Act (17 CFR 240.10A-3(d)) regarding an exemption from the listing standards for audit committees.

N/A

ITEM 6. SCHEDULE OF INVESTMENTS.

File Schedule of Investments in securities of unaffiliated issuers as of the close of the reporting period as set forth in 210.1212 of Regulation S-X [17 CFR 210.12-12], unless the schedule is included as part of the report to shareholders filed under Item
1 of this Form.

Included in Item 1


ITEM 7. DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR
CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

A closed-end management investment company that is filing an annual report on this Form N-CSR must, unless it invests exclusively in non-voting securities, describe the policies and procedures that it uses to determine how to vote proxies relating to portfolio securities, including the procedures that the company uses when a vote presents a conflict between the interests of its shareholders, on the one hand, and those of the company's investment adviser; principal underwriter; or any affiliated person (as defined in Section 2(a)(3) of the Investment Company Act of 1940 (15 U.S.C. 80a-2(a)(3)) and the rules thereunder) of the company, its investment adviser, or its principal underwriter, on the other. Include any policies and procedures of the company's investment adviser, or any other third party, that the company uses, or that are used on the company's behalf, to determine how to vote proxies relating to portfolio securities.

Proxy Voting Policies and Procedures of
                       Pioneer Investment Management, Inc.

                            VERSION DATED July, 2004

                                    Overview

   Pioneer Investment Management, Inc. ("Pioneer") is a fiduciary that owes each of its client's duties of care and loyalty with respect to all services undertaken on the client's behalf, including proxy voting. When Pioneer has been delegated proxy-voting authority for a client, the duty of care requires Pioneer to monitor corporate events and to vote the proxies. To satisfy its duty of loyalty, Pioneer must place its client's interests ahead of its own and must cast proxy votes in a manner consistent with the best interest of its clients. Pioneer will vote all proxies presented in a timely manner.

   The Proxy Voting Policies and Procedures are designed to complement Pioneer's investment policies and procedures regarding its general responsibility to monitor the performance and/or corporate events of companies that are issuers of securities held in accounts managed by Pioneer. Pioneer's Proxy Voting Policies summarize Pioneer's position on a number of issues solicited by companies held by Pioneer's clients. The policies are guidelines that provide a general indication on how Pioneer would vote but do not include all potential voting scenarios.

   Pioneer's Proxy Voting Procedures detail monitoring of voting, exception votes, and review of conflicts of interest and ensure that case-by-case votes are handled within the context of the overall guidelines (i.e. best interest of client). The overriding goal is that all proxies for US and non-US companies that are received promptly will be voted in accordance with Pioneer's policies or specific client instructions. All shares in a company held by Pioneer-managed accounts will be voted alike, unless a client has given us specific voting instructions on an issue or has not delegated authority to us or the Proxy Voting Oversight Group determines that the circumstances justify a different approach.

   Pioneer does not delegate the authority to vote proxies relating to its clients to any of its affiliates, which include other subsidiaries of UniCredito.

   Any questions about these policies and procedures should be directed to the Proxy Coordinator.

                             Proxy Voting Procedures

   Proxy Voting Service
   Pioneer has engaged an independent proxy voting service to assist in the voting of proxies. The proxy voting service works with custodians to ensure that all proxy materials are received by the custodians and are processed in a timely fashion. To the extent applicable, the proxy voting service votes all proxies in accordance with the proxy voting policies established by Pioneer. The proxy voting service will refer proxy questions to the Proxy Coordinator (described below) for instructions under circumstances where: (1) the application of the proxy voting guidelines is unclear; (2) a particular proxy question is not covered by the guidelines; or (3) the guidelines call for specific instructions on a case-by-case basis. The proxy voting service is also requested to call to the Proxy Coordinator's attention specific proxy questions that, while governed by a guideline, appear to involve unusual or controversial issues. Pioneer reserves the right to attend a meeting in person and may do so when it determines that the company or the matters to be voted on at the meeting are strategically important to its clients.

   Proxy Coordinator
   Pioneer's Director of Investment Operations (the "Proxy Coordinator") coordinates the voting, procedures and reporting of proxies on behalf of Pioneer's clients. The Proxy Coordinator will deal directly with the proxy voting service and, in the case of proxy questions referred by the proxy voting service, will solicit voting recommendations and instructions from the Director of Portfolio Management US or, to the extent applicable, investment sub-advisers. The Proxy Coordinator is responsible for ensuring that these questions and referrals are responded to in a timely fashion and for transmitting appropriate voting instructions to the proxy voting service. The Proxy Coordinator is responsible for verifying with the Compliance Department whether Pioneer's voting power is subject to any limitations or guidelines issued by the client (or in the case of an employee benefit plan, the plan's trustee or other fiduciaries).

   Referral Items
   From time to time, the proxy voting service will refer proxy questions to the Proxy Coordinator that are described by Pioneer's policy as to be voted on a case-by-case basis, that are not covered by Pioneer's guidelines or where Pioneer's guidelines may be unclear with respect to the matter to be voted on. Under such certain circumstances, the Proxy Coordinator will seek a written voting recommendation from the Director of Portfolio Management US. Any such recommendation will include: (i) the manner in which the proxies should be voted; (ii) the rationale underlying any such decision; and (iii) the disclosure of any contacts or communications made between Pioneer and any outside parties concerning the proxy proposal prior to the time that the voting instructions are provided. In addition, the Proxy Coordinator will ask the Compliance Department to review the question for any actual or apparent conflicts of interest as described below under "Conflicts of

   Interest." The Compliance Department will provide a "Conflicts of Interest Report," applying the criteria set forth below under "Conflicts of Interest," to the Proxy Coordinator summarizing the results of its review. In the absence of a conflict of interest, the Proxy Coordinator will vote in accordance with the recommendation of the Director of Portfolio Management US.

   If the matter presents a conflict of interest for Pioneer, then the Proxy Coordinator will refer the matter to the Proxy Voting Oversight Group for a decision. In general, when a conflict of interest is present, Pioneer will vote according to the recommendation of the Director of Portfolio Management US where such recommendation would go against Pioneer's interest or where the conflict is deemed to be immaterial. Pioneer will vote according to the recommendation of its proxy voting service when the conflict is deemed to be material and the Pioneer's internal vote recommendation would favor Pioneer's interest, unless a client specifically requests Pioneer to do otherwise. When making the final determination as to how to vote a proxy, the Proxy Voting Oversight Group will review the report from the Director of Portfolio Management US and the Conflicts of Interest Report issued by the Compliance Department.

   Conflicts of Interest
   A conflict of interest occurs when Pioneer's interests interfere, or appear to interfere with the interests of Pioneer's clients. Occasionally, Pioneer may have a conflict that can affect how its votes proxies. The conflict may be actual or perceived and may exist when the matter to be voted on concerns:

       o An affiliate of Pioneer, such as another company belonging to the UniCredito Italiano S.p.A. banking group (a "UniCredito Affiliate");

       o An issuer of a security for which Pioneer acts as a sponsor, advisor, manager, custodian, distributor, underwriter, broker, or other similar capacity (including those securities specifically declared by PGAM to present a conflict of interest for Pioneer);

       o An issuer of a security for which UniCredito has informed Pioneer that a UniCredito Affiliate acts as a sponsor, advisor, manager, custodian, distributor, underwriter, broker, or other similar capacity; or

       o A person with whom Pioneer (or any of its affiliates) has an existing, material contract or business relationship that was not entered into in the ordinary course of Pioneer's business.

       o Pioneer will abstain from voting with respect to companies directly or indirectly owned by UniCredito Italiano Group, unless otherwise directed by a client. In addition, Pioneer will inform PGAM Global Compliance and the PGAM Independent Directors before exercising such rights.

   Any associate involved in the proxy voting process with knowledge of any apparent or actual conflict of interest must disclose such conflict to the Proxy Coordinator and the Compliance Department. The Compliance Department will review each item referred to Pioneer to determine whether an actual or potential conflict of interest with Pioneer exists in connection with the proposal(s) to be voted upon. The review will be conducted by comparing the apparent parties affected by the proxy proposal being voted upon against the Compliance Department's internal list of interested persons and, for any matches found, evaluating the anticipated magnitude and possible probability of any conflict of interest being present. For each referral item, the determination regarding the presence or absence of any actual or potential conflict of interest will be documented in a Conflicts of Interest Report to the Proxy Coordinator.

   Securities Lending
   In conjunction with industry standards Proxies are not available to be voted when the shares are out on loan through either Pioneer's lending program or a client's managed security lending program. However, Pioneer will reserve the right to recall lent securities so that they may be voted according to the Pioneer's instructions. If a portfolio manager would like to vote a block of previously lent shares, the Proxy Coordinator will work with the portfolio manager and Investment Operations to recall the security, to the extent possible, to facilitate the vote on the entire block of shares.

   Share-Blocking

   "Share-blocking" is a market practice whereby shares are sent to a custodian (which may be different than the account custodian) for record keeping and voting at the general meeting. The shares are unavailable for sale or delivery until the end of the blocking period (typically the day after general meeting date).

   Pioneer will vote in those countries with "share-blocking." In the event a manager would like to sell a security with "share-blocking", the Proxy Coordinator will work with the Portfolio Manager and Investment Operations Department to recall the shares (as allowable within the market time-frame and practices) and/or communicate with executing brokerage firm. A list of countries with "share-blocking" is available from the Investment Operations Department upon request.

   Record Keeping
   The Proxy Coordinator shall ensure that Pioneer's proxy voting service:

       o Retains a copy of the proxy statement received (unless the proxy statement is available from the SEC's Electronic Data Gathering, Analysis, and Retrieval (EDGAR) system);

       o   Retains a record of the vote cast;

       o Prepares Form N-PX for filing on behalf of each client that is a registered investment company; and

       o Is able to promptly provide Pioneer with a copy of the voting record upon its request.

   The Proxy Coordinator shall ensure that for those votes that may require additional documentation (i.e. conflicts of interest, exception votes and case-by-case votes) the following records are maintained:

       o    A record memorializing the basis for each referral vote cast;

       o A copy of any document created by Pioneer that was material in making the decision on how to vote the subject proxy; and

       o A copy of any conflict notice, conflict consent or any other written communication (including emails or other electronic communications) to or from the client (or in the case of an employee benefit plan, the plan's trustee or other fiduciaries) regarding the subject proxy vote cast by, or the vote recommendation of, Pioneer.

       o Pioneer shall maintain the above records in the client's file for a period not less than ten (10) years.

     Disclosure
     Pioneer shall take reasonable measures to inform its clients of the process or procedures clients must follow to obtain information regarding how Pioneer voted with respect to assets held in their accounts. In addition, Pioneer shall describe to clients its proxy voting policies and procedures and will furnish a copy of its proxy voting policies and procedures upon request. This information may be provided to clients through Pioneer's Form ADV (Part II) disclosure, by separate notice to the client, or through Pioneer's website.

     Proxy Voting Oversight Group
     The members of the Proxy Voting Oversight Group are Pioneer's: Director of Portfolio Management US, Head of Investment Operations, and Director of Compliance. Other members of Pioneer will be invited to attend meetings and otherwise participate as necessary. The Head of Investment Operations will chair the Proxy Voting Oversight Group.

     The Proxy Voting Oversight Group is responsible for developing, evaluating, and changing (when necessary) Pioneer's Proxy Voting Policies and Procedures. The group meets at least annually to evaluate and review these policies and procedures and the services of its third-party proxy voting service. In addition, the Proxy Voting Oversight Group will meet as necessary to vote on referral items and address other business as necessary.

     Amendments
     Pioneer may not amend its Proxy Voting Policies And Procedures without the prior approval of the Proxy Voting Oversight Group and its corporate parent, Pioneer Global Asset Management S.p.A

   Proxy Voting Policies
   Pioneer's sole concern in voting proxies is the economic effect of the proposal on the value of portfolio holdings, considering both the short- and long-term impact. In many instances, Pioneer believes that supporting the company's strategy and voting "for" management's proposals builds portfolio value. In other cases, however, proposals set forth by management may have a negative effect on that value, while some shareholder proposals may hold the best prospects for enhancing it. Pioneer monitors developments in the proxy-voting arena and will revise this policy as needed.

   All proxies that are received promptly will be voted in accordance with the specific policies listed below. All shares in a company held by Pioneer-managed accounts will be voted alike, unless a client has given us specific voting instructions on an issue or has not delegated authority to us. Proxy voting issues will be reviewed by Pioneer's Proxy Voting Oversight Group, which consists of the Director of Portfolio Management US, the Director of Investment Operations (the Proxy Coordinator), and the Director of Compliance.

   Pioneer has established Proxy Voting Procedures for identifying and reviewing conflicts of interest that may arise in the voting of proxies.

   Clients may request, at any time, a report on proxy votes for securities held in their portfolios and Pioneer is happy to discuss our proxy votes with company management. Pioneer retains a proxy voting service to provide research on proxy issues and to process proxy votes.

Administrative
   While administrative items appear infrequently in U.S. issuer proxies, they are quite common in non-U.S. proxies.

   We will generally support these and similar management proposals:

       o    Corporate name change.

       o    A change of corporate headquarters.

       o    Stock exchange listing.

       o    Establishment of time and place of annual meeting.

       o    Adjournment or postponement of annual meeting.

       o    Acceptance/approval of financial statements.

       o Approval of dividend payments, dividend reinvestment plans and other dividend-related proposals.

       o    Approval of minutes and other formalities.

       o Authorization of the transferring of reserves and allocation of income.

       o    Amendments to authorized signatories.

       o    Approval of accounting method changes or change in fiscal year-end.

       o    Acceptance of labor agreements.

       o    Appointment of internal auditors.

   Pioneer will vote on a case-by-case basis on other routine business; however, Pioneer will oppose any routine business proposal if insufficient information is presented in advance to allow Pioneer to judge the merit of the proposal. Pioneer has also instructed its proxy voting service to inform Pioneer of its analysis of any administrative items inconsistent, in its view, with supporting the value of Pioneer portfolio holdings so that Pioneer may consider and vote on those items on a case-by-case basis.

Auditors
     We normally vote for proposals to:

       o Ratify the auditors. We will consider a vote against if we are concerned about the auditors' independence or their past work for the company. Specifically, we will oppose the ratification of auditors and withhold votes from audit committee members if non-audit fees paid by the company to the auditing firm exceed the sum of audit fees plus audit-related fees plus permissible tax fees according to the disclosure categories proposed by the Securities and Exchange Commission.

       o    Restore shareholder rights to ratify the auditors.

     We will normally oppose proposals that require companies to:

       o    Seek bids from other auditors.

       o Rotate auditing firms, except where the rotation is statutorily required or where rotation would demonstrably strengthen financial disclosure.

       o    Indemnify auditors.

       o Prohibit auditors from engaging in non-audit services for the company.

     Board of Directors
     On issues related to the board of directors, Pioneer normally supports management. We will, however, consider a vote against management in instances where corporate performance has been very poor or where the board appears to lack independence.

     General Board Issues
     Pioneer will vote for:

       o Audit, compensation and nominating committees composed of independent directors exclusively.

       o Indemnification for directors for actions taken in good faith in accordance with the business judgment rule. We will vote against proposals for broader indemnification.

       o Changes in board size that appear to have a legitimate business purpose and are not primarily for anti-takeover reasons.

       o    Election of an honorary director.

     We will vote against:

       o    Minimum stock ownership by directors.

       o Term limits for directors. Companies benefit from experienced directors, and shareholder control is better achieved through annual votes.

       o Requirements for union or special interest representation on the board.

       o    Requirements to provide two candidates for each board seat.

     We will vote on a case-by case basis on these issues:

       o Separate chairman and CEO positions. We will consider voting with shareholders on these issues in cases of poor corporate performance.

     Elections of Directors
     In uncontested elections of directors we will vote against:

       o Individual directors with absenteeism above 25% without valid reason. We support proposals that require disclosure of director attendance.

       o Insider directors and affiliated outsiders who sit on the audit, compensation, stock option or nominating committees. For the purposes of our policy, we accept the definition of affiliated directors provided by our proxy voting service.

     We will also vote against:

       o Directors who have failed to act on a takeover offer where the majority of shareholders have tendered their shares.

       o Directors who appear to lack independence or are associated with very poor corporate performance.

     We will vote on a case-by case basis on these issues:

       o Re-election of directors who have implemented or renewed a dead-hand or modified dead-hand poison pill (a "dead-hand poison pill" is a shareholder rights plan that may be altered only by incumbent or "dead " directors. These plans prevent a potential acquirer from disabling a poison pill by obtaining control of the board through a proxy vote).

       o    Contested election of directors.

       o Prior to phase-in required by SEC, we would consider supporting election of a majority of independent directors in cases of poor performance.

       o    Mandatory retirement policies.

       o Directors who have ignored a shareholder proposal that has been approved by shareholders for two consecutive years.

     Takeover-Related Measures
     Pioneer is generally opposed to proposals that may discourage takeover attempts. We believe that the potential for a takeover helps ensure that corporate performance remains high.

     Pioneer will vote for:

       o    Cumulative voting.

       o    Increase ability for shareholders to call special meetings.

       o    Increase ability for shareholders to act by written consent.

       o    Restrictions on the ability to make greenmail payments.

       o    Submitting rights plans to shareholder vote.

       o    Rescinding shareholder rights plans ("poison pills").

       o    Opting out of the following state takeover statutes:

     o Control share acquisition statutes, which deny large holders voting rights on holdings over a specified threshold.

     o Control share cash-out provisions, which require large holders to acquire shares from other holders.

     o Freeze-out provisions, which impose a waiting period on large holders before they can attempt to gain control.

     o Stakeholder laws, which permit directors to consider interests of non-shareholder constituencies.

     o Disgorgement provisions, which require acquirers to disgorge profits on purchases made before gaining control.

     o Fair price provisions.

     o Authorization of shareholder rights plans.

     o Labor protection provisions.

     o Mandatory classified boards.

     We will vote on a case-by-case basis on the following issues:

       o Fair price provisions. We will vote against provisions requiring supermajority votes to approve takeovers. We will also consider voting against proposals that require a supermajority vote to repeal or amend the provision. Finally, we will consider the mechanism used to determine the fair price; we are generally opposed to complicated formulas or requirements to pay a premium.

       o Opting out of state takeover statutes regarding fair price provisions. We will use the criteria used for fair price provisions in general to determine our vote on this issue.

       o    Proposals that allow shareholders to nominate directors.

     We will vote against:

       o    Classified boards, except in the case of closed-end mutual funds.

       o Limiting shareholder ability to remove or appoint directors. We will support proposals to restore shareholder authority in this area. We will review on a case-by-case basis proposals that authorize the board to make interim appointments.

       o    Classes of shares with unequal voting rights.

       o    Supermajority vote requirements.

       o Severance packages ("golden" and "tin" parachutes). We will support proposals to put these packages to shareholder vote.

       o Reimbursement of dissident proxy solicitation expenses. While we ordinarily support measures that encourage takeover bids, we believe that management should have full control over corporate funds.

       o    Extension of advance notice requirements for shareholder proposals.

       o Granting board authority normally retained by shareholders (e.g., amend charter, set board size).

       o Shareholder rights plans ("poison pills"). These plans generally allow shareholders to buy additional shares at a below-market price in the event of a change in control and may deter some bids.

     Capital Structure
     Managements need considerable flexibility in determining the company's financial structure, and Pioneer normally supports managements' proposals in this area. We will, however, reject proposals that impose high barriers to potential takeovers.

     Pioneer will vote for:

       o    Changes in par value.

       o    Reverse splits, if accompanied by a reduction in number of shares.

       o Share repurchase programs, if all shareholders may participate on equal terms.

       o    Bond issuance.

       o    Increases in "ordinary" preferred stock.

       o Proposals to have blank-check common stock placements (other than shares issued in the normal course of business) submitted for shareholder approval.

       o    Cancellation of company treasury shares.

     We will vote on a case-by-case basis on the following issues:

       o Reverse splits not accompanied by a reduction in number of shares, considering the risk of delisting.

       o Increase in authorized common stock. We will make a determination considering, among other factors:

     o Number of shares currently available for issuance;

     o Size of requested increase (we would normally approve increases of up to 100% of current authorization);

     o Proposed use of the additional shares; and

     o Potential consequences of a failure to increase the number of shares outstanding (e.g., delisting or bankruptcy).

       o Blank-check preferred. We will normally oppose issuance of a new class of blank-check preferred, but may approve an increase in a class already outstanding if the company has demonstrated that it uses this flexibility appropriately.

       o    Proposals to submit private placements to shareholder vote.

       o    Other financing plans.

     We will vote against preemptive rights that we believe limit a company's financing flexibility.

     Compensation
     Pioneer supports compensation plans that link pay to shareholder returns and believes that management has the best understanding of the level of compensation needed to attract and retain qualified people. At the same time, stock-related compensation plans have a significant economic impact and a direct effect on the balance sheet. Therefore, while we do not want to micromanage a company's compensation programs, we will place limits on the potential dilution these plans may impose.

     Pioneer will vote for:

       o    401(k) benefit plans.

       o Employee stock ownership plans (ESOPs), as long as shares allocated to ESOPs are less than 5% of outstanding shares. Larger blocks of stock in ESOPs can serve as a takeover defense. We will support proposals to submit ESOPs to shareholder vote.

       o Various issues related to the Omnibus Budget and Reconciliation Act of 1993 (OBRA), including:

     o Amendments to performance plans to conform with OBRA;

     o Caps on annual grants or amendments of administrative features;

     o Adding performance goals; and

     o Cash or cash-and-stock bonus plans.

       o Establish a process to link pay, including stock-option grants, to performance, leaving specifics of implementation to the company.

       o    Require that option repricings be submitted to shareholders.

       o    Require the expensing of stock-option awards.

       o Require reporting of executive retirement benefits (deferred compensation, split-dollar life insurance, SERPs, and pension benefits).

       o Employee stock purchase plans where the purchase price is equal to at least 85% of the market price, where the offering period is no greater than 27 months and where potential dilution (as defined below) is no greater than 10%.

     We will vote on a case-by-case basis on the following issues:

       o Executive and director stock-related compensation plans. We will consider the following factors when reviewing these plans:

       o The program must be of a reasonable size. We will approve plans where the combined employee and director plans together would generate less than 15% dilution. We will reject plans with 15% or more potential dilution.

            Dilution = (A + B + C) / (A + B + C + D), where

            A = Shares reserved for plan/amendment,

            B = Shares available under continuing plans,

            C = Shares granted but unexercised and

            D = Shares outstanding.

       o    The plan must not:

            o Explicitly permit unlimited option repricing authority or that have repriced in the past without shareholder approval.

            o Be a self-replenishing "evergreen" plan, plans that grant discount options and tax offset payments.

     o We are generally in favor of proposals that increase participation beyond executives.

     o We generally support proposals asking companies to adopt rigorous vesting provisions for stock option plans such as those that vest incrementally over, at least, a three- or four-year period with a pro rata portion of the shares becoming exercisable on an annual basis following grant date.

     o We generally support proposals asking companies to disclose their window period policies for stock transactions. Window period policies ensure that employees do not exercise options based on insider information contemporaneous with quarterly earnings releases and other material corporate announcements.

     o We generally support proposals asking companies to adopt stock holding periods for their executives.

       o    All other employee stock purchase plans.

       o All other compensation-related proposals, including deferred compensation plans, employment agreements, loan guarantee programs and retirement plans.

       o All other proposals regarding stock compensation plans, including extending the life of a plan, changing vesting restrictions, repricing options, lengthening exercise periods or accelerating distribution of awards and pyramiding and cashless exercise programs.

     We will vote against:

       o Pensions for non-employee directors. We believe these retirement plans reduce director objectivity.

       o    Elimination of stock option plans.

     We will vote on a case-by case basis on these issues:

       o    Limits on executive and director pay.

       o    Stock in lieu of cash compensation for directors.

     Corporate Governance
     Pioneer will vote for:

       o    Confidential Voting.

       o Equal access provisions, which allow shareholders to contribute their opinion to proxy materials.

       o Proposals requiring directors to disclose their ownership of shares in the company.

     We will vote on a case-by-case basis on the following issues:

       o Change in the state of incorporation. We will support reincorporations supported by valid business reasons. We will oppose those that appear to be solely for the purpose of strengthening takeover defenses.

       o Bundled proposals. We will evaluate the overall impact of the proposal.

       o    Adopting or amending the charter, bylaws or articles of association.

       o Shareholder appraisal rights, which allow shareholders to demand judicial review of an acquisition price.

     We will vote against:

       o Shareholder advisory committees. While management should solicit shareholder input, we prefer to leave the method of doing so to management's discretion.

       o    Limitations on stock ownership or voting rights.

       o    Reduction in share ownership disclosure guidelines.

     Mergers and Restructurings
     Pioneer will vote on the following and similar issues on a case-by-case basis:

       o    Mergers and acquisitions.

       o Corporate restructurings, including spin-offs, liquidations, asset sales, joint ventures, conversions to holding company and conversions to self-managed REIT structure.

       o    Debt restructurings.

       o    Conversion of securities.

       o    Issuance of shares to facilitate a merger.

       o    Private placements, warrants, convertible debentures.

       o Proposals requiring management to inform shareholders of merger opportunities.

     We will normally vote against shareholder proposals requiring that the company be put up for sale.

     Mutual Funds
     Many of our portfolios may invest in shares of closed-end mutual funds or exchange-traded funds. The non-corporate structure of these investments raises several unique proxy voting issues.

     Pioneer will vote for:

       o    Establishment of new classes or series of shares.

       o    Establishment of a master-feeder structure.

     Pioneer will vote on a case-by-case on:

       o Changes in investment policy. We will normally support changes that do not affect the investment objective or overall risk level of the fund. We will examine more fundamental changes on a case-by-case basis.

       o    Approval of new or amended advisory contracts.

       o    Changes from closed-end to open-end format.

       o    Authorization for, or increase in, preferred shares.

       o    Disposition of assets, termination, liquidation, or mergers.

       o Classified boards of closed-end mutual funds, but will typically support such proposals.

     Social Issues
     Pioneer will abstain on stockholder proposals calling for greater disclosure of corporate activities with regard to social issues. "Social Issues" may generally be described as shareholder proposals for a company to:

       o Conduct studies regarding certain issues of public concern and interest;

       o Study the feasibility of the company taking certain actions with regard to such issues; or

       o Take specific action, including ceasing certain behavior and adopting company standards and principles, in relation to issues of public concern and interest.

     We believe these issues are important and should receive management attention.

     Pioneer will vote against proposals calling for substantial changes in the company's business or activities. We will also normally vote against proposals with regard to contributions, believing that management should control the routine disbursement of funds.

ITEM 8. PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

(a) If the registrant is a closed-end management investment company that is filing an annual report on this Form N-CSR,provide the following information:
(1) State the name, title, and length of service of the person or persons employed by or associated with the registrant or an investment adviser of the registrant who are primarily responsible for the day-to-day management of the registrant's portfolio ("Portfolio Manager"). Also state each Portfolio Manager's business experience during the past 5 years.

Other Accounts Managed by the Portfolio Managers. The table below indicates, for each portfolio manager of the fund, information about the accounts other than the fund over which the portfolio manager has day-to-day investment responsibility. All information on the number of accounts and total assets in the table is as of November 30, 2013. For purposes of the table, "Other Pooled Investment Vehicles" may include investment partnerships, undertakings for collective investments in transferable securities ("UCITS") and other non-U.S. investment funds and group trusts, and "Other Accounts" may include separate accounts for institutions or individuals, insurance company general or separate accounts, pension funds and other similar institutional accounts but generally do not include the portfolio manager's personal investment accounts or those which the manager may be deemed to own beneficially under the code of ethics. Certain funds and other accounts managed by the portfolio manager may have substantially similar investment strategies.

--------------------- -------------------- ----------------- ------------------- ------------------ -------------------
Name of Portfolio     Type of Account      Number of         Total Assets        Number of          Assets Managed
Manager                                    Accounts Managed  Managed             Accounts Managed   for which
                                                                                 for which          Advisory Fee is
                                                                                 Advisory Fee is    Performance-Based
                                                                                 Performance-Based
--------------------- -------------------- ----------------- ------------------- ------------------ -------------------
--------------------- -------------------- ----------------- ------------------- ------------------ -------------------
Jonathan Sharkey      Other Registered     3                 $3,356,667,635      		N/A                N/A
                      Investment
                      Companies
                      -------------------- ----------------- ------------------- ------------------ -------------------
                      -------------------- ----------------- ------------------- ------------------ -------------------
                      Other Pooled         0                 0                  	 N/A                N/A
                      Investment Vehicles
                      -------------------- ----------------- ------------------- ------------------ -------------------
                      -------------------- ----------------- ------------------- ------------------ -------------------
                      Other Accounts       0                 $0         		N/A                N/A
--------------------- -------------------- ----------------- ------------------- ------------------ -------------------


Potential Conflicts of Interest. When a portfolio manager is responsible for the management of more than one account, the potential arises for the portfolio manager to favor one account over another. The principal types of potential conflicts of interest that may arise are discussed below. For the reasons outlined below, Pioneer does not believe that any material conflicts are likely to arise out of a portfolio manager's responsibility for the management of the fund as well as one or more other accounts. Although Pioneer has adopted procedures that it believes are reasonably designed to detect and prevent violations of the federal securities laws and to mitigate the potential for conflicts of interest to affect its portfolio management decisions, there can be no assurance that all conflicts will be identified or that all procedures will be effective in mitigating the potential for such risks. Generally, the risks of such conflicts of interest are increased to the extent that a portfolio manager has a financial incentive to favor one account over another. Pioneer has structured its compensation arrangements in a manner that is intended to limit such potential for conflicts of interest. See "Compensation of Portfolio Managers" below.

     o A portfolio manager could favor one account over another in allocating new investment opportunities that have limited supply, such as initial public offerings and private placements. If, for example, an initial public offering that was expected to appreciate in value significantly shortly after the offering was allocated to a single account, that account may be expected to have better investment performance than other accounts that did not receive an allocation of the initial public offering. Generally, investments for which there is limited availability are allocated based upon a range of factors including available cash and consistency with the accounts' investment objectives and policies. This allocation methodology necessarily involves some subjective elements but is intended over time to treat each client in an equitable and fair manner. Generally, the investment opportunity is allocated among participating accounts on a pro rata basis. Although Pioneer believes that its practices are reasonably designed to treat each client in an equitable and fair manner, there may be instances where a fund may not participate, or may participate to a lesser degree than other clients, in the allocation of an investment opportunity.

     o A portfolio manager could favor one account over another in the order in which trades for the accounts are placed. If a portfolio manager determines to purchase a security for more than one account in an aggregate amount that may influence the market price of the security, accounts that purchased or sold the security first may receive a more favorable price than accounts that made subsequent transactions. The less liquid the market for the security or the greater the percentage that the proposed aggregate purchases or sales represent of average daily trading volume, the greater the potential for accounts that make subsequent purchases or sales to receive a less favorable price. When a portfolio manager intends to trade the same security on the same day for more than one account, the trades typically are "bunched," which means that the trades for the individual accounts are aggregated and each account receives the same price. There are some types of accounts as to which bunching may not be possible for contractual reasons (such as directed brokerage arrangements). Circumstances may also arise where the trader believes that bunching the orders may not result in the best possible price. Where those accounts or circumstances are involved, Pioneer will place the order in a manner intended to result in as favorable a price as possible for such client.

     o A portfolio manager could favor an account if the portfolio manager's compensation is tied to the performance of that account to a greater degree than other accounts managed by the portfolio manager. If, for example, the portfolio manager receives a bonus based upon the performance of certain accounts relative to a benchmark while other accounts are disregarded for this purpose, the portfolio manager will have a financial incentive to seek to have the accounts that determine the portfolio manager's bonus achieve the best possible performance to the possible detriment of other accounts. Similarly, if Pioneer receives a performance-based advisory fee, the portfolio manager may favor that account, whether or not the performance of that account directly determines the portfolio manager's compensation.

     o A portfolio manager could favor an account if the portfolio manager has a beneficial interest in the account, in order to benefit a large client or to compensate a client that had poor returns. For example, if the portfolio manager held an interest in an investment partnership that was one of the accounts managed by the portfolio manager, the portfolio manager would have an economic incentive to favor the account in which the portfolio manager held an interest.

     o If the different accounts have materially and potentially conflicting investment objectives or strategies, a conflict of interest could arise. For example, if a portfolio manager purchases a security for one account and sells the same security for another account, such trading pattern may disadvantage either the account that is long or short. In making portfolio manager assignments, Pioneer seeks to avoid such potentially conflicting situations. However, where a portfolio manager is responsible for accounts with differing investment objectives and policies, it is possible that the portfolio manager will conclude that it is in the best interest of one account to sell a portfolio security while another account continues to hold or increase the holding in such security.


Compensation of Portfolio Managers. Pioneer has adopted a system of compensation for portfolio managers that seeks to align the financial interests of the portfolio managers with those of shareholders of the accounts (including Pioneer funds) the portfolio managers manage, as well as with the financial performance of Pioneer. The compensation program for all Pioneer portfolio managers includes a base salary (determined by the rank and tenure of the employee) and an annual bonus program, as well as customary benefits that are offered generally to all full-time employees. Base compensation is fixed and normally reevaluated on an annual basis. Pioneer seeks to set base compensation at market rates, taking into account the experience and responsibilities of the portfolio manager. The bonus plan is intended to provide a competitive level of annual bonus compensation that is tied to the portfolio manager achieving superior investment performance and align the interests of the investment professional with those of shareholders, as well as with the financial performance of Pioneer. Any bonus under the plan is completely discretionary, with a maximum annual bonus that may be in excess of base salary. The annual bonus is based upon a combination of the following factors:

 o Quantitative Investment Performance. The quantitative investment performance calculation is based on pre-tax investment performance of all of the accounts managed by the portfolio manager (which includes the fund and any other accounts managed by the portfolio manager) over a one-year period (20% weighting) and four-year period (80% weighting), measured for periods ending on December 31. The accounts, which include the fund, are ranked against a group of mutual funds with similar investment objectives and investment focus (60%) and a broad-based securities market index measuring the performance of the same type of securities in which the accounts invest (40%), which, in the case of the fund, is the Bank of America Merrill Lynch High Yield Master II Index. As a result of these two benchmarks, the performance of the portfolio manager for compensation purposes is measured against the criteria that are relevant to the portfolio manager's competitive universe.

o Qualitative Performance. The qualitative performance component with respect to all of the accounts managed by the portfolio manager includes objectives, such as effectiveness in the areas of teamwork, leadership, communications and marketing, that are mutually established and evaluated by each portfolio manager and management.

o Pioneer Results and Business Line Results. Pioneer's financial performance, as well as the investment performance of its investment management group, affect a portfolio manager's actual bonus by a leverage factor of plus or minus (+/-) a predetermined percentage.

The quantitative and qualitative performance components comprise 80% and 20%, respectively, of the overall bonus calculation (on a pre-adjustment basis). A portion of the annual bonus is deferred for a specified period and may be invested in one or more Pioneer funds.

Certain portfolio managers may participate in other programs designed to reward and retain key contributors. Senior executives or other key employees may be granted performance units based on the stock price performance of UniCredit and the financial performance of Pioneer Global Asset Management S.p.A., which are affiliates of Pioneer. Portfolio managers also may participate in a deferred compensation program, whereby deferred amounts are invested in one or more Pioneer funds.

Share Ownership by Portfolio Manager. The following table indicates as of November 30, 2013 the value, within the indicated range, of shares beneficially owned by the portfolio manager of the fund.

---------------------------------------- -------------------------------------------------------------------
Name of Portfolio Manager                Beneficial Ownership of the Fund*
---------------------------------------- -------------------------------------------------------------------
---------------------------------------- -------------------------------------------------------------------
Jonathan Sharkey                         A
---------------------------------------- -------------------------------------------------------------------


*Key to Dollar Ranges

A. None
B. $1 - $10,000
C. $10,001 - $50,000
D. $50,001 - $100,000
E. $100,001 - $500,000
F. $500,001 - $1,000,000
G. Over $1,000,000





ITEM 9. PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT
INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

(a) If the registrant is a closed-end management investment company, in the following tabular format, provide the information specified in paragraph (b) of this Item with respect to any purchase made by or on behalf of the registrant or any affiliated purchaser, as defined in Rule 10b-18(a)(3) under the Exchange Act (17 CFR 240.10b-18(a)(3)), of shares or other units of any class of the registrant's equity securities that is registered by the registrant pursuant to Section 12 of the Exchange Act (15 U.S.C. 781).

During the period covered by this report, there were no purchases made by or on behalf of the registrant or any affiliated purchaser as defined in Rule 10b-18(a)(3) under the Securities Exchange Act of 1934 (the Exchange Act), of shares of the registrants equity securities that are registered by the registrant pursuant to
Section 12 of the Exchange Act.


ITEM 10. SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

Describe any material changes to the procedures by which shareholders may recommend nominees to the registrant's board of directors, where those changes were implemented after the registrant last provided disclosure in response to the requirements of Item 407(c)(2)(iv) of Regulation S-R(17 CFR 229.407)(as required by Item 22(b)(15)) of Schedule 14A (17 CFR 240.14a-101), or this Item.


There have been no material changes to the procedures by which the shareholders may recommend nominees to the registrant's board of directors since the registrant last provided disclosure in response to the requirements of Item 407(c)(2)(iv) of Regulation S-R of Schedule 14(A) in its definitive proxy statement, or this item.


ITEM 11. CONTROLS AND PROCEDURES.

(a) Disclose the conclusions of the registrant's principal executive and principal financials officers, or persons performing similar functions, regarding the effectiveness of the registrant's disclosure controls and procedures (as defined in Rule 30a-3(c) under the Act (17 CFR 270.30a-3(c))) as of a date within 90 days of the filing date of the report that includes the disclosure required by this paragraph, based on the evaluation of these controls and procedures required by Rule 30a-3(b) under the Act (17 CFR 270.30(a)-3(b) and Rules 13a-15(b) or 15d-15(b)
under the Exchange Act (17 CFR 240.13a-15(b) or 240.15d-15(b)).

The registrant's principal executive officer and principal financial officer have concluded that the registrant's disclosure controls and procedures are effective based on the evaluation of these controls and procedures as of a date within 90 days of the filing date of this report.


(b) Disclose any change in the registrant's internal control over financial reporting (as defined in Rule 30a-3(d) under the Act (17CFR 270.30a-3(d)) that occured during the second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant's internal control over financial reporting.

There were no significant changes in the registrant's internal control over financial reporting that occurred during the second fiscal quarter of the period covered by this report that have materially affected, or are reasonably likely to materially affect, the registrant's internal control over financial reporting.

The registrant's principal executive officer and principal financial officer, however, voluntarily are reporting the following information:

In August of 2006 the registrant's investment adviser enhanced its internal procedures for reporting performance information required to be included in prospectuses.
Those enhancements involved additional internal controls over the appropriateness of performance data generated for this purpose. Such enhancements were made following an internal review which identified prospectuses relating to certain classes of shares of a limited number of registrants where, inadvertently, performance information not reflecting the deduction of applicable sales charges was included. Those prospectuses were revised, and the revised prospectuses were distributed to shareholders.


ITEM 12. EXHIBITS.

(a) File the exhibits listed below as part of this Form. Letter or number the exhibits in the sequence indicated.

(1) Any code of ethics, or amendment thereto, that is the subject of the disclosure required by Item 2, to the extent that the registrant intends to satisfy the Item 2 requirements through filing of an exhibit.



(2) A separate certification for each principal executive officer and principal financial officer of the registrant as required by Rule 30a-2(a) under the Act (17 CFR 270.30a-2(a)) , exactly as set forth below:

Filed herewith.

                                   SIGNATURES

                          [See General Instruction F]


Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.


(Registrant) PPioneer Floating Rate Trust


By (Signature and Title)* /s/ Daniel K. Kingsbury
Daniel K. Kingsbury, President

Date January 29, 2014


Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.


By (Signature and Title)* /s/ Daniel K. Kingsbury
Daniel K. Kingsbury, President

Date January 29, 2014


By (Signature and Title)* /s/ Mark Bradley
Mark Bradley, Treasurer & Chief Accounting & Financial Officer

Date January 29, 2014

* Print the name and title of each signing officer under his or her signature.